SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-1A
REGISTRATION STATEMENT (No. 2-90649)
      UNDER THE SECURITIES ACT OF 1933   [x]



      Pre-Effective Amendment No.        [  ]



      Post-Effective Amendment No.  65   [x]

and
REGISTRATION STATEMENT UNDER THE INVESTMENT

                      COMPANY ACT OF 1940 (No. 811-4008)   [x]



          Amendment No.                                    [  ]

Fidelity Investment Trust
(Exact Name of Registrant as Specified in Charter)
82 Devonshire St., Boston, MA  02109
(Address Of Principal Executive Offices)
Registrant's Telephone Number:  (617) 563-7000
Arthur S. Loring, Secretary
82 Devonshire Street,
Boston, Massachusetts 02109
(Name and Address of Agent for Service)
It is proposed that this filing will become effective:
 (  ) immediately upon filing pursuant to paragraph (b)
 (x) on February 26, 1996 pursuant to paragraph (b)
 (  ) 60 days after filing pursuant to paragraph (a)(i)
 (  ) on          pursuant to paragraph (a)(i)
 (  ) 75 days after filing pursuant to paragraph (a)(ii)
 (  ) on             pursuant to paragraph (a)(ii) of rule 485.
If appropriate, check the following box:
 ( ) this post-effective amendment designates a new effective date for a previously filed post-effective amendment.
Registrant has filed a declaration pursuant to Rule 24f-2 under the Investment Company Act of 1940 and intends to file the notice required by such Rule on or before February 29, 1996.
FIDELITY INVESTMENT TRUST:
FIDELITY SHORT-TERM WORLD BOND FUND
FIDELITY GLOBAL BOND FUND
FIDELITY NEW MARKETS INCOME FUND
CROSS-REFERENCE SHEET
FORM N-1A
ITEM NUMBER

PROSPECTUS   PROSPECTUS SECTION


1              Cover Page

2a             Expenses

  b,c          Contents; The Funds at a Glance; Who May Want to Invest

3a             Financial Highlights

  b            *

  c,d          Performance

4a(i)          Charter

   (ii)        The Funds at a Glance; Investment Principles and Risks

  b            Investment Principles and Risks

  c            Who May Want to Invest; Investment Principles and Risks

5a             Charter

  b(i)         Cover Page; The Funds at a Glance; Charter; Doing Business with
               Fidelity

  b(ii)        Charter

  b(iii)       Expenses; Breakdown of Expenses

  c            Charter

  d            Charter; Breakdown of Expenses

  e            Cover Page; Charter

  f            Expenses

  g(i)         Charter

  g(ii)        *

5A             Performance

6a(i)          Charter

  a(ii)        How to Buy Shares; How to Sell Shares; Transaction Details; Exchange
               Restrictions

  a(iii)       Charter

  b            *

  c            Transaction Details; Exchange Restrictions

  d            *

  e            Doing Business with Fidelity; How to Buy Shares; How to Sell Shares;
               Investor Services

  f,g          Dividends, Capital Gains, and Taxes

7a             Cover Page; Charter

  b            Expenses; How to Buy Shares; Transaction Details

  c            *

  d            How to Buy Shares

  e            *

  f            Breakdown of Expenses

8              How to Sell Shares; Investor Services; Transaction Details; Exchange
               Restrictions

9              *


*  Not Applicable
FIDELITY INVESTMENT TRUST:
FIDELITY SHORT-TERM WORLD BOND FUND
FIDELITY GLOBAL BOND FUND
FIDELITY NEW MARKETS INCOME FUND
PART B   STATEMENT OF ADDITIONAL INFORMATION SECTION


10, 11            Cover Page

12                Description of the Trust

13a-c             Investment Policies and Limitations

    d             Portfolio Transactions

14a, b            Trustees and Officers

   c              *

15a, b            *

    c             Trustees and Officers

16a(i)            FMR; Portfolio Transactions

    a(ii)         Trustees and Officers

    a(iii), b     Management Contracts

    c,d           Contracts with FMR Affiliates

    e             *

    f             Distribution and Service Plans

    g             *

    h             Description of the Trust

    i             Contracts with FMR Affiliates

17a,b,c           Portfolio Transactions

    d,e           *

18a               Description of the Trust

    b             *

19a               Additional Purchase and Redemption Information

    b             Valuation of Portfolio Securities; Additional Purchase and Redemption
                  Information

    c             *

20                Distributions and Taxes

21a,b             Contracts with FMR Affiliates

    c             *

22a               *

    b             Performance

23                Financial Statements


* Not Applicable
Please read this prospectus before investing, and keep it on file for future reference. It contains important information, including how each fund invests and the services available to shareholders.
To learn more about each fund and its investments, you can obtain a copy of
   the funds'     most recent financial reports and portfolio listing, or a
copy of the Statement of Additional Information (SAI) dated February    26,
1996    . The SAI has been filed with the Securities and Exchange
Commission (SEC) and is incorporated herein by reference (legally forms a part of the prospectus). For a free copy of either document, call Fidelity at 1-800-544-8888.
Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment
   risks    , including possible loss of principal    amount invested.
New Markets Income may invest without limitation in lower-quality debt securities, sometimes called "junk bonds." Investors should consider that these securities carry greater risks, such as the risk of default, than other debt securities. Refer to "Investment Principles and Risks" on page for further information.

LIKE ALL MUTUAL FUNDS, THESE
SECURITIES HAVE NOT BEEN
APPROVED OR DISAPPROVED
BY THE SECURITIES AND
EXCHANGE COMMISSION OR
ANY STATE SECURITIES
COMMISSION, NOR HAS THE
SECURITIES AND EXCHANGE
COMMISSION OR ANY STATE
SECURITIES COMMISSION
PASSED UPON THE ACCURACY
OR ADEQUACY OF THIS
PROSPECTUS. ANY
REPRESENTATION TO THE
CONTRARY IS A CRIMINAL
OFFENSE.
   ITL-pro-296

FIDELITY'S
INTERNATIONAL BOND
FUNDS
Each of these international funds invests in debt securities around the world.
FIDELITY SHORT-TERM WORLD    BOND     FUND seeks high current income and
preservation of capital by investing mainly in short-term debt securities. FIDELITY GLOBAL BOND FUND seeks high total return by focusing on a broad range of debt securities.
FIDELITY NEW MARKETS INCOME FUND seeks high current income and capital appreciation by focusing on issuers in emerging markets.
PROSPECTUS
FEBRUARY 26, 1996(FIDELITY_LOGO_GRAPHIC) 82 DEVONSHIRE STREET, BOSTON, MA
02109
CONTENTS



KEY FACTS                       THE FUNDS AT A GLANCE

                                WHO MAY WANT TO INVEST

                                EXPENSES Each fund's yearly operating
                                expenses.

                                FINANCIAL HIGHLIGHTS A summary of each fund's financial data.

                                PERFORMANCE How each fund has done over
                                time.

THE FUNDS IN DETAIL             CHARTER How each fund is organized.

                                INVESTMENT PRINCIPLES AND RISKS Each fund's overall approach to investing.

                                BREAKDOWN OF EXPENSES How operating costs are calculated and what they include.

YOUR ACCOUNT                    DOING BUSINESS WITH FIDELITY

                                TYPES OF ACCOUNTS Different ways to set up your account, including tax-sheltered retirement plans.

                                HOW TO BUY SHARES Opening an account and making additional investments.

                                HOW TO SELL SHARES Taking money out and
                                closing your account.

                                INVESTOR SERVICES Services to help you manage your account.

SHAREHOLDER AND                 DIVIDENDS, CAPITAL GAINS, AND TAXES
ACCOUNT POLICIES

                                TRANSACTION DETAILS Share price calculations and the timing of purchases and redemptions.

                                EXCHANGE RESTRICTIONS


   KEY FACTS


THE FUNDS AT A GLANCE
MANAGEMENT: Fidelity Management & Research Company (FMR) is the management arm of Fidelity Investments, which was established in 1946 and is now America's largest mutual fund manager. Foreign affiliates of FMR may help choose investments for the funds.
As with any mutual fund, there is no assurance that a fund will achieve its goal.
       SHORT-TERM WORLD BOND
GOAL: High current income with preservation of capital.
STRATEGY: Invests mainly in short-term debt securities issued anywhere in the world while maintaining an average maturity of three years or less.
SIZE: As of December 31, 1995, the fund had over $   121     million in
assets.
GLOBAL BOND
GOAL: High total investment return.
STRATEGY: Invests in a broad range of debt securities issued anywhere in the world.
SIZE: As of December 31, 1995, the fund had over $   196     million in
assets.
   NEW MARKETS INCOME
GOAL: High current income, with a secondary objective of capital appreciation.
STRATEGY: Invests mainly in debt securities and other instruments of issuers in emerging markets around the world.
SIZE: As of December 31, 1995, the fund had over $   176     million in
assets.
WHO MAY WANT TO INVEST
These non-diversified funds may be appropriate for investors who want to invest in debt securities issued around the world. By including international investments in your portfolio, you can achieve additional diversification and participate in growth opportunities around the world. However, it is important to note that investments in foreign securities involve risks in addition to those of U.S. investments.
Short-Term World    Bond     is designed for investors seeking income from
short-term securities. Global Bond is designed for those looking for both
income and the potential for capital growth, and    who     can accept a
higher degree of risk. New Markets Income is designed for investors seeking
higher income and capital appreciation than both Short-Term World    Bond
and     Global Bond, but who are also willing to accept the even greater risks and volatility from investments in emerging market securities.
The value of the funds' investments and the income they generate will vary from day to day, and generally reflect interest rates, market conditions,
and other economic and political news    both here and abroad. Investments
in foreign securities may involve risks in addition to those of U.S. investments, including increased political and economic risk, as well as
exposure to currency fluctuations.     When you sell your shares, they may
be worth more or less than what you paid for them. By themselves, the funds do not constitute a balanced investment plan.
   Non-diversified funds may invest a greater portion of their assets in securities of individual issuers than diversified funds. As a result, changes in the market value of a single issuer could cause greater fluctuations in share value than would occur in a more diversified fund.
EXPENSES
SHAREHOLDER TRANSACTION EXPENSES are charges you pay when you buy, sell or
hold shares of a fund. See page         for more information about these
fees.
Maximum sales charge on purchases and
reinvested distributions None
Deferred sales charge on redemptions None
Exchange fee None
Redemption fee on shares held less than 180 days
(New Markets Income only) 1.00%
Annual account maintenance fee
(for accounts under $2   ,    500) $12.00
ANNUAL FUND OPERATING EXPENSES are paid out of each fund's assets. Each fund pays a management fee to FMR. It also incurs other expenses for services such as maintaining shareholder records and furnishing shareholder statements and financial reports. A fund's expenses are factored into its share price or dividends and are not charged directly to shareholder
accounts (see page        ).
The following are projections based on historical expenses, and are calculated as a percentage of average net assets.
       SHORT-TERM WORLD BOND
Management fee                     .60    %

12b-1 fee                       None

Other expenses                     .46    %

Total fund operating expenses      1.06
                                       %

GLOBAL BOND
Management fee                     .70    %

12b-1 fee                       None

Other expenses                     .46    %

Total fund operating expenses      1.16
                                       %

NEW MARKETS INCOME
Management fee                     .70    %

12b-1 fee                       None

Other expenses                     .47    %

Total fund operating expenses      1.17
                                       %

EXAMPLES: Let's say, hypothetically, that each fund's annual return is 5% and that its operating expenses are exactly as just described. For every $1,000 you invested, here's how much you would pay in total expenses if you close your account after the number of years indicated:

                         After 1          After 3          After 5          After 10
                         year              years             years             years

   Short-Term            $11               $34               $58               $129
   World Bond

   Global Bond           $12               $37               $64               $141

   New Markets
          $12               $37               $64               $142
   Income


These examples illustrate the effect of expenses, but are not meant to suggest actual or expected costs or returns, all of which may vary.
   FMR has voluntarily agreed to temporarily limit New Markets Income's operating expenses to 1.20% of its average net assets.
FINANCIAL HIGHLIGHTS
The tables that follow are included in each fund's Annual Report and have been audited by Coopers & Lybrand, L.L.P., independent accountants, for
Short-Term World    Bond     and Global Bond, and by Price Waterhouse LLP,
independent accountants, for New Markets Income. Their reports on the financial statements and financial highlights are included in the Annual Reports. The financial statements and financial highlights are incorporated by reference into (are legally a part of) the funds' Statement of Additional Information.
   SHORT-TERM WORLD BOND FUND



   1.Selected Per-Share
Data and
Ratios

   2.Years ended
December 31           1995               1994               1993E              1992G              1992F              1991D

   3.Net asset value,
beginning of
period                $ 8.910            $ 10.190           $ 9.680            $ 9.800            $ 10.040           $ 10.000

   4.Income from Investment
Operations             .619               .644               .564               .191               .835               .061
    Net investment income

   5. Net realized
and unrealized
gain (loss)            .049               (1.218)            .621               (.203)             (.338)             .037

   6. Total from
investment
operations             .668               (.574)             1.185              (.012)             .497               .098

   7.Less
Distributions          (.568)             (.199)             (.543)             (.108)             (.737)             (.058)
    From net investment income

   8. In excess of
net investment
income                 --                 (.050)             (.132)             --                 --                 --

   9. Return of
capital                --                 (.457)             --                 --                 --                 --

   10. Total
distributions          (.568)             (.706)             (.675)             (.108)             (.737)             (.058)

   11.Net asset value,
end of period         $ 9.010            $ 8.910            $ 10.190           $ 9.680            $ 9.800            $ 10.040

   12.Total
returnB,C             7.79%              (5.80)%            12.59%             (.12)%             5.10%              .98%

   13.Net assets,
end of period
(000 omitted)        $ 121,934          $ 265,407          $ 422,602          $ 458,846          $ 648,448          $ 44,318

   14.Ratio of
expenses to
average net
assets                1.06%              1.01%              1.00%              1.20%A,            1.09%              1.00%A,
                                                                            H                                     H

   15.Ratio of net
investment income
to average net
assets                 6.42%              7.54%              8.00%              8.63%A             9.04%              9.07%A

   16.Portfolio turnover
rate                   284%               134%               160%               117%A              154%               62%A


   A ANNUALIZED
B TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
C THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
D FROM OCTOBER 4, 1991 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1991.
E EFFECTIVE JANUARY 1, 1993, THE FUND ADOPTED STATEMENT OF POSITION 93-2, "DETERMINATION, DISCLOSURE, AND FINANCIAL STATEMENT PRESENTATION OF INCOME, CAPITAL GAIN, AND RETURN OF CAPITAL DISTRIBUTIONS BY INVESTMENT COMPANIES." AS A RESULT, NET INVESTMENT INCOME PER SHARE MAY REFLECT CERTAIN RECLASSIFICATIONS RELATED TO BOOK TO TAX DIFFERENCES.
F FISCAL YEAR ENDED OCTOBER 31, 1992.
G TWO-MONTH PERIOD ENDED DECEMBER 31, 1992.
H FMR VOLUNTARILY AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD HAVE BEEN HIGHER.
GLOBAL BOND FUND



    17.Selected Per-Share Data and Ratios

 18.Years ended December 31
1995          1994M         1993E        1992G         1992F,L      1991F        1990F        1989F        1988F        1987D

 19.Net asset value, beginning of period
$ 9.880       $ 12.610      $ 11.340     $ 11.830      $ 11.980     $ 12.19      $ 11.22      $ 11.47      $ 10.45      $ 10.00

 20.Income from Investment Operations
 .685          .158          .731         .145          .839         .74          .89I         .82I         1.08         .56
  Net investment income

 21. Net realized and unrealized gain
(.049)        (2.178)       1.648        (.173)        .110K        .52          .57          (.17)        .07          .45
 (loss)

 22. Total from investment operations
 .636          (2.020)       2.379        (.028)        .949         1.26         1.46         .65          1.15         1.01

 23.Less Distributions
(.516)        (.225)        (.629)       (.332)        (1.099)      (1.03)       (.49)        (.81)        (.13)        (.56)
  From net investment income

 24. In excess of net investment income
--            (.054)        --           --            --           --           --           --           --           --

 25. From net realized gain
--            --            (.280)       (.130)J       --           (.44)        --           (.09)J       --           --
                                                                    J

 26. In excess of net realized gain
--            (.020)        (.200)       --            --           --           --           --           --           --

 27. Return of capital
(.060)        (.411)        --           --            --           --           --           --           --           --

 28. Total distributions
(.576)        (.710)        (1.109)      (.462)        (1.099)      (1.47)       (.49)        (.90)        (.13)        (.56)

 29.Net asset value, end of period
$ 9.940       $ 9.880       $ 12.610     $ 11.340      $ 11.830     $ 11.98      $ 12.19      $ 11.22      $ 11.47      $ 10.45

 30.Total returnB,C
6.66          (16.31)       21.91        (.23)         8.18         11.31        13.45        6.04%        11.07%       10.30%
%             %             %            %             %            %            %

 31.Net assets, end of period (000
$ 196,862     $ 382,803     $ 686,25     $ 279,204     $ 332,33     $ 160,08     $ 126,44     $ 56,520     $ 56,180     $ 43,846
 omitted)                   2                          3            3            4

 32.Ratio of expenses to average net
1.16          1.14          1.17         1.37          1.23         1.35         1.40         1.50%        1.14%        .95%
 assets
%             %             %            %A            %            %            %            H            H            A,H

 33.Ratio of net investment income to
6.19          6.50          6.79         6.92          8.02         7.92         7.82         7.56%        7.61%        7.14%
 average net assets
%             %             %            %A            %            %            %

 34.Portfolio turnover rate
322           367           198          142           81           228          154          150%         227%         297%
%             %             %            %A            %            %            %                                      A


   A ANNUALIZED
B TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
C THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
D FROM DECEMBER 30, 1986 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1987. E EFFECTIVE JANUARY 1, 1993, THE FUND ADOPTED STATEMENT OF POSITION 93-2, "DETERMINATION, DISCLOSURE, AND FINANCIAL STATEMENT PRESENTATION OF INCOME, CAPITAL GAIN, AND RETURN OF CAPITAL DISTRIBUTIONS BY INVESTMENT COMPANIES." AS A RESULT, NET INVESTMENT INCOME PER SHARE MAY REFLECT CERTAIN RECLASSIFICATIONS RELATED TO BOOK TO TAX DIFFERENCES.
F FISCAL YEAR ENDED OCTOBER 31.
G TWO-MONTH PERIOD ENDED DECEMBER 31, 1992.
H FMR VOLUNTARILY AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD HAVE BEEN HIGHER.
I NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
J INCLUDES AMOUNTS DISTRIBUTED FROM NET REALIZED GAINS ON FOREIGN CURRENCY RELATED TRANSACTIONS TAXABLE AS ORDINARY INCOME.
K THE AMOUNT SHOWN FOR A SHARE OUTSTANDING DOES NOT CORRESPOND WITH THE AGGREGATE NET LOSS ON INVESTMENTS FOR THE PERIOD ENDED DUE TO THE TIMING OF SALES AND REPURCHASES OF FUND SHARES IN RELATION TO FLUCTUATING MARKET VALUES OF THE INVESTMENTS OF THE FUND.
L EFFECTIVE JULY 1, 1992, DIVIDENDS FROM NET INVESTMENT INCOME WERE DECLARED DAILY AND PAID MONTHLY.
M AMOUNTS HAVE BEEN ADJUSTED TO CONFORM WITH PRESENT PERIOD ACCOUNTING
POLICIES.
NEW MARKETS INCOME FUND

   35.Selected Per-Share Data and Ratios

   36.Years ended December 31                                        1995               1994               1993G

   37.Net asset value, beginning of period                           $ 10.190           $ 13.070           $ 10.000

   38.Income from Investment Operations
                              1.222              .573E              .486H
    Net investment income

   39. Net realized and unrealized gain (loss)                        (.583)             (2.687)            3.302

   40. Total from investment operations                               .639               (2.114)            3.788

   41.Less Distributions
                                             (.916)             (.529)             (.486)
    From net investment income

   42. In excess of net investment income                             --                 (.057)             (.062)

   43. From net realized gain                                         --                 (.180)             (.170)

   44. Total distributions                                            (.916)             (.766)             (.718)

   45. Redemption fees added to paid in capital                       .037               --                 --

   46.Net asset value, end of period                                 $ 9.950            $ 10.190           $ 13.070

   47.Total returnB,C                                                 7.97%              (16.55)%           38.84%

   48.Net assets, end of period (000 omitted)                        $ 176,499          $ 179,114          $ 286,593

   49.Ratio of expenses to average net assets                         1.17%              1.28%D,            1.24%A
                                                                                        F                  ,D

   50.Ratio of net investment income to average net assets            9.51%              5.87%              6.29%A

   51.Portfolio turnover rate                                         306%               409%               324%A


   A  ANNUALIZED
B TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
C THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
D FMR VOLUNTARILY AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD HAVE BEEN HIGHER.
E  INCLUDES INTEREST EXPENSE OF $.008 PER SHARE.
F  INCLUDES INTEREST EXPENSE OF .08% OF AVERAGE NET ASSETS.
G  FROM MAY 4, 1993 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1993.
H NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
PERFORMANCE
Bond fund performance can be measured as TOTAL RETURN or YIELD. The total returns that follow are based on historical fund results and do not reflect the effect of taxes.
Each fund's fiscal year runs from January 1 through December 31. The tables below show each fund's performance history compared to an index and a
measure of inflation. The charts on page         compare each fund's
calendar-year performance with that of    its     respective index.
AVERAGE ANNUAL TOTAL RETURNS

Fiscal periods ended                       Past 1           Past 5           Life of
December 31,    1995                       year             years            fund

Short-Term World    Bond                       7.79    %        n/a              4.63    %A

   Salomon Bros. World Govt. Bond              11.17    %       6.86    %        n/a
   Index, 1-3 Yrs. Hdgd.

Global Bond                                    6.66    %        5.08    %        7.55    %B

   Salomon Bros. World Govt. Bond              19.04    %       11.02    %       n/a
   Index Unhdgd.

New Markets Income                             7.97    %        n/a              8.77    %C

   J.P. Morgan Emg. Mkts. Bond Index           27.54    %       17.30    %       n/a

J.P. Morgan Emg. Mkts. Bond Index           26.78%           n/a              n/a
Plus

Consumer Price Index                        2.54%            2.79%            n/a


CUMULATIVE TOTAL RETURNS

Fiscal periods ended                       Past 1           Past 5           Life of
December 31, 1995                          year             years            fund

Short-Term World    Bond                       7.79    %        n/a              21.18    %A

   Salomon Bros. World Govt. Bond              11.17    %       39.34    %       n/a
   Index, 1-3 Yrs. Hdgd    .

Global Bond                                    6.66    %        28.11    %       92.68    %B

   Salomon Bros. World Govt. Bond              19.04    %       68.65    %       n/a
   Index Unhdgd.

New Markets Income                             7.97    %        n/a              25.10    %C

J   .P. Morgan Emg. Mkts. Bond Index        27.54%           122.03%             n/a

J.P. Morgan Emg. Mkts. Bond Index           26.78%           n/a              n/a
Plus

Consumer Price Index                        2.54%            14.72%           n/a


A FROM OCTOBER 4, 1991
B FROM DECEMBER 30, 1986
C FROM MAY 4, 1993
EXPLANATION OF TERMS
TOTAL RETURN is the change in value of an investment in a fund over a given period, assuming reinvestment of any dividends and capital gains. A CUMULATIVE TOTAL RETURN reflects actual performance over a stated period of time. An AVERAGE ANNUAL TOTAL RETURN is a hypothetical rate of return that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period. Average annual total returns smooth out variations in performance; they are not the same as actual year-by-year results.
YIELD refers to the income generated by an investment in a fund over a given period of time, expressed as an annual percentage rate. Yields are calculated according to a standard that is required for all stock and bond funds. Because this differs from other accounting methods, the quoted yield may not equal the income actually paid to shareholders. This difference may be significant for funds whose investments are denominated in foreign currencies.
   THE SALOMON BROTHERS WORLD GOVERNMENT BOND INDEX,     1-3    YEARS
CURRENCY     HEDGED    INTO U.S. DOLLAR TERMS,     is the comparative index
for Short-Term World    Bond    . The index is market-capitalization
weighted and    currently     tracks the performance of 14 world government
bond markets    with fixed-rate coupons.     Issues included in the index
have maturities of between one and three years.
   THE SALOMON BROTHERS WORLD GOVERNMENT BOND INDEX     UNHEDGED    is the
comparative index for Global Bond. The index is market-capitalization weighted and tracks the performance of 14 world government bond markets with fixed-rate coupons. Issues included in the index have a minimum maturity of one year.
THE J.P. MORGAN EMERGING MARKETS BOND INDEX, the comparative index for New Markets Income, is a market-capitalization weighted total return index that monitors the trading market for dollar-denominated sovereign restructured
bonds. New Markets Income also compares to the     J.P. MORGAN EMERGING
MARKETS BOND INDEX PLUS,    an index which tracks total returns for traded
external debt instruments in the emerging markets. Included in the index are U.S. dollar- and other external-, currency-denominated Brady bonds, loans, Eurobonds, and local market instruments.

UNDERSTANDING PERFORMANCE
Because these funds invest in fixed-income securities, their performance is related to changes in interest rates. Funds that hold short-term bonds are usually less affected by changes in interest rates than long-term bond funds. For that reason, long-term bond funds typically offer higher yields and carry more risk than short-term bond funds.
(checkmark)
THE CONSUMER PRICE INDEX is a widely recognized measure of inflation calculated by the U.S. government.
The funds' recent strategies, performance, and holdings are detailed twice a year in financial reports, which are sent to all shareholders. For current performance or a free annual report, call 1-800-544-8888.
TOTAL RETURNS AND YIELDS ARE BASED ON PAST RESULTS AND ARE NOT AN
INDICATION OF FUTURE PERFORMANCE.
SHORT-TERM WORLD BOND



Calendar year total returns                                    1992           1993           1994           1995

SHORT-TERM WORLD    BOND                                           4.83    %      12.59          -5.80          7.79    %
                                                                                      %              %

Salomon Bros. World Govt. Bond Index,                              6.16    %      6.18    %      1.00    %      11.17
1-3 Yrs. Hdgd.                                                                                           %



Percentage (%)
Row: 1, Col: 1, Value: nil
Row: 1, Col: 2, Value: nil
Row: 2, Col: 1, Value: nil
Row: 2, Col: 2, Value: nil
Row: 3, Col: 1, Value: nil
Row: 3, Col: 2, Value: nil
Row: 4, Col: 1, Value: nil
Row: 4, Col: 2, Value: nil
Row: 5, Col: 1, Value: nil
Row: 5, Col: 2, Value: nil
Row: 6, Col: 1, Value: nil
Row: 6, Col: 2, Value: nil
Row: 7, Col: 1, Value: nil
Row: 7, Col: 2, Value: nil
Row: 8, Col: 1, Value: 4.83
Row: 8, Col: 2, Value: 6.159999999999999
Row: 9, Col: 1, Value: 12.59
Row: 9, Col: 2, Value: 6.18
Row: 10, Col: 1, Value: -5.8
Row: 10, Col: 2, Value: 1.0
Row: 11, Col: 1, Value: 7.79
Row: 11, Col: 2, Value: 11.17
(large solid box) SHORT-TERM WORLD BOND
(large hollow box) Salomon Bros. World Govt.
Bond Index, 1-3 Yrs. Hdgd.
GLOBAL BOND



Calendar year total returns
1987       1988       1989       1990           1991           1992           1993           1994           1995

GLOBAL BOND
   19.14   3.66    %     7.93%   12.28             12.77          4.40    %      21.91          -16.3          6.66    %
       %                                               %              %              %          1    %

Salomon Bros. World Govt. Bond Index
   18.41   4.37    %     4.34%   11.97             15.82          5.52    %      13.27          2.34    %      19.04
Unhdgd.
       %                                %          %                                 %                             %



Percentage (%)
Row: 1, Col: 1, Value: nil
Row: 1, Col: 2, Value: nil
Row: 2, Col: 1, Value: nil
Row: 2, Col: 2, Value: nil
Row: 3, Col: 1, Value: 19.14
Row: 3, Col: 2, Value: 18.41
Row: 4, Col: 1, Value: 3.66
Row: 4, Col: 2, Value: 4.37
Row: 5, Col: 1, Value: 7.930000000000001
Row: 5, Col: 2, Value: 4.34
Row: 6, Col: 1, Value: 12.28
Row: 6, Col: 2, Value: 11.97
Row: 7, Col: 1, Value: 12.77
Row: 7, Col: 2, Value: 15.82
Row: 8, Col: 1, Value: 4.4
Row: 8, Col: 2, Value: 5.52
Row: 9, Col: 1, Value: 21.91
Row: 9, Col: 2, Value: 13.27
Row: 10, Col: 1, Value: -16.31
Row: 10, Col: 2, Value: 2.34
Row: 11, Col: 1, Value: 6.659999999999999
Row: 11, Col: 2, Value: 19.04
(large solid box) GLOBAL BOND
(large hollow box) Salomon Bros. World Govt.
Bond Index Unhdgd   .
NEW MARKETS INCOME

Calendar year total returns                                                                1994           1995

NEW MARKETS INCOME                                                                            -16.5          7.97    %
                                                                                              5    %

J.P. Morgan Emg.    Mkts    . Bond Index                                                      -18.6          27.54
                                                                                              8    %             %



Percentage (%)
Row: 1, Col: 1, Value: nil
Row: 1, Col: 2, Value: nil
Row: 2, Col: 1, Value: nil
Row: 2, Col: 2, Value: nil
Row: 3, Col: 1, Value: nil
Row: 3, Col: 2, Value: nil
Row: 4, Col: 1, Value: nil
Row: 4, Col: 2, Value: nil
Row: 5, Col: 1, Value: nil
Row: 5, Col: 2, Value: nil
Row: 6, Col: 1, Value: nil
Row: 6, Col: 2, Value: nil
Row: 7, Col: 1, Value: nil
Row: 7, Col: 2, Value: nil
Row: 8, Col: 1, Value: nil
Row: 8, Col: 2, Value: nil
Row: 9, Col: 1, Value: -16.55
Row: 9, Col: 2, Value: -18.68
Row: 10, Col: 1, Value: 7.970000000000001
Row: 10, Col: 2, Value: 27.54
(large solid box) NEW MARKETS INCOME
(large hollow box) J.P. Morgan Emg. Mkts.
Bond Index
THE FUNDS IN DETAIL


CHARTER
EACH FUND IS A MUTUAL FUND: an investment that pools shareholders' money and invests it toward a specified goal. In technical terms, each fund is currently a non-diversified fund of Fidelity Investment Trust, an open-end management investment company organized as a Massachusetts business trust on April 20, 1984.
EACH FUND IS GOVERNED BY A BOARD OF TRUSTEES, which is responsible for protecting the interests of shareholders. The trustees are experienced executives who meet throughout the year to oversee the funds' activities, review contractual arrangements with companies that provide services to the funds, and review performance. The majority of trustees are not otherwise affiliated with Fidelity.
THE FUNDS MAY HOLD SPECIAL MEETINGS AND MAIL PROXY MATERIALS. These meetings may be called to elect or remove trustees, change fundamental policies, approve a management contract, or for other purposes. Shareholders not attending these meetings are encouraged to vote by proxy. Fidelity will mail proxy materials in advance, including a voting card and information about the proposals to be voted on. You are entitled to one vote for each share you own.
FMR AND ITS AFFILIATES
The funds are managed by FMR, which handles their business    affairs and,
with the assistance of foreign affiliates, chooses     the funds'
investments.
Affiliates may assist FMR with foreign securities:
(small solid bullet) Fidelity Management & Research (U.K.) Inc. (FMR U.K.), in London, England, serves as a sub-adviser for all the funds.
(small solid bullet) Fidelity Management & Research Far East Inc. (FMR Far
East), in Tokyo, Japan, serves as a sub-adviser for all the funds.
(small solid bullet) Fidelity International Investment Advisors (FIIA), in Pembroke, Bermuda, serves as a sub-adviser for all the funds.
(small solid bullet) Fidelity International Investment Advisors (U.K.) Limited (FIIAL U.K.), in Kent, England, serves as a sub-adviser for all the funds. Currently, FIIAL U.K. exercises discretionary management authority over Short-Term World Bond and Global Bond in its capacity as sub-adviser. (small solid bullet) Fidelity Investments Japan Ltd. (FIJ), in Tokyo, Japan serves as a sub-adviser for New Markets Income.
   Luc Huyghebaert is the manager of Short-Term World Bond's non-U.S. investments, which he has managed since February 1996. He also manages several funds for Fidelity International, Limited (FIL). He joined Fidelity as a fixed-income analyst in 1994. Previously, Mr. Huyghebaert was a manager at SOGEM in Moscow, and he worked as a tin and cobalt trader in Brussels.
Charles Morrison is the manager of Short-Term World Bond's U.S. investments, which he has managed since February 1996. He also manages Short-Term Bond, Spartan Short-Term Bond, and Advisor Short Fixed-Income. Previously, he managed a variety of trust portfolios. Mr. Morrison joined Fidelity in 1987.
Ian Spreadbury is the manager of Global Bond's non-U.S. investments, which he has managed since February 1996. He joined Fidelity in 1995 as a director of fixed income for Fidelity International, Limited (FIL). He also manages several funds for FIL. Previously, Mr. Spreadbury held positions as a senior fund manager, pension underwriter, and assistant actuary for Legal & General, Limited.
Christine Thompson is the manager of Global Bond's U.S. investments, which she has managed since February 1996. Ms. Thompson also manages Intermediate Bond, U.S. Bond Index, and the Target Timeline Funds. Previously, she was a senior bond analyst. Ms. Thompson joined Fidelity in 1985.
John Carlson is manager of New Markets Income, which he has managed since joining Fidelity in June 1995. Mr. Carlson also manages Advisor Emerging Markets Income, Advisor Strategic Income, and Canada Emerging Markets Bond. Previously, he was executive director of emerging markets at Lehman Brothers International. From 1990 to 1992, Mr. Carlson was executive vice president of capital markets for Daiwa Securities America.
Fidelity investment personnel may invest in securities for their own account pursuant to a code of ethics that establishes procedures for personal investing and restricts certain transactions.
Fidelity Distributors Corporation (FDC) distributes and markets Fidelity's funds and services. Fidelity Service Co. (FSC) performs transfer agent servicing functions for the funds.
FMR Corp. is the ultimate parent company of FMR, FMR U.K.,    and FMR Far
East. Members of the Edward C. Johnson 3d family are the predominant owners of a class of shares of common stock representing approximately 49% of the voting power of FMR Corp. Under the Investment Company Act of 1940 (the 1940 Act), control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company; therefore, the Johnson family may be deemed under the 1940 Act to form a controlling group with respect to FMR Corp. Fidelity International Limited
(FIL) i    s the ultimate parent company of FIIA, FIIAL U.K., and FIJ. The
Johnson family group also owns, directly or indirectly, more than 25% of the voting common stock of FIL.
To carry out the funds' transactions, FMR may use its broker-dealer affiliates and other firms that sell fund shares, provided that a fund receives services and commission rates comparable to those of other broker-dealers.
INVESTMENT PRINCIPLES AND RISKS
SHORT-TERM WORLD    BOND     seeks as high a level of current income as is
consistent with preservation of capital. The fund focuses on short-term
debt and money market securities issued anywhere in the world.    Although
the fund can invest in securities of any maturity,     the fund maintains a
dollar-weighted average maturity of three years or less under normal conditions. In determining a security's maturity for purposes of
calculating the fund's average maturity,    an     estimate of the average
time for its principal to be paid may be used. This can be substantially
shorter than its stated final maturity.    As of December 31, 1995, the
fund's dollar-weighted average maturity was approximately 2.0 years.
GLOBAL BOND seeks high total investment return by investing principally in debt securities issued anywhere in the world. Under normal conditions, FMR will invest at least 65% of the fund's assets in debt securities. The fund, however, may also invest in convertible securities, warrants, and other securities. Although FMR emphasizes income when selecting the fund's investments, the potential for capital appreciation is also considered.
NEW MARKETS INCOME seeks high current income and, as a secondary objective, capital appreciation, by investing mainly in debt securities of issuers in emerging markets. FMR normally invests at least 65% of the fund's total assets in these securities. Countries with emerging markets include the following:
(small solid bullet) countries that have an emerging stock market, as defined by the International Finance Corporation,
(small solid bullet) countries with low- to middle-income economies, according to the World Bank,
(small solid bullet) countries listed in World Bank publications as developing.
The fund emphasizes countries with relatively low gross national product per capita and with the potential for rapid economic growth. This strategy tends to lead to investments in Latin America and, to a lesser extent, Asia, Africa, and emerging European nations. FMR determines where an issuer is located by looking at such factors as its country of organization, the primary trading market for its securities, and the location of its assets, personnel, sales, and earnings.
The fund may also invest a portion of its assets in common and preferred stocks of emerging market issuers, debt securities of non-emerging market foreign issuers, and lower-quality debt securities of U.S. issuers. Although the fund may invest up to 35% of its total assets in these securities, FMR does not currently anticipate that these investments will exceed approximately 20% of the fund's total assets. Though common and preferred stocks and convertible securities present the possibility for significant capital appreciation over the long term, they may fluctuate dramatically in the short term and entail a high degree of risk. For cash management purposes, the fund will ordinarily invest a portion of its assets in high-quality, short-term debt securities and money market instruments, including repurchase agreements and bank deposits denominated in U.S. or foreign currencies.
EACH FUND'S risk and reward depends on the quality and maturity of its
investments. Because Short-Term World    Bond     invests in
higher-quality, short-term debt securities, it has lower risk and yield potential than the other funds. Global Bond can invest in lower-quality debt securities, and FMR expects that its dollar-weighted average maturity will not be greater than fifteen years under normal market conditions. New Markets Income has even more flexibility as to the quality and maturity of its investments. In addition, since New Markets Income invests primarily in securities of emerging markets, which can be considered speculative, it tends to offer higher income and total return potential, but significantly greater risk. Lower quality, longer term investments typically offer higher yields, but also carry more risk.
Each fund can invest in the securities of any type of issuer, including U.S. and foreign governments, corporations, banks, and supranational organizations. There is no limit on investments in any region, country, or currency, although each fund normally invests in at least three different countries.
   The total return from a bond is a combination of income and price gains or losses. While income is the most important component of bond returns
over time, Short-Term World     Bond's    emphasis on income does not mean
that the fund invests only in the highest-yielding bonds available, or that it can avoid risks to principal. In selecting investments for the fund, FMR considers a bond's income potential together with its potential for price gains or losses. FMR focuses on assembling a portfolio of income-producing securities that it believes will provide the best tradeoff between risk and return within the range of securities that are eligible investments for the funds.
Each fund's yield and share price change daily and are based    on changes
in interest rates, market conditions, other economic and political news, and on the quality and maturity of their investments. In general, bond prices rise when interest rates fall, and vice versa. This effect is usually more pronounced for longer-term securities. Lower-quality securities offer higher yields, but also carry more risk. Investments in foreign securities may involve risks in addition to those of U.S. investments, including increased political and economic risk, as well as exposure to currency fluctuations. FMR may use various investment techniques to hedge a portion of the funds' risks, but there is no guarantee that these strategies will work as intended. When you sell your
shares of the funds, th    ey may be worth more or less than what you paid
for them.
FMR normally invests each fund's assets according to its investment strategy. When FMR considers it appropriate for defensive purposes,
however, Short-Term World    Bond     and Global Bond may temporarily
invest substantially in U.S. financial markets or in U.S. dollar-denominated instruments. New Markets Income may invest substantially in money market instruments, U.S. government securities, or investment-grade obligations of U.S. companies.
SECURITIES AND INVESTMENT PRACTICES
The following pages contain more detailed information about types of instruments in which a fund may invest, strategies FMR may employ in
pursuit of a fund's investment objective,    and a summary of related
risks. Any restrictions listed supplement those discussed earlier in this
section. A complete listing     of each fund's limitations and more
detailed information about    the funds' investments are contained in the
funds' SAI    . Policies and limitations are considered at the time of
purchase; the sale of instruments is not required in the event of a subsequent change in circumstances.
FMR may not buy all of these instruments or use all of these    techniques
unless it believes that they are consistent with a fund's investment objective and policies and that doing so will help a fund achieve its goal. Current holdings and recent investment strategies are described in each
fund's financial     reports which are sent to shareholders twice a year.
For a free SAI or financial report, call 1-800-544-8888.
EQUITY SECURITIES may include common stocks, preferred stocks, convertible securities, and warrants. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. Although equity securities have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions. Smaller companies are especially sensitive to these factors.
DEBT SECURITIES. Bonds and other debt instruments are used by issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest, and must repay the amount borrowed at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values. In general, bond prices rise when interest rates fall, and vice versa. Debt securities have varying degrees of quality and varying levels of
sensitivity to changes in interest rates.        Longer-term bonds are
generally more sensitive to interest rate changes than short-term bonds. U.S. government securities are high-quality instruments issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. government. Not all U.S. government securities are backed by the full faith and credit of the United States. Some are supported only by the credit of the agency that issued them.
   Lower-quality debt securities (sometimes called "junk bonds") are considered to have speculative characteristics and involve greater risk of
default or     price changes due to changes in the issuer's
creditworthiness, or they may already be in default. The market prices of these securities may fluctuate more than higher-quality securities and may decline significantly in periods of general economic difficulty.
The        tables on pages  and  provide a summary of ratings assigned to debt holdings (not including money market instruments) in each fund's
portfolio. These figures are dollar-weighted aver   ages of month-end
portfolio holdings during fiscal 1995, and     are presented as a
percentage of total security investments. These percentages are historical and do not necessarily indicate a fund's current or future debt holdings.
RESTRICTIONS: For Short   -    Term World    Bond    , purchase of a debt
security is consistent with the fund's debt quality policy if it is rated at or above the stated level by Moody's or rated in the equivalent categories by any other nationally recognized rating service, or is unrated but judged to be of equivalent quality by FMR. The fund currently intends to limit its investments in lower than A-quality debt securities to 35% of its total assets and in lower than Baa-quality debt securities to 10% of its total assets. In addition, the fund currently intends to limit its investments in debt securities to those of Ba-quality or above. For Global Bond, purchase of a debt security is consistent with the fund's debt quality policy if it is rated at or above the stated level by Moody's or rated in the equivalent categories by S&P, or is unrated but judged to be of equivalent quality by FMR. The fund currently intends to limit its
investments in lower than Baa-quality debt securities to    less than
35% of its total assets.
       MONEY MARKET SECURITIES    are high-quality, short-term obligations
issued by the U.S. Government, corporations, financial institutions, and other entities. These obligations may carry fixed, variable, or floating interest rates.
    EXPOSURE TO FOREIGN MARKETS.    Foreign securities, foreign currencies,
and securities issued by U.S. entities with substantial foreign operations may involve additional risks and considerations. These include risks relating to political or economic conditions in foreign countries, fluctuations in foreign currencies, withholding or other taxes, operational risks, increased regulatory burdens, and the potentially less stringent investor protection and disclosure standards of foreign markets. Additionally, governmental issuers of foreign securities may be unwilling to repay principal and interest when due, and may require that the conditions for payment be renegotiated. All of these factors can make foreign investments, especially those in developing countries, more volatile.
FIDELITY SHORT-TERM WORLD BOND FUND
Fiscal 1995 Debt Holdings, by Rating MOODY'S STANDARD &
POOR'S

 INVESTORS SERVICE, INC.
 Rating  Average A  Rating  Avera
geA
INVESTMENT GRADE

Highest quality  Aaa 47.18% AAA 50.34%

High quality  Aa 6.11% AA 9.30%

Upper-medium grade  A 11.96% A 6.70%

Medium grade  Baa 0.18% BBB 0.91%
LOWER QUALITY

Moderately speculative  Ba 0.08% BB 0.15%

Speculative  B 0.00% B 0.00%

Highly speculative  Caa 0.00% CCC 0.00%

Poor quality  Ca 0.00% CC 0.00%

Lowest quality, no interest  C  C

In default, in arrears  --  D 0.00%

   65.51%  67.40%

   FIDELITY GLOBAL BOND FUND
Fiscal 1995 Debt Holdings, by Rating MOODY'S STANDARD &
POOR'S

 INVESTORS SERVICE, INC.
 Rating  Average A  Rating  Avera
geA
INVESTMENT GRADE

Highest quality  Aaa 66.61% AAA 65.45%

High quality  Aa 8.05% AA 4.39%

Upper-medium grade  A 3.60% A 2.69%

Medium grade  Baa 1.38% BBB 1.33%
LOWER QUALITY

Moderately speculative  Ba 0.55% BB 0.86%

Speculative  B 3.26% B 0.00%

Highly speculative  Caa 0.00% CCC 0.00%

Poor quality  Ca 0.00% CC 0.00%

Lowest quality, no interest  C  C

In default, in arrears  --  D 0.00%

   83.45%  74.72%
 A FOR SOME FOREIGN GOVERNMENT OBLIGATIONS, FMR ASSIGNS THE RATINGS OF THE SOVEREIGN CREDIT OF THE ISSUING GOVERNMENT.
THE DOLLAR-WEIGHTED AVERAGE OF DEBT SECURITIES NOT RATED DIRECTLY OR INDIRECTLY BY MOODY'S OR S&P AMOUNTED TO 7.57% FOR
FIDELITY SHORT-TERM WORLD BOND FUND AND 5.35% FOR     FIDELITY GLOBAL BOND
FUND   . THIS MAY INCLUDE SECURITIES RATED BY OTHER
NATIONALLY RECOGNIZED RATING SERVICES, AS WELL AS UNRATED SECURITIES. REFER TO THE FUNDS' STATEMENT OF ADDITIONAL INFORMATION
FOR A MORE COMPLETE DISCUSSION OF THESE RATINGS.

   FIDELITY NEW MARKETS INCOME FUND
Fiscal 1995 Debt Holdings, by Rating MOODY'S STANDARD &
POOR'S

 INVESTORS SERVICE, INC.
 Rating  Average A Rating  Avera
geA
INVESTMENT GRADE

Highest quality  Aaa 0.30% AAA 0.15%

High quality  Aa 0.00% AA 0.27%

Upper-medium grade  A 0.27% A 0.00%

Medium grade  Baa 1.11% BBB 0.74%
LOWER QUALITY

Moderately speculative  Ba 8.59% BB 16.89%

Speculative  B 27.65% B 9.68%

Highly speculative  Caa 0.00% CCC 0.00%

Poor quality  Ca 0.00% CC 0.00%

Lowest quality, no interest  C  C

In default, in arrears  --  D 0.00%

   37.92%  27.73%
 A FOR SOME FOREIGN GOVERNMENT OBLIGATIONS, FMR ASSIGNS THE RATINGS OF THE SOVEREIGN CREDIT OF THE ISSUING GOVERNMENT.
THE DOLLAR-WEIGHTED AVERAGE OF DEBT SECURITIES NOT RATED DIRECTLY OR INDIRECTLY BY MOODY'S OR S&P AMOUNTED TO 41.13%
FOR     FIDELITY NEW MARKETS INCOME FUND   . THIS MAY INCLUDE SECURITIES
RATED BY OTHER NATIONALLY RECOGNIZED RATING SERVICES,
AS WELL AS UNRATED SECURITIES. FMR HAS DETERMINED THAT UNRATED SECURITIES THAT ARE LOWER-QUALITY ACCOUNT FOR 25.36% OF
NEW MARKETS INCOME'S TOTAL SECURITY INVESTMENTS. REFER TO THE FUNDS' STATEMENT OF ADDITIONAL INFORMATION FOR A MORE
COMPLETE DISCUSSION OF THESE RATINGS.

ASSET-BACKED AND MORTGAGE SECURITIES include interests in pools of lower-rated debt securities, or consumer loans or mortgages, or complex instruments such as collateralized mortgage obligations and stripped mortgage-backed securities. The value of these securities may be significantly affected by changes in interest rates, the market's perception of the issuers, and the creditworthiness of the parties involved. Some securities may have a structure that makes their reaction to interest rates and other factors difficult to predict, making their value highly volatile. These securities may also be subject to prepayment risk.
STRIPPED SECURITIES are the separate income or principal    components of a
debt security. Their risks are similar to those     of other debt
securities, although they may be more volatile    and the value of certain
types of stripped securities may move     in the same direction as interest
rates.
REPURCHASE AGREEMENTS. In a repurchase agreement, a fund buys a security at one price and simultaneously agrees to sell it back at a higher price. Delays or losses could result if the other party to the agreement defaults or becomes insolvent.
FOREIGN REPURCHASE AGREEMENTS may be less well secured than U.S. repurchase agreements, and may be denominated in foreign currencies. They also may involve greater risk of loss if the counterparty defaults. Some counterparties in these transactions may be less creditworthy than those in U.S. markets.
ADJUSTING INVESTMENT EXPOSURE. A fund can use various techniques to increase or decrease its exposure to changing security prices, interest rates, currency exchange rates, commodity prices, or other factors that affect security values. These techniques may involve derivative transactions such as buying and selling options and futures contracts, entering into currency exchange contracts or swap agreements, and purchasing indexed securities.
FMR can use these practices to adjust the risk and return characteristics of a fund's portfolio of investments. If FMR judges market conditions incorrectly or employs a strategy that does not correlate well with the fund's investments, these techniques could result in a loss, regardless of whether the intent was to reduce risk or increase return. These techniques may increase the volatility of the fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.
DIRECT DEBT. Loans and other direct debt instruments are interests in amounts owed to another party by a company, government, or other borrower. They have additional risks beyond conventional debt securities because they may entail less legal protection for a fund, or there may be a requirement that a fund supply additional cash to a borrower on demand.
ILLIQUID AND RESTRICTED SECURITIES. Some investments may be determined by FMR, under the supervision of the Board of Trustees, to be illiquid, which
means that they may be diffi   cult to sell promptly at an acceptable
price. The sale of some     illiquid securities and some other securities
may be subject to legal restrictions. Difficulty in selling securities may result in a loss or may be costly to a fund.
RESTRICTIONS: A fund may not purchase a security if, as a result, more than 15% of its assets would be invested in illiquid securities.
WHEN-ISSUED AND DELAYED-DELIVERY TRANSACTIONS are trading practices in which payment and delivery for the securities take place at a future date. The market value of a security could change during this period, which could affect a fund's yield.
DIVERSIFICATION. Diversifying a fund's investment portfolio can reduce the risks of investing. This may include limiting the amount of money invested in any one issuer or, on a broader scale, in any one industry. A fund that is not diversified may be more sensitive to changes in the market value of a single issuer or industry.
RESTRICTIONS: The funds are considered non-diversified. Generally, to meet federal tax requirements at the close of each quarter, a fund does not invest more than 25% of its total assets in any one issuer and, with respect to 50% of total assets, does not invest more than 5% of its total assets in any one issuer. A fund may not invest more than 25% of its total assets in any one industry (other than the financial services industry for
Short-Term World    Bond    ). These limitations do not apply to U.S.
government securities.
FINANCIAL SERVICES INDUSTRY. Companies in the financial services industry are subject to various risks related to that industry, such as government regulation, changes in interest rates, and exposure on loans, including loans to foreign borrowers. If a fund invests substantially in this industry, its performance may be affected by conditions affecting the industry.
RESTRICTIONS: Short-Term World    Bond     may not invest less than 25% of
its total assets in the financial services industry under normal conditions.
BORROWING. A fund may borrow from banks or from other funds advised by FMR, or through reverse repurchase agreements. If a fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If the fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage.
RESTRICTIONS: A fund may borrow only for temporary or emergency purposes, but not in an amount exceeding 33% of its total assets.
LENDING. Lending securities to broker-dealers and institutions,
   including Fidelity Brokerage Services, Inc. (FBSI), an affiliate     of
FMR, is a means of earning income. This practice could result in a loss or a delay in recovering a fund's securities. A fund may also lend money to other funds advised by FMR.
RESTRICTIONS: Loans, in the aggregate, may not exceed 33% of a fund's total assets.
FUNDAMENTAL INVESTMENT POLICIES AND RESTRICTIONS
Some of the policies and restrictions discussed on the preceding pages are fundamental, that is, subject to change only by shareholder approval. The following paragraphs restate all those that are fundamental. All policies stated throughout this prospectus, other than those identified in the following paragraphs, can be changed without shareholder approval.
SHORT-TERM WORLD    BOND     seeks as high a level of current income as is
consistent with preservation of capital.
GLOBAL BOND seeks high total investment return by investing principally in debt securities issued anywhere in the world.
NEW MARKETS INCOME seeks high current income. As a secondary objective, the fund seeks capital appreciation.
EACH FUND may not invest more than 25% of its total assets in any one
industry, except that Short-Term World    Bond     will invest at least 25%
of its total assets in the financial services industry. Each fund may borrow only for temporary or emergency purposes, but not in an amount exceeding 33% of its total assets. Loans, in the aggregate, may not exceed 33% of a fund's total assets.
BREAKDOWN OF EXPENSES
Like all mutual funds, the funds pay fees related to their daily operations. Expenses paid out of a fund's assets are reflected in its share price or dividends; they are neither billed directly to shareholders nor deducted from shareholder accounts.
Each fund pays a MANAGEMENT FEE to FMR for managing its investments and business affairs. FMR in turn may pay fees to affiliates who provides
assistance with these services. Each fund    also pays     OTHER
EXPENSES,    which are explained on page .
FMR may, from time to time, agree to reimburse the funds for management fees and other expenses above a specified limit. FMR retains the ability to be repaid by a fund if expenses fall below the specified limit prior to the end of the fiscal year. Reimbursement arrangements, which may be terminated at any time without notice, can decrease a fund's expenses and boost its performance.
MANAGEMENT FEE
The management fee is calculated and paid to FMR every month. The fee is calculated by adding a group fee rate to an individual fund fee rate, and multiplying the result by the fund's average net assets.
   UNDERSTANDING THE

MANAGEMENT FEE
The management fee FMR receives is designed
to be responsive to changes in FMR's total
assets under management. Building this
variable into the fee calculation assures
shareholders that they will pay a lower rate as
FMR's assets under management increase.
(checkmark)
The group fee rate is based on the average net assets of all the mutual funds advised by FMR. This rate cannot rise above .37%, and it drops as total assets under management increase.
For December 1995, the group fee rate was    .1482    %. The individual
fund fee rate is .45% for Short-Term World    Bond     and .55% for Global
Bond and New Markets Income. The total management fee rate for fiscal 1995
for Short-Term World    Bond, Global Bond, and New Markets Income
    and        was    .60%, .70    % and    .70    %, respectively.
FMR HAS SUB-ADVISORY AGREEMENTS with four affiliates: FMR U.K., FMR Far East, FIJ (for New Markets Income only), and FIIA. FIIA in turn has a sub-advisory agreement with FIIAL U.K. FMR U.K. focuses on issuers based in Europe. FMR Far East focuses on issuers based in Asia and the Pacific Basin. FIJ focuses on issuers based in Japan and elsewhere around the world. FIIA focuses on issuers based in Hong Kong, Australia, New Zealand, and Southeast Asia (other than Japan). FIIAL U.K. focuses on issuers based in the United Kingdom and Europe.
The sub-advisers are compensated for providing investment research and advice. FMR pays FMR U.K. and FMR Far East fees equal to 110% and 105%, respectively, of the costs of providing these services. FMR pays FIJ and FIIA 30% of its management fee associated with investments for which the sub-adviser provided investment advice. FIIA pays FIIAL U.K. a fee equal to 110% of the cost of providing these services.
The sub-advisers may also provide investment management services. In return, FMR pays FMR U.K., FMR Far East, FIJ, and FIIA a fee equal to 50% of its management fee rate with respect to a fund's investments that the sub-adviser manages on a discretionary basis. FIIA pays FIIAL U.K. a fee equal to 110% of the cost of providing these services.
OTHER EXPENSES
While the management fee is a significant component of the funds' annual operating costs, the funds have other expenses as well.
The funds contract with FSC to perform many transaction and accounting functions. These services include processing shareholder transactions,
valuing each fund's investments, and    handling securities loans. In
fiscal 1995, Short-Term World Bond    , Global Bond, and New Markets Income
paid FSC fees equal to    .32    %,    .36    %, and    .31    %,
respectively, of average net assets.
The funds also pay other expenses, such as legal, audit, and custodian fees; proxy solicitation costs; and the compensation of trustees who are
not affiliated with Fidelity.    A broker-dealer may use a portion of the
commissions paid by a fund to reduce the fund's custodian or transfer agent fees.
Each fund has adopted a Distribution and Service Plan. These plans recognize that FMR may use its resources, including management fees, to pay expenses associated with the sale of fund shares. This may include payments to third parties, such as banks or broker-dealers, that provide shareholder support services or engage in the sale of the fund's shares. It is important to note, however, that the funds do not pay FMR any separate fees for this service.
   For fiscal 1995, the portfolio turnover rates for Short-Term     World
   Bond    , Global Bond, and New Markets Income were    284    %,    322%,
    and    306    %, respectively. These rates vary from year to year. High
turnover rates increase transaction costs and may increase taxable capital gains. FMR considers these effects when evaluating the anticipated benefits of short-term investing.

Doing Business with Fidelity
Fidelity Investments was established in 1946 to manage one of America's first mutual funds. Today, Fidelity is the largest mutual fund company in the country, and is known as an innovative provider of high#quality financial services to individuals and institutions.
In addition to its mutual fund business, the company operates one of America's leading discount brokerage firms, FBSI. Fidelity is also a leader in providing tax#sheltered retirement plans for individuals investing on their own or through their employer.
Fidelity is committed to providing investors with practical information to make investment decisions. Based in Boston, Fidelity provides customers with complete service 24 hours a day, 365 days a year, through a network of telephone service centers around the country.
To reach Fidelity for general information, call these numbers:
S
For mutual funds, 1#800#544#8888
S
For brokerage, 1#800#544#7272
If you would prefer to speak with a representative in person, Fidelity has over 80 walk#in Investor Centers across the country.

Types of Accounts
You may set up an account directly in a fund or, if you own or intend to purchase
individual securities as part of your total investment portfolio, you may consider
investing in a fund through a brokerage account.
If you are investing through FBSI or another financial institution or investment
professional, refer to its program materials for any special provisions regarding
your investment in the fund.
The different ways to set up (register) your account with Fidelity are listed
in the table that follows.
The account guidelines that follow may not apply to certain retirement accounts.
If your employer offers a fund through a retirement program, contact your employer
for more information. Otherwise, call Fidelity directly.
Fidelity Facts
Fidelity offers the broadest selection of mutual funds in the world.
w
Number of Fidelity mutual funds: over 210
w
Assets in Fidelity mutual funds: over $354 billion
w
Number of shareholder accounts: over 23 million
w
Number of investment analysts and portfolio managers: over 200
3
Ways to Set Up Your Account
Individual or Joint Tenant
For your general investment needs
Individual accounts are owned by one person. Joint accounts can have two or more owners (tenants).
Retirement
To shelter your retirement savings from taxes
Retirement plans allow individuals to shelter investment income and capital gains from current taxes. In addition, contributions to these accounts may be tax deductible. Retirement accounts require special applications and typically have lower minimums.
Individual Retirement Accounts (IRAs)
 allow anyone of legal age and under 70 with earned income to save up to
$2,000
per tax year. Individuals can also invest in a spouse's IRA if the spouse has earned income of less than $250.
Rollover IRAs
retain special tax advantages for certain distributions from employer#sponsored retirement plans.
Keogh or Corporate Profit Sharing and Money Purchase Pension Plans
 allow self#employed individuals or small business owners (and their employees) to make tax deductible contributions for themselves and any eligible employees up to $30,000 per year.
Simplified Employee Pension Plans (SEP#IRAs)
 provide small business owners or those with self#employed income (and their eligible employees) with many of the same advantages as a Keogh, but with fewer administrative requirements.
403(b) Custodial Accounts
 are available to employees of most tax#exempt institutions, including schools, hospitals, and other charitable organizations.
401(k) Programs
 allow employees of corporations of all sizes to contribute a percentage of their wages on a tax#deferred basis. These accounts need to be established by the trustee of the plan.
Gifts or Transfers to a Minor (UGMA, UTMA)
To invest for a child's education or other future needs
These custodial accounts provide a way to give money to a child and obtain tax benefits. An individual can give up to $10,000 a year per child without paying federal gift tax. Depending on state laws, you can set up a custodial account under the Uniform Gifts to Minors Act (UGMA) or the Uniform Transfers to Minors Act (UTMA).
Trust
For money being invested by a trust
The trust must be established before an account can be opened. Business or Organization
For investment needs of corporations, associations, partnerships, institutions, or other groups
Requires a special application.

How to Buy Shares
Each fund's share price,
 called net asset value (NAV), is calculated every business day. Each fund's
shares are sold without a sales charge.
Shares are purchased at the next share price calculated after your investment
is received and accepted. Share price is normally calculated at 4 p.m.
Eastern
time.
If you are new to Fidelity,
 complete and sign an account application and mail it along with your check.
You may also open your account in person or by wire as described at right. If there is no application accompanying this prospectus, call 1#800#544#8888.
If you already have money invested in a Fidelity fund,
 you can:
S
Mail in an application with a check, or
S
Open your account by exchanging from another Fidelity fund.
If you are investing through a tax#sheltered retirement plan, such as an IRA, for the first time, you will need a special application. Retirement investing also involves its own investment procedures. Call 1#800#544#8888 for more information and a retirement application.
If you buy shares by check or Fidelity Money LineR, and then sell those shares
by any method other than by exchange to another Fidelity fund, the payment may be delayed for up to seven business days to ensure that your previous investment has cleared.
Minimum Investments
To Open an Account    $2,500
For Fidelity retirement accounts  $500
To Add to an Account      $250
For Fidelity retirement accounts        $250
Through automatic investment plans  $100
Minimum Balance       $1,000
For Fidelity retirement accounts        $500
These minimums may vary for investments through Fidelity Portfolio Advisory

Services. Refer to the program materials for details.
Key Information
Phone 1#800#544#7777
S
To open an account, exchange from another Fidelity fund account with the same registration, including name, address, and taxpayer ID number.
S
To add to an account, exchange from another Fidelity fund account with the same registration, including name, address, and taxpayer ID number. You can also use Fidelity Money Line to transfer from your bank account. Call before your first use to verify that this service is in place on your account. Maximum
Money Line $50,000
Mail
S
To open an account, complete and sign the application. Make your check payable to the complete name of the fund of your choice. Mail to the address indicated on the application.
S
To add to an account, make your check payable to the complete name of the fund of your choice. Indicate your fund account number on your check and mail to the address printed on your account statement.
S
Exchange by mail: call 1#800#544#6666 for instructions.
In Person
S
To open an account, bring your application and check to a Fidelity Investor

Center. Call 1#800#544#9797 for the center nearest you.
S
To add to an account, bring your check to a Fidelity Investor Center. Call 1#800#544#9797 for the center nearest you.
Wire
Not available for retirement accounts.
S
To open an account, call 1#800#544#7777 to set up your account and to arrange a wire transaction. Wire within 24 hours to the wire address below. Specify the complete name of the fund and include your new account number and your name.
S
To add to an account, wire to the wire address below. Specify the complete name of the fund and include your account number and your name.
S
Wire address: Bankers Trust Company, Bank Routing #021001033, Account #
00163053.
Automatically
New accounts cannot be opened with these services.
S
Use Fidelity Automatic Account Builder or Direct Deposit to automatically purchase more shares. Sign up for these services when opening your account, or call 1#800#544#6666.
S
Use Directed Dividends or Fidelity Automatic Exchange Service to automatically send money from one Fidelity fund into another. Call 1#800#544#6666 for instructions.

TDD - Service for the Deaf and Hearing#Impaired: 1#800#544#0118

How to Sell Shares
You can arrange to take money out of your fund account at any time by selling
(redeeming) some or all of your shares. Your shares will be sold at the next share price calculated after your order is received and accepted. Share price is normally calculated at 4 p.m. Eastern time.
To sell shares in a non#retirement account,
 you may use any of the methods described on these two pages.
To sell shares in a Fidelity retirement account,
 your request must be made in writing, except for exchanges to other Fidelity funds, which can be requested by phone or in writing. Call 1#800#544#6666 for a retirement distribution form.
If you are selling some but not all of your shares, leave at least $1,000 worth of shares in the account to keep it open ($500 for retirement accounts).
To sell shares by bank wire or Fidelity Money Line, you will need to sign up for these services in advance.
Certain requests must include a signature guarantee.
 It is designed to protect you and Fidelity from fraud. Your request must be made in writing and include a signature guarantee if any of the following situations apply:
S
You wish to redeem more than $100,000 worth of shares, S
Your account registration has changed within the last 30 days, S
The check is being mailed to a different address than the one on your account
(record address),
S
The check is being made payable to someone other than the account owner, or S
The redemption proceeds are being transferred to a Fidelity account with a different registration.
You should be able to obtain a signature guarantee from a bank, broker
(including
Fidelity Investor Centers), dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association.
A notary public cannot provide a signature guarantee.
Selling Shares in Writing
Write a "letter of instruction" with:
S
Your name,
S
The fund's name,
S
Your fund account number,
S
The dollar amount or number of shares to be redeemed, and S
Any other applicable requirements listed in the table at right.
Unless otherwise instructed, Fidelity will send a check to the record address.
Deliver your letter to a Fidelity Investor Center, or mail it to:
Fidelity Investments
P.O. Box 660602
Dallas, TX 75266#0602
Checkwriting
If you have a checkbook for your account in Short#Term World Bond, you may write an unlimited number of checks. Do not, however, try to close out your account by check.
Key Information
If you sell shares of New Markets Income after holding them less than 180 days, the fund will deduct a redemption fee equal to 1.00% of the value of those shares.
Phone 1#800#544#7777
All account types except retirement
S
Maximum check request: $100,000.
S
For Money Line transfers to your bank account; minimum: $10; maximum:
$100,000.
All account types
S
You may exchange to other Fidelity funds if both accounts are registered with the same name(s), address, and taxpayer ID number.
Mail or in Person
Individual, Joint Tenant, Sole Proprietorship, UGMA, UTMA
S
The letter of instruction must be signed by all persons required to sign for transactions, exactly as their names appear on the account.
Retirement account
S
The account owner should complete a retirement distribution form. Call 1#800#544#6666 to request one.
Trust
S
The trustee must sign the letter indicating capacity as trustee. If the trustee's name is not in the account registration, provide a copy of the trust document certified within the last 60 days.
Business or Organization
S
At least one person authorized by corporate resolution to act on the account must sign the letter.
S
Include a corporate resolution with corporate seal or a signature guarantee.
Executor, Administrator, Conservator, Guardian
S
Call 1#800#544#6666 for instructions.
Wire
All account types except retirement
S
You must sign up for the wire feature before using it. To verify that it is in place, call 1#800#544#6666. Minimum wire: $5,000.
S
Your wire redemption request must be received by Fidelity before 4 p.m. Eastern time for money to be wired on the next business day.
Check
All account types except retirement
S
Minimum check: $500.
S
All account owners must sign a signature card to receive a checkbook.

TDD - Service for the Deaf and Hearing#Impaired: 1#800#544#0118

Investor Services
Fidelity provides a variety of services to help you manage your account. Information Services
Fidelity's telephone representatives
 are available 24 hours a day, 365 days a year. Whenever you call, you can speak with someone equipped to provide the information or service you need. Statements and reports that Fidelity sends to you include the following:
S
Confirmation statements (after every transaction, except reinvestments, that affects your account balance or your account registration)
S
Account statements (quarterly)
S
Financial reports (every six months)
To reduce expenses, only one copy of most financial reports will be mailed to your household, even if you have more than one account in the fund. Call

1#800#544#6666 if you need copies of financial reports or historical account
information.
Transaction Services
Exchange privilege.
 You may sell your fund shares and buy shares of other Fidelity funds by telephone
or in writing.
Note that exchanges out of a fund are limited to four per calendar year,
and
that they may have tax consequences for you. For details on policies and restrictions governing exchanges, including circumstances under which a shareholder's exchange
privilege may be suspended or revoked, see page 26.
Systematic withdrawal plans
 let you set up periodic redemptions from your account.
Fidelity Money Liner
 enables you to transfer money by phone between your bank account and your fund account. Most transfers are complete within three business days of your call.
24#Hour Service
Account Assistance 1#800#544#6666
Account Balances 1#800#544#7544
Account Transactions 1#800#544#7777
Product Information 1#800#544#8888
Quotes 1#800#544#8544
Retirement Account Assistance 1#800#544#4774
        Automated service
3
Regular Investment Plans
One easy way to pursue your financial goals is to invest money regularly. Fidelity offers convenient services that let you transfer money into your fund account, or between fund accounts, automatically. While regular investment plans do not guarantee a profit and will not protect you against loss in a declining market, they can be an excellent way to invest for retirement, a home, educational
expenses, and other long#term financial goals. Certain restrictions apply for
retirement accounts. Call 1#800#544#6666 for more information.
Regular Investment Plans
Fidelity Automatic Account BuilderSM
To move money from your bank account to a Fidelity fund
Minimum
$100
Frequency
Monthly or quarterly
Setting up or changing
S
For a new account, complete the appropriate section on the fund application.
S
For existing accounts, call 1#800#544#6666 for an application.
S
To change the amount or frequency of your investment, call 1#800#544#6666 at least three business days prior to your next scheduled investment date. Direct Deposit
To send all or a portion of your paycheck or government check to a Fidelity

fundA
Minimum
$100
Frequency
Every pay period
Setting up or changing
S
Check the appropriate box on the fund application, or call 1#800#544#6666 for
an authorization form.
S
Changes require a new authorization form.
Fidelity Automatic Exchange Service
To move money from a Fidelity money market fund to another Fidelity fund
Minimum
$100
Frequency
Monthly, bimonthly, quarterly, or annually
Setting up or changing
S
To establish, call 1#800#544#6666 after both accounts are opened.
S
To change the amount or frequency of your investment, call 1#800#544#6666. A Because their share prices fluctuate, these funds may not be appropriate choices for direct deposit of your entire check.
SHAREHOLDER AND ACCOUNT POLICIES


DIVIDENDS, CAPITAL GAINS, AND TAXES
Each fund distributes substantially all of its net investment income and capital gains to shareholders each year. Income dividends are declared daily and paid monthly. Capital gains are normally distributed in December and February.
DISTRIBUTION OPTIONS
When you open an account, specify on your application how you want to receive your distributions. If the option you prefer is not listed on the application, call 1-800-544-6666 for instructions. Each fund offers four options:
1. REINVESTMENT OPTION. Your dividend and capital gain distributions will be automatically reinvested in additional shares of the fund. If you do not indicate a choice on your application, you will be assigned this option.
2. INCOME-EARNED OPTION. Your capital gain distributions will be automatically reinvested, but you will be sent a check for each dividend distribution.
3. CASH OPTION. You will be sent a check for your dividend and capital gain distributions.
4. DIRECTED DIVIDENDS(registered trademark) OPTION. Your dividend and capital gain distributions will be automatically invested in another identically registered Fidelity fund.
FOR RETIREMENT ACCOUNTS, all distributions are automatically reinvested. When you are over 59 years old, you can receive distributions in cash. Dividends will be reinvested at the fund's NAV on the last day of the month. Capital gain distributions will be reinvested at the NAV as of the date the fund deducts the distribution from its NAV. The mailing of distribution checks will begin within seven days, or longer for a December ex-dividend date.




UNDERSTANDING DISTRIBUTIONS
As a fund shareholder, you are entitled to your
share of the fund's net income and gains on its
investments. The fund passes these earnings
along to its investors as DISTRIBUTIONS.
Each fund    earns dividends from stocks and
interest from bond, money market and other
investments. These are passed along as
    DIVIDEND DISTRIBUTIONS   . A fund realizes
capital gains whenever it     sells securities for a
higher price than it paid for them. These are
passed along as CAPITAL GAIN DISTRIBUTIONS.
(checkmark)
TAXES
As with any investment, you should consider how your investment in a fund will be taxed. If your account is not a tax-deferred retirement account, you should be aware of these tax implications.
TAXES ON DISTRIBUTIONS. Distributions are subject to federal income tax, and may also be subject to state or local taxes. If you live outside the United States, your distributions could also be taxed by the country in which you reside. Your distributions are taxable when they are paid, whether you take them in cash or reinvest them. However, distributions declared in December and paid in January are taxable as if they were paid on December 31.
For federal tax purposes, each fund's income and short-term capital gain distributions are taxed as dividends; long-term capital gain distributions are taxed as long-term capital gains. Every January, Fidelity will send you and the IRS a statement showing the taxable distributions paid to you in the previous year.
TAXES ON TRANSACTIONS. Your redemptions - including exchanges to other Fidelity funds - are subject to capital gains tax. A capital gain or loss is the difference between the cost of your shares and the price you receive when you sell them.
Whenever you sell shares of a fund, Fidelity will send you a confirmation statement showing how many shares you sold and at what price. You will also receive a consolidated transaction statement every January. However, it is up to you or your tax preparer to determine whether this sale resulted in a capital gain and, if so, the amount of tax to be paid. Be sure to keep your regular account statements; the information they contain will be essential in calculating the amount of your capital gains.
"BUYING A DIVIDEND." If you buy shares just before a fund deducts a
   capital gain     distribution from its NAV, you will pay the full price
for the shares and then receive a portion of the price back in the form of a taxable distribution.
CURRENCY CONSIDERATIONS. If a fund's dividends exceed its taxable income in any year, which is sometimes the result of currency-related losses, all or a portion of the fund's dividends may be treated as a return of capital to
shareholders for tax purposes.    To minimize the risk of a return of
capital, the funds may adjust their dividends to take currency fluctuations
into account, which may cause the dividends to vary.     Any return of
capital will reduce the cost basis of your shares, which will result in a higher reported capital gain or a lower reported capital loss when you sell your shares. The statement you receive in January will specify if any distributions included a return of capital.
EFFECT OF FOREIGN TAXES. Foreign governments may impose taxes on a fund and its investments and these taxes generally will reduce the fund's distributions. However, an offsetting tax credit or deduction may be available to you. If so, your tax statement will show more taxable income or capital gains than were actually distributed by the fund, but will also show the amount of the available offsetting credit or deduction.
There are tax requirements that all funds must follow in order to avoid federal taxation. In its effort to adhere to these requirements, a fund may have to limit its investment activity in some types of instruments. TRANSACTION DETAILS
THE FUNDS ARE OPEN FOR BUSINESS each day the New York Stock Exchange (NYSE) is open. Fidelity normally calculates each fund's NAV as of the close of business of the NYSE, normally 4 p.m. Eastern time.
EACH FUND'S NAV is the value of a single share. The NAV is computed by adding the value of the fund's investments, cash, and other assets, subtracting its liabilities, and then dividing the result by the number of shares outstanding.
Each fund's assets are valued primarily on the basis of market quotations. Foreign securities are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. If quotations are not readily available, or if the values have been materially affected by events occurring after the closing of a foreign market, assets are valued by a method that the Board of Trustees believes accurately reflects fair value. EACH FUND'S OFFERING PRICE (price to buy one share) and REDEMPTION PRICE (price to sell one share) are its NAV.
WHEN YOU SIGN YOUR ACCOUNT APPLICATION, you will be asked to certify that your Social Security or taxpayer identification number is correct and that you are not subject to 31% backup withholding for failing to report income to the IRS. If you violate IRS regulations, the IRS can require a fund to withhold 31% of your taxable distributions and redemptions.
YOU MAY INITIATE MANY TRANSACTIONS BY TELEPHONE. Fidelity may only be liable for losses resulting from unauthorized transactions if it does not follow reasonable procedures designed to verify the identity of the caller. Fidelity will request personalized security codes or other information, and may also record calls. You should verify the accuracy of your confirmation statements immediately after you receive them. If you do not want the ability to redeem and exchange by telephone, call Fidelity for instructions.
IF YOU ARE UNABLE TO REACH FIDELITY BY PHONE (for example, during periods of unusual market activity), consider placing your order by mail or by visiting a Fidelity Investor Center.
EACH FUND RESERVES THE RIGHT TO SUSPEND THE OFFERING OF SHARES for a period of time. Each fund also reserves the right to reject any specific purchase order, including certain purchases by exchange. See "Exchange Restrictions"
on page        . Purchase orders may be refused if, in FMR's opinion, they would disrupt management of a fund.
WHEN YOU PLACE AN ORDER TO BUY SHARES, your order will be processed at the next offering price calculated after your order is received and accepted. Note the following:
(small solid bullet) All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks.
(small solid bullet) Fidelity does not accept cash.
(small solid bullet) When making a purchase with more than one check, each check must have a value of at least $50.
(small solid bullet) Each fund reserves the right to limit the number of checks processed at one time.
(small solid bullet) If your check does not clear, your purchase will be cancelled and you could be liable for any losses or fees a fund or its transfer agent has incurred.
(small solid bullet) You begin to earn dividends as of the first business day following the day of your purchase.
TO AVOID THE COLLECTION PERIOD associated with check and Money Line purchases, consider buying shares by bank wire, U.S. Postal money order, U.S. Treasury check, Federal Reserve check, or direct deposit instead.
YOU MAY BUY OR SELL SHARES OF THE FUNDS THROUGH A BROKER, who may charge you a fee for this service. If you invest through a broker or other institution, read its program materials for any additional service features or fees that may apply.
CERTAIN FINANCIAL INSTITUTIONS that have entered into sales agreements with FDC may enter confirmed purchase orders on behalf of customers by phone, with payment to follow no later than the time when a fund is priced on the following business day. If payment is not received by that time, the financial institution could be held liable for resulting fees or losses. WHEN YOU PLACE AN ORDER TO SELL SHARES, your shares will be sold at the next NAV calculated after your request is received and accepted. Note the following:
(small solid bullet) Normally, redemption proceeds will be mailed to you on the next business day, but if making immediate payment could adversely affect a fund, it may take up to seven days to pay you.
(small solid bullet) Shares will earn dividends through the date of redemption; however, shares redeemed on a Friday or prior to a holiday will continue to earn dividends until the next business day.
(small solid bullet) Fidelity Money Line redemptions generally will be credited to your bank account on the second or third business day after your phone call.
(small solid bullet) Each fund may hold payment on redemptions until it is reasonably satisfied that investments made by check or Fidelity Money Line have been collected, which can take up to seven business days.
(small solid bullet) Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.
(small solid bullet) If you sell shares by writing a check and the amount of the check is greater than the value of your account, your check will be returned to you and you may be subject to additional charges.
THE REDEMPTION FEE for New Markets Income, if applicable, will be deducted from the amount of your redemption. This fee is paid to the fund rather than FMR, and it does not apply to shares that were acquired through reinvestment of distributions. If shares were not all held for the same length of time, those shares you held longest will be redeemed first for purposes of determining whether the fee applies.
FIDELITY RESERVES THE RIGHT TO DEDUCT AN ANNUAL MAINTENANCE FEE of $12.00 from accounts with a value of less than $2,500, subject to an annual maximum charge of $60.00 per shareholder. It is expected that accounts will be valued on the second Friday in November of each year. Accounts opened after September 30 will not be subject to the fee for that year. The fee, which is payable to the transfer agent, is designed to offset in part the relatively higher costs of servicing smaller accounts. The fee will not be
deducted from retirement accounts    (except non-prototype retirement
accounts)    , accounts using regular investment plans, or if total assets in Fidelity funds exceed $50,000. Eligibility for the $50,000 waiver is determined by aggregating Fidelity mutual fund accounts maintained by FSC or FBSI which are registered under the same social security number or which list the same social security number for the custodian of a Uniform Gifts/Transfers to Minors Act account.
IF YOUR ACCOUNT BALANCE FALLS BELOW $1,000, you will be given 30 days' notice to reestablish the minimum balance. If you do not increase your balance, Fidelity reserves the right to close your account and send the proceeds to you. Your shares will be redeemed at the NAV on the day your account is closed.
FIDELITY MAY CHARGE A FEE FOR SPECIAL SERVICES, such as providing historical account documents, that are beyond the normal scope of its services.
FDC may, at its own expense, provide promotional incentives to qualified recipients who support the sale of shares of the funds without reimbursement from the funds. Qualified recipients are securities dealers who have sold fund shares or others, including banks and other financial institutions, under special arrangements in connection with FDC's sales activities. In some instances, these incentives may be offered only to certain institutions whose representatives provide services in connection with the sale or expected sale of significant amounts of shares.
EXCHANGE RESTRICTIONS
As a shareholder, you have the privilege of exchanging shares of a fund for shares of other Fidelity funds. However, you should note the following:
(small solid bullet) The fund you are exchanging into must be registered for sale in your state.
(small solid bullet) You may only exchange between accounts that are registered in the same name, address, and taxpayer identification number. (small solid bullet) Before exchanging into a fund, read its prospectus. (small solid bullet) If you exchange into a fund with a sales charge, you pay the percentage-point difference between that fund's sales charge and any sales charge you have previously paid in connection with the shares you are exchanging. For example, if you had already paid a sales charge of 2% on your shares and you exchange them into a fund with a 3% sales charge, you would pay an additional 1% sales charge.
(small solid bullet) Exchanges may have tax consequences for you.
(small solid bullet) Because excessive trading can hurt fund performance and shareholders, each fund reserves the right to temporarily or permanently terminate the exchange privilege of any investor who makes more than four exchanges out of the fund per calendar year. Accounts under common ownership or control, including accounts with the same taxpayer identification number, will be counted together for purposes of the four exchange limit.
(small solid bullet) The exchange limit may be modified for accounts in certain institutional retirement plans to conform to plan exchange limits and Department of Labor regulations. See your plan materials for further information.
(small solid bullet) Each fund reserves the right to refuse exchange purchases by any person or group if, in FMR's judgment, the fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.
(small solid bullet) Your exchanges may be restricted or refused if a fund receives or anticipates simultaneous orders affecting significant portions of the fund's assets. In particular, a pattern of exchanges that coincides with a "market timing" strategy may be disruptive to a fund.
Although the funds will attempt to give you prior notice whenever they are reasonably able to do so, they may impose these restrictions at any time. The funds reserve the right to terminate or modify the exchange privilege in the future.
OTHER FUNDS MAY HAVE DIFFERENT EXCHANGE RESTRICTIONS, and may impose administrative fees of up to $7.50 and redemption fees of up to 1.50% on exchanges. Check each fund's prospectus for details.




























This prospectus is printed on recycled paper using soy-based inks. FIDELITY'S INTERNATIONAL BOND FUNDS
FIDELITY SHORT-TERM WORLD    BOND     FUND
FIDELITY GLOBAL BOND FUND
FIDELITY NEW MARKETS INCOME FUND
FUNDS OF FIDELITY INVESTMENT TRUST
STATEMENT OF ADDITIONAL INFORMATION
   FEBRUARY 26, 1996
This Statement is not a prospectus but should be read in conjunction with
the funds' current Prospectus (   dated     February 26, 1996). Please
retain this document for future reference. The funds' financial statements and financial highlights, included in the Annual Report for the fiscal year ended December 31, 1995 are incorporated herein by reference. To obtain an additional copy of the Prospectus or the Annual Report, please call Fidelity Distributors Corporation at 1-800-544-8888.

TABLE OF CONTENTS                                                               PAGE



Investment Policies and Limitations

Special Considerations Affecting Europe

Special Considerations Affecting Japan, the Pacific Basin, and Southeast Asia

Special Considerations Affecting Canada

Special Considerations Affecting Latin America

Special Considerations Affecting Africa

Portfolio Transactions

Valuation of Portfolio Securities

Performance

Additional Purchase and Redemption Information

Distributions and Taxes

FMR

Trustees and Officers

Management Contracts

Distribution and Service Plans

   Contracts with FMR Affiliates

Description of the Trust

Financial Statements

Appendix


INVESTMENT ADVISER
Fidelity Management & Research Company (FMR)
INVESTMENT SUB-ADVISERS
Fidelity Management & Research (U.K.) Inc. (FMR U.K.)
Fidelity Management & Research (Far East) Inc. (FMR Far East)
Fidelity International Investment Advisors (FIIA)
Fidelity International Investment Advisors (U.K.) Limited (FIIAL U.K.) Fidelity Investments Japan Ltd. (FIJ) (New Markets Income only)
DISTRIBUTOR
Fidelity Distributors Corporation (FDC)
TRANSFER AGENT
Fidelity Service Co. (FSC)
   ITL-ptb-296
INVESTMENT POLICIES AND LIMITATIONS
The following policies and limitations supplement those set forth in the Prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of a fund's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the fund's acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the fund's investment policies and limitations.
The fund's fundamental investment policies and limitations cannot be changed without approval by a "majority of the outstanding voting securities" (as defined in the Investment Company Act of 1940) of the fund. However, except for the fundamental investment limitations listed below, the investment policies and limitations described in this Statement of Additional Information are not fundamental and may be changed without shareholder approval.
INVESTMENT LIMITATIONS OF FIDELITY SHORT-TERM WORLD    BOND     FUND
THE FOLLOWING ARE THE FUND'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY. THE FUND MAY NOT:
(1) issue senior securities, except as permitted under the Investment Company Act of 1940;
(2) sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short;
(3) purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin;
(4) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;
(5) underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities;
(6) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry, except that the fund will invest more than 25% of its total assets in the financial services industry;
(7) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);
(8) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or
(9) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties (but this limit does not apply to purchases of debt securities or to repurchase agreements).
THE FOLLOWING LIMITATIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.
(i) To meet federal tax requirements for qualification as a "regulated investment company," the fund limits its investments so that at the close of each quarter of its taxable year: (a) with regard to at least 50% of total assets, no more than 5% of total assets are invested in the securities of a single issuer, and (b) no more than 25% of total assets are invested in the securities of a single issuer. Limitations (a) and (b) do not apply to "Government securities" as defined for federal tax purposes.
(ii) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (4)). The fund will not purchase any security while borrowings representing more than 5% of its total assets are outstanding. The fund will not borrow from other funds advised by FMR or its affiliates if total outstanding borrowings immediately after such borrowing would exceed 15% of the fund's total assets.
(iii) The fund does not currently intend to purchase any security if, as a result, more than 15% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.
(iv) The fund does not currently intend to invest in interests in real estate investment trusts that are not readily marketable, or to invest in interests in real estate limited partnerships that are not listed on the New York Stock Exchange or the American Stock Exchange or traded on the NASDAQ National Market System.
(v) The fund does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 7.5% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) acquiring loans, loan participations, or other forms of direct debt instruments and, in connection therewith, assuming any associated unfunded commitments of the sellers. (This limitation does not apply to purchases of debt securities or to repurchase agreements.)
(vi) The fund does not currently intend to (a) purchase securities of other investment companies, except in the open market where no commission except the ordinary broker's commission is paid, or (b) purchase or retain securities issued by other open-end investment companies. Limitations (a) and (b) do not apply to securities received as dividends, through offers of exchange, or as a result of a reorganization, consolidation, or merger.
(vii) The fund does not currently intend to purchase the securities of any issuer (other than securities issued or guaranteed by domestic or foreign governments or political subdivisions thereof) if, as a result, more than 5% of its total assets would be invested in the securities of business enterprises that, including predecessors, have a record of less than three years of continuous operation.
(viii) The fund does not currently intend to invest in oil, gas, or other mineral exploration or development programs or leases.
For purposes of limitation (vii), pass-through entities and other special purpose vehicles or pools of financial assets, such as issuers of asset-backed securities or investment companies, are not considered "business enterprises."
INVESTMENT LIMITATIONS OF FIDELITY GLOBAL BOND FUND
THE FOLLOWING ARE THE FUND'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY. THE FUND MAY NOT:
(1) issue senior securities, except as permitted under the Investment Company Act of 1940 (1940 Act);
(2) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of the value of its total assets (including the amount borrowed), less liabilities (other than borrowings). Any borrowings that come to exceed 33 1/3% of the fund's total assets by reason of a decline in net assets will be reduced within three business days to the extent necessary to comply with the 33 1/3% limitation;
(3) underwrite securities issued by others (except to the extent that the fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities);
(4) purchase the securities of any issuer (other than obligations issued or guaranteed by the government of the United States or its agencies or instrumentalities, or by foreign governments or their political subdivisions, or by supranational organizations) if, as a result, more than 25% of the fund's total assets (taken at current value) would be invested in the securities of issuers having their principal business activities in the same industry;
(5) purchase or sell real estate (but this shall not prevent the fund from investing in marketable securities issued by companies such as real estate investment trusts which deal in real estate or interests therein and participation interests in pools of real estate mortgage loans);
(6) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or
(7) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.
Investment limitation (2) is construed in conformity with the 1940 Act, and, accordingly, "three business days" means three days exclusive of Sundays and holidays.
THE FOLLOWING LIMITATIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.
(i) To meet federal tax requirements for qualification as a "regulated investment company," the fund limits its investments so that at the close of each quarter of its taxable year: (a) with regard to at least 50% of total assets, no more than 5% of total assets are invested in the securities of a single issuer, and (b) no more than 25% of total assets are invested in the securities of a single issuer. Limitations (a) and (b) do not apply to "Government securities" as defined for federal tax purposes.
(ii) The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.
(iii) The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.
(iv) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (2)). The fund will not purchase any security while borrowings representing more than 5% of its total assets are outstanding. The fund will not borrow from other funds advised by FMR or its affiliates if total outstanding borrowings immediately after such borrowing would exceed 15% of the fund's total assets.
(v) The fund does not currently intend to purchase any security if, as a result, more than 15% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.
(vi) The fund does not currently intend to invest in interests in real estate investment trusts that are not readily marketable, or to invest in interests in real estate limited partnerships that are not listed on the New York Stock Exchange or the American Stock Exchange or traded on the NASDAQ National Market System.
(vii) The fund does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 7.5% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) acquiring loans, loan participations, or other forms of direct debt instruments and, in connection therewith, assuming any associated unfunded commitments of the sellers. (This limitation does not apply to purchases of debt securities or to repurchase agreements.)
(viii) The fund does not currently intend to (a) purchase securities of other investment companies, except in the open market where no commission except the ordinary broker's commission is paid, or (b) purchase or retain securities issued by other open-end investment companies. Limitations (a) and (b) do not apply to securities received as dividends, through offers of exchange, or as a result of a reorganization, consolidation, or merger.
(ix) The fund does not currently intend to purchase the securities of any issuer (other than securities issued or guaranteed by domestic or foreign governments or political subdivisions thereof) if, as a result, more than 5% of its total assets would be invested in the securities of business enterprises that, including predecessors, have a record of less than three years of continuous operation.
(x) The fund does not currently intend to purchase warrants, valued at the
lower of cost or market, in excess of    5%     of the fund's net assets.
Included in that amount, but not to exceed 2% of net assets, are warrants whose underlying securities are not traded on principal domestic or foreign exchanges. Warrants acquired by the fund in units or attached to securities are not subject to these restrictions.
(xi) The fund does not currently intend to invest in oil, gas, or other mineral exploration or development programs or leases.
For purposes of limitation (ix), pass-through entities and other special purpose vehicles or pools of financial assets, such as issuers of asset-backed securities or investment companies, are not considered "business enterprises."
INVESTMENT LIMITATIONS OF FIDELITY NEW MARKETS INCOME FUND
THE FOLLOWING ARE THE FUND'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY. THE FUND MAY NOT:
(1) issue senior securities, except as permitted under the Investment Company Act of 1940;
(2) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;
(3) underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities;
(4) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;
(5) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);
(6) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or
(7) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.
THE FOLLOWING INVESTMENT LIMITATIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.
(i) To meet federal tax requirements for qualification as a "regulated investment company," the fund limits its investments so that at the close of each quarter of its taxable year: (a) with regard to at least 50% of total assets, no more than 5% of total assets are invested in the securities of a single issuer, and (b) no more than 25% of total assets are invested in the securities of a single issuer. Limitations (a) and (b) do not apply to "Government securities" as defined for federal tax purposes.
(ii) The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.
(iii) The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.
(iv) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (2)). The fund will not purchase any security while borrowings representing more than 5% of its total assets are outstanding. The fund will not borrow from other funds advised by FMR or its affiliates if total outstanding borrowings immediately after such borrowing would exceed 15% of the fund's total assets.
(v) The fund does not currently intend to purchase any security if, as a result, more than 15% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.
(vi) The fund does not currently intend to invest in interests in real estate investment trusts that are not readily marketable, or to invest in interests in real estate limited partnerships that are not listed on the New York Stock Exchange or the American Stock Exchange or traded on the NASDAQ National Market System.
(vii) The fund does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 7.5% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) acquiring loans, loan participations, or other forms of direct debt instruments and, in connection therewith, assuming any associated unfunded commitments of the sellers. (This limitation does not apply to purchases of debt securities or to repurchase agreements).
(viii) The fund does not currently intend to (a) purchase securities of other investment companies, except in the open market where no commission except the ordinary broker's commission is paid, or (b) purchase or retain securities issued by other open-end investment companies. Limitations (a) and (b) do not apply to securities received as dividends, through offers of exchange, or as a result of a reorganization, consolidation, or merger.
(ix) The fund does not currently intend to purchase the securities of any issuer (other than securities issued or guaranteed by domestic or foreign governments or political subdivisions thereof) if, as a result, more than 5% of its total assets would be invested in the securities of business enterprises that, including predecessors, have a record of less than three years of continuous operation.
(x) The fund does not currently intend to purchase warrants, valued at the lower of cost or market, in excess of 5% of the fund's net assets. Included in that amount, but not to exceed 2% of net assets, are warrants whose underlying securities are not traded on principal domestic or foreign exchanges. Warrants acquired by the fund in units or attached to securities are not subject to these restrictions.
(xi) The fund does not currently intend to invest in oil, gas, or other mineral exploration or development programs or leases.
For purposes of limitation (ix), pass-through entities and other special purpose vehicles or pools of financial assets, such as issuers of asset-backed securities or investment companies, are not considered "business enterprises."
For the funds' limitations on futures and options transactions, see the section entitled "Limitations on Futures and Options Transactions" on page
 .
Each fund's investments must be consistent with its investment objective and policies. Accordingly, not all of the security types and investment techniques which follow are eligible investments for each of the funds. AFFILIATED BANK TRANSACTIONS. A fund may engage in transactions with financial institutions that are, or may be considered to be, "affiliated persons" of the fund under the Investment Company Act of 1940. These transactions may include repurchase agreements with custodian banks; short-term obligations of, and repurchase agreements with, the 50 largest U.S. banks (measured by deposits); municipal securities; U.S. government securities with affiliated financial institutions that are primary dealers in these securities; short-term currency transactions; and short-term borrowings. In accordance with exemptive orders issued by the Securities
and Exchange    Commission (SEC),     the Board of Trustees has established
and periodically reviews procedures applicable to transactions involving affiliated financial institutions.
DELAYED-DELIVERY TRANSACTIONS.    Each fund may buy and sell securities on
a delayed-delivery or when-issued basis.     These transactions involve a
commitment by a fund to purchase or sell specific securities at a predetermined price or yield, with payment and delivery taking place after the customary settlement period for that type of security. Typically, no interest accrues to the purchaser until the security is delivered. The funds may receive fees for entering into delayed-delivery transactions. When purchasing securities on a delayed-delivery basis, each fund assumes the rights and risks of ownership, including the risk of price and yield fluctuations. Because a fund is not required to pay for securities until the delivery date, these risks are in addition to the risks associated with the fund's other investments. If a fund remains substantially fully invested at a time when delayed-delivery purchases are outstanding, the delayed-delivery purchases may result in a form of leverage. When delayed-delivery purchases are outstanding, the fund will set aside appropriate liquid assets in a segregated custodial account to cover its purchase obligations. When a fund has sold a security on a delayed-delivery basis, the fund does not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, the fund could miss a favorable price or yield opportunity, or could suffer a loss.
Each fund may renegotiate delayed-delivery transactions after they are entered into, and may sell underlying securities before they are delivered, which may result in capital gains or losses.
   EXPOSURE TO FOREIGN MARKETS. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments. The value of securities denominated in foreign currencies and of dividends and interest paid with respect to such securities will fluctuate based on the relative strength of the U.S. dollar.
Foreign investments involve a risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic developments, and may be affected by actions of foreign governments adverse to the interests of U.S. investors. Such actions may include the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. There is no assurance that FMR will be able to anticipate these potential events or counter their effects. These risks are magnified for investments in developing countries, which may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities.
Economies of particular countries or areas of the world may differ favorably or unfavorably from the economy of the United States. Foreign markets may offer less protection to investors than U.S. markets. It is anticipated that in most cases the best available market for foreign securities will be on an exchange or in over-the-counter markets located outside of the United States. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. issuers. Foreign security trading practices, including those involving securities settlement where fund assets may be released prior to receipt of payment, may result in increased risk in the event of a failed trade or the insolvency of a foreign broker-dealer, and may involve substantial delays. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions and custodial costs, are generally higher than for U.S. investors. In general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the United States. It may also be difficult to enforce legal rights in foreign countries. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to U.S. issuers.
Some foreign securities impose restrictions on transfer within the United States or to U.S. persons. Although securities subject to such transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions. American Depository Receipts (ADR's) as well as other "hybrid" forms of ADRs including European Depository Receipts (EDRs) and Global Depository Receipts (GDRs), are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer's home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are an alternative to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include foreign exchange risk as well as the political and economic risks of the underlying issuer's country.
Currently, the countries not considered to have emerging market economies are as follows: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Spain, Sweden, Switzerland, the United Kingdom, and the United States.
The risks of international investing may be intensified in the case of investments in emerging markets or countries with limited or developing capital markets. Security prices in emerging markets can be significantly more volatile than in the more developed nations of the world, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, present the risk of nationalization of businesses, restrictions on foreign ownership, or prohibitions of repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Securities of issuers located in countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements.
FOREIGN CURRENCY TRANSACTIONS. The funds may conduct foreign currency transactions on a spot (i.e., cash) basis or by entering into forward contracts to purchase or sell foreign currencies at a future date and price. The funds will convert currency on a spot basis from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers generally do not charge a fee for conversion, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the fund at one rate, while offering a lesser rate of exchange should the fund desire to resell that currency to the dealer. Forward contracts are generally traded in an interbank market conducted directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange.
Each fund may use currency forward contracts for any purpose consistent with its investment objective. The following discussion summarizes the principal currency management strategies involving forward contracts that could be used by each fund. The funds may also use swap agreements, indexed securities, and options and futures contracts relating to foreign currencies for the same purposes.
When a fund agrees to buy or sell a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying security transaction, the fund will be able to protect itself against an adverse change in foreign currency values between the date the security is purchased or sold and the date on which payment is made or received. This technique is sometimes referred to as a "settlement hedge" or "transaction hedge." The funds may also enter into forward contracts to purchase or sell a foreign currency in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected by FMR.
The funds may also use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if a fund owned securities denominated in pounds sterling, it could enter into a forward contract to sell pounds sterling in return for U.S. dollars to hedge against possible declines in the pound's value. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. A fund could also hedge the position by selling another currency expected to perform similarly to the pound sterling - for example, by entering into a forward contract to sell Deutschemarks or European Currency Units in return for U.S. dollars. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a simple hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.
Each fund may enter into forward contracts to shift its investment exposure from one currency into another. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. For example, if a fund held investments denominated in Deutschemarks, the fund could enter into forward contracts to sell Deutschemarks and purchase Swiss Francs. This type of strategy, sometimes known as a "cross-hedge," will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, much as if the fund had sold a security denominated in one currency and purchased an equivalent security denominated in another. Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause the fund to assume the risk of fluctuations in the value of the currency it purchases.
Under certain conditions, SEC guidelines require mutual funds to set aside appropriate liquid assets in a segregated custodial account to cover currency forward contracts. As required by SEC guidelines, the funds will segregate assets to cover currency forward contracts, if any, whose purpose is essentially speculative. The funds will not segregate assets to cover forward contracts entered into for hedging purposes, including settlement hedges, position hedges, and proxy hedges.
Successful use of currency management strategies will depend on FMR's skill in analyzing and predicting currency values. Currency management strategies may substantially change a fund's investment exposure to changes in currency exchange rates, and could result in losses to the fund if currencies do not perform as FMR anticipates. For example, if a currency's value rose at a time when FMR had hedged a fund by selling that currency in exchange for dollars, the fund would be unable to participate in the currency's appreciation. If FMR hedges currency exposure through proxy hedges, a fund could realize currency losses from the hedge and the security position at the same time if the two currencies do not move in tandem. Similarly, if FMR increases a fund's exposure to a foreign currency, and that currency's value declines, the fund will realize a loss. There is no assurance that FMR's use of currency management strategies will be advantageous to the funds or that it will hedge at an appropriate time. FOREIGN REPURCHASE AGREEMENTS. Foreign repurchase agreements may include agreements to purchase and sell foreign securities in exchange for fixed U.S. dollar amounts, or in exchange for specified amounts of foreign currency. Unlike typical U.S. repurchase agreements, foreign repurchase agreements may not be fully collateralized at all times. The value of a security purchased by a fund may be more or less than the price at which the counterparty has agreed to repurchase the security. In the event of default by the counterparty, the fund may suffer a loss if the value of the security purchased is less than the agreed-upon repurchase price, or if the fund is unable to successfully assert a claim to the collateral under foreign laws. As a result, foreign repurchase agreements may involve higher credit risks than repurchase agreements in U.S. markets, as well as risks associated with currency fluctuations. In addition, as with other emerging market investments, repurchase agreements with counterparties located in emerging markets or relating to emerging markets may involve issuers or counterparties with lower credit ratings than typical U.S. repurchase agreements.
       FUNDS' RIGHTS AS A SHAREHOLDER.    The funds do not intend to direct
or administer the day-to-day operations of any company. Each fund, however, may exercise its rights as a shareholder and may communicate its views on important matters of policy to management, the Board of Directors, and shareholders of a company when FMR determines that such matters could have a significant effect on the value of the fund's investment in the company. The activities that a fund may engage in, either individually or in conjunction with others, may include, among others, supporting or opposing proposed changes in a company's corporate structure or business activities; seeking changes in a company's directors or management; seeking changes in a company's direction or policies; seeking the sale or reorganization of the company or a portion of its assets; or supporting or opposing third party takeover efforts. This area of corporate activity is increasingly prone to litigation and it is possible that a fund could be involved in lawsuits related to such activities. FMR will monitor such activities with a view to mitigating, to the extent possible, the risk of litigation against a fund and the risk of actual liability if a fund is involved in litigation. No guarantee can be made, however, that litigation against a fund will not be undertaken or liabilities incurred.
    FUTURES AND OPTIONS.    The following sections pertain to futures and
options: Asset Coverage for Futures and Options Positions, Combined Positions, Correlation of Price Changes, Futures Contracts, Futures Margin Payments, Limitations on Futures and Options Transactions, Liquidity of Options and Futures Contracts, Options and Futures Relating to Foreign Currencies, OTC Options, Purchasing Put and Call Options, and Writing Put and Call Options.
ASSET COVERAGE FOR FUTURES AND OPTIONS POSITIONS. The funds will comply with guidelines established by the Securities and Exchange Commission with respect to coverage of options and futures strategies by mutual funds, and if the guidelines so require will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures or option strategy is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of a fund's assets could impede portfolio management or the fund's ability to meet redemption requests or other current obligations.
COMBINED POSITIONS. A fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, a fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.
CORRELATION OF PRICE CHANGES. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match a fund's current or anticipated investments exactly. The funds may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which they typically invest, which involves a risk that the options or futures position will not track the performance of a fund's other investments.
Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a fund's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments. FUTURES CONTRACTS. When a fund purchases a futures contract, it agrees to purchase a specified underlying instrument at a specified future date. When a fund sells a futures contract, it agrees to sell the underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when the fund enters into the contract. Futures can be held until their delivery dates, or can be closed out before then if a liquid secondary market is available.
The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.
FUTURES MARGIN PAYMENTS. The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit "initial margin" with a futures broker, known as a futures commission merchant (FCM), when the contract is entered into. Initial margin deposits are typically equal to a percentage of the contract's value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of a fund's investment limitations. In the event of the bankruptcy of an FCM that holds margin on behalf of a fund, the fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the fund.
LIMITATIONS ON FUTURES AND OPTIONS TRANSACTIONS. Each fund has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the Commodity Futures Trading Commission
(CFTC) and the National Futures Association, which regulate trading in the futures markets. The funds intend to comply with Rule 4.5 under the Commodity Exchange Act, which limits the extent to which the funds can commit assets to initial margin deposits and option premiums.
In addition, each fund will not: (a) sell futures contracts, purchase put options, or write call options if, as a result, more than 25% of the fund's total assets would be hedged with futures and options under normal conditions; (b) purchase futures contracts or write put options if, as a result, the fund's total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 25% of its total assets; or (c) purchase call options if, as a result, the current value of option premiums for call options purchased by the fund would exceed 5% of the fund's total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to options.
The above limitations on the funds' investments in futures contracts and options, and the funds' policies regarding futures contracts and options discussed elsewhere in this Statement of Additional Information, may be changed as regulatory agencies permit.
LIQUIDITY OF OPTIONS AND FUTURES CONTRACTS. There is no assurance a liquid secondary market will exist for any particular options or futures contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for a fund to enter into new positions or close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require a fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a fund's access to other assets held to cover its options or futures positions could also be impaired.
OPTIONS AND FUTURES RELATING TO FOREIGN CURRENCIES. Currency futures contracts are similar to forward currency exchange contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures contracts call for payment or delivery in U.S. dollars. The underlying instrument of a currency option may be a foreign currency, which generally is purchased or delivered in exchange for U.S. dollars, or may be a futures contract. The purchaser of a currency call obtains the right to purchase the underlying currency, and the purchaser of a currency put obtains the right to sell the underlying currency.
The uses and risks of currency options and futures are similar to options and futures relating to securities or indices, as discussed above. The funds may purchase and sell currency futures and may purchase and write currency options to increase or decrease their exposure to different foreign currencies. A fund may also purchase and write currency options in conjunction with each other or with currency futures or forward contracts. Currency futures and options values can be expected to correlate with exchange rates, but may not reflect other factors that affect the value of a fund's investments. A currency hedge, for example, should protect a Yen-denominated security from a decline in the Yen, but will not protect a fund against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of a fund's foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the fund's investments exactly over time.
OTC OPTIONS. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of over-the-counter (OTC) options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the funds greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.
PURCHASING PUT AND CALL OPTIONS. By purchasing a put option, a fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the fund pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indices of securities prices, and futures contracts. The fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. If the option is allowed to expire, the fund will lose the entire premium it paid. If the fund exercises the option, it completes the sale of the underlying instrument at the strike price. A fund may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.
The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).
The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.
WRITING PUT AND CALL OPTIONS. When a fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the fund assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. When writing an option on a futures contract, the fund will be required to make margin payments to an FCM as described above for futures contracts. A fund may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option the fund has written, however, the fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position.
If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline. Writing a call option obligates a fund to sell or deliver the option's underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.
ILLIQUID INVESTMENTS are investments that cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. Under the supervision of the Board of Trustees, FMR determines the liquidity of a fund's investments and, through reports from FMR, the Board monitors investments in illiquid instruments. In determining the liquidity of a fund's investments, FMR may consider various factors, including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features), and (5) the nature of the marketplace for trades (including the ability to assign or offset the fund's rights and obligations relating to the investment).
Investments currently considered by a fund to be illiquid include repurchase agreements not entitling the holder to payment of principal and interest within seven days, non-government stripped fixed-rate mortgage-backed securities, and over-the-counter options. Also, FMR may determine some restricted securities, government-stripped fixed-rate mortgage-backed securities, loans and other direct debt instruments, emerging market securities, and swap agreements to be illiquid. However, with respect to over-the-counter options a fund writes, all or a portion of the value of the underlying instrument may be illiquid depending on the assets held to cover the option and the nature and terms of any agreement the fund may have to close out the option before expiration.
In the absence of market quotations, illiquid investments are priced at fair value as determined in good faith by a committee appointed by the Board of Trustees. If through a change in values, net assets, or other circumstances, a fund were in a position where more than 15% of its net assets was invested in illiquid securities, it would seek to take appropriate steps to protect liquidity.
INDEXED SECURITIES. Each fund may purchase securities whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Gold-indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.
The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. government agencies. Indexed securities may be more volatile than the underlying instruments.
INTERFUND BORROWING AND LENDING PROGRAM. Pursuant to an exemptive order issued by the SEC, each fund has received permission to lend money to, and borrow money from, other funds advised by FMR or its affiliates. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one day's notice. A fund will lend through the program only when the returns are higher than those available from other short-term instruments (such as repurchase agreements), and will borrow through the program only when the costs are equal to or lower than the cost of bank loans. A fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.
       ISSUER LOCATION.    FMR determines where an issuer is located by
looking at such factors as its country of organization, the primary trading market for its securities, and the location of its assets, personnel, sales, and earnings. The issuer of a security is located in a particular country if: 1) the security is issued or guaranteed by the government of the country; or 2) the issuer is organized under the laws of the country, derives at least 50% of its revenues or profits from goods sold, investments made or services performed in the country, or has at least 50% of its assets located in the country.
LOANS AND OTHER DIRECT DEBT INSTRUMENTS. Direct debt instruments are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other parties. Direct debt instruments are subject to each fund's policies regarding the quality of debt securities.
Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of principal and interest. Direct debt instruments may not be rated by any nationally recognized rating service. If a fund does not receive scheduled interest or principal payments on such indebtedness, the fund's share price and yield could be adversely affected. Loans that are fully secured offer a fund more protections than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower's obligation, or that the collateral could be liquidated. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of developing countries also involves a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.
Investments in loans through direct assignment of a financial institution's interests with respect to a loan may involve additional risks to a fund. For example, if a loan is foreclosed, the fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, the fund could be held liable as a co-lender. Direct debt instruments may also involve a risk of insolvency of the lending bank or other intermediary. Direct debt instruments that are not in the form of securities may offer less legal protection to a fund in the event of fraud or misrepresentation. In the absence of definitive regulatory guidance, each fund relies on FMR's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the fund.
A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless, under the terms of the loan or other indebtedness, each fund has direct recourse against the borrower, it may have to rely on the agent to apply appropriate credit remedies against a borrower. If assets held by the agent for the benefit of a fund were determined to be subject to the claims of the agent's general creditors, the fund might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.
Direct indebtedness purchased by each fund may include letters of credit, revolving credit facilities, or other standby financing commitments obligating the fund to pay additional cash on demand. These commitments may have the effect of requiring the fund to increase its investment in a borrower at a time when it would not otherwise have done so, even if the borrower's condition makes it unlikely that the amount will ever be repaid. Each fund will set aside appropriate liquid assets in a segregated custodial account to cover its potential obligations under standby financing commitments.
Each fund limits the amount of total assets that it will invest in any one
issuer or in issuers within the same industry (see limita   tions (i) and
(6) for Short-Term World Bond, and (i) and (4) for Global Bond and New
Markets Income. For purposes     of these limitations, each fund generally
will treat the borrower as the "issuer" of indebtedness held by the fund. In the case of loan participations where a bank or other lending institution serves as financial intermediary between each fund and the borrower, if the participation does not shift to the fund the direct debtor-creditor relationship with the borrower, SEC interpretations require the fund, in appropriate circumstances, to treat both the lending bank or other lending institution and the borrower as "issuers" for these purposes. Treating a financial intermediary as an issuer of indebtedness may restrict a fund's ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.
LOWER-QUALITY DEBT SECURITIES. While the market for high-yield corporate debt securities has been in existence for many years and has weathered previous economic downturns, the 1980s brought a dramatic increase in the use of such securities to fund highly leveraged corporate acquisitions and restructurings. Past experience may not provide an accurate indication of the future performance of the high-yield bond market, especially during periods of economic recession.
The market for lower-quality debt securities may be thinner and less active than that for higher-quality debt securities, which can adversely affect the prices at which the former are sold. If market quotations are not available, lower-quality debt securities will be valued in accordance with procedures established by the Board of Trustees, including the use of outside pricing services. Judgment plays a greater role in valuing high-yield corporate debt securities than is the case for securities for which more external sources for quotations and last-sale information are available. Adverse publicity and changing investor perceptions may affect the ability of outside pricing services to value lower-quality debt securities and a fund's ability to dispose of these securities.
Since the risk of default is higher for lower-quality debt securities, FMR's research and credit analysis are an especially important part of managing securities of this type held by a fund. In considering investments for the fund, FMR will attempt to identify those issuers of high-yielding securities whose financial condition is adequate to meet future obligations, has improved, or is expected to improve in the future. FMR's analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer.
Each fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise to exercise its rights as a security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the fund's shareholders.
MORTGAGE-BACKED SECURITIES. The funds may purchase mortgage-backed securities issued by government and non-government entities such as banks, mortgage lenders, or other financial institutions. A mortgage-backed security is an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Some mortgage-backed securities, such as collateralized mortgage obligations or CMOs, make payments of both principal and interest at a variety of intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage-backed securities are based on different types of mortgages including those on commercial real estate or residential properties. Other types of mortgage-backed securities will likely be developed in the future, and the funds may invest in them if FMR determines they are consistent with the funds' investment objective and policies.
The value of mortgage-backed securities may change due to shifts in the market's perception of issuers. In addition, regulatory or tax changes may adversely affect the mortgage securities market as a whole. Non-government mortgage-backed securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than government issues. Mortgage-backed securities are subject to prepayment risk. Prepayment, which occurs when unscheduled or early payments are made on the underlying mortgages, may shorten the effective maturities of these securities and may lower their total returns.
REPURCHASE AGREEMENTS. In a repurchase agreement, a fund purchases a security and simultaneously commits to sell that security back to the original seller at an agreed-upon price. The resale price reflects the purchase price plus an agreed-upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. To protect the fund from the risk that the original seller will not fulfill its obligation, the securities are held in an account of the fund at a bank, marked-to-market daily, and maintained at a value at least equal to the sale price plus the accrued incremental amount. While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility that the value of the underlying security will be less than the resale price, as well as delays and costs to a fund in connection with bankruptcy proceedings), it is each fund's current policy to engage in repurchase agreement transactions with parties whose creditworthiness has been reviewed and found satisfactory by FMR.
RESTRICTED SECURITIES generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, or in a registered public offering. Where registration is required, a fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a fund might obtain a less favorable price than prevailed when it decided to seek registration of the security.
REVERSE REPURCHASE AGREEMENTS. In a reverse repurchase agreement, a fund sells a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, the fund will maintain appropriate liquid assets in a segregated custodial account to cover its obligation under the agreement. A fund will enter into reverse repurchase agreements only with parties whose creditworthiness has been found satisfactory by FMR. Such transactions may increase fluctuations in the market value of the fund's assets and may be viewed as a form of leverage.
SECURITIES LENDING. A fund may lend securities to parties such as broker-dealers or institutional investors, including Fidelity Brokerage Services, Inc. (FBSI). FBSI is a member of the New York Stock Exchange and a subsidiary of FMR Corp.
Securities lending allows a fund to retain ownership of the securities loaned and, at the same time, to earn additional income. Since there may be delays in the recovery of loaned securities, or even a loss of rights in collateral supplied should the borrower fail financially, loans will be made only to parties deemed by FMR to be of good standing. Furthermore, they will only be made if, in FMR's judgment, the consideration to be earned from such loans would justify the risk.
FMR understands that it is the current view of the SEC Staff that a fund may engage in loan transactions only under the following conditions: (1) the fund must receive 100% collateral in the form of cash or cash equivalents (e.g., U.S. Treasury bills or notes) from the borrower; (2) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) rises above the value of the collateral; (3) after giving notice, the fund must be able to terminate the loan at any time; (4) the fund must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest, or other distributions on the securities loaned and to any increase in market value; (5) the fund may pay only reasonable custodian fees in connection with the loan; and (6) the Board of Trustees must be able to vote proxies on the securities loaned, either by terminating the loan or by entering into an alternative arrangement with the borrower.
Cash received through loan transactions may be invested in any security in which a fund is authorized to invest. Investing this cash subjects that investment, as well as the security loaned, to market forces (i.e., capital appreciation or depreciation).
       SOVEREIGN DEBT OBLIGATIONS.    Each fund may purchase sovereign debt
instruments issued or guaranteed by foreign governments or their agencies, including debt of Latin American nations or other developing countries. Sovereign debt may be in the form of conventional securities or other types of debt instruments such as loans or loan participations. sovereign debt of developing countries may involve a high degree of risk, and my be in default or present the risk of default. Governmental entities responsible for repayment of the debt may be unable or unwilling to repay principal and interest when due, and may require renegotiation or rescheduling of debt payments. In addition, prospects for repayment of principal and interest may depend on political as well as economic factors.
STRIPPED MORTGAGE-BACKED SECURITIES are created when a U.S. government agency or a financial institution separates the interest and principal components of a mortgage-backed security and sells them as individual securities. The holder of the "principal-only" security (PO) receives the principal payments made by the underlying mortgage-backed security, while the holder of the "interest-only" security (IO) receives interest payments from the same underlying security.
The prices of stripped mortgage-backed securities may be particularly affected by changes in interest rates. As interest rates fall, prepayment rates tend to increase, which tends to reduce prices of IOs and increase prices of POs. Rising interest rates can have the opposite effect.
SWAP AGREEMENTS. Swap agreements can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease a fund's exposure to long- or short-term interest rates (in the United States or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. Swap agreements can take many different forms and are known by a variety of names. A fund is not limited to any particular form of swap agreement if FMR determines it is consistent with the fund's investment objective and policies.
In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.
Swap agreements will tend to shift a fund's investment exposure from one type of investment to another. For example, if the fund agreed to exchange payments in dollars for payments in foreign currency, the swap agreement would tend to decrease the fund's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. For example, if the fund agreed to pay fixed rates in exchange for floating rates while holding fixed-rate bonds, the swap would tend to decrease the fund's exposure to long-term interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a fund's investments and its share price and yield.
The most significant factor in the performance of swap agreements is the change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from a fund. If a swap agreement calls for payments by the fund, the fund must be prepared to make such payments when due. In addition, if the counterparty's creditworthiness declined, the value of a swap agreement would be likely to decline, potentially resulting in losses. Each fund expects to be able to eliminate its exposure under swap agreements either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party.
Each fund will maintain appropriate liquid assets in a segregated custodial account to cover its current obligations under swap agreements. If a fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the fund's accrued obligations under the swap agreement over the accrued amount the fund is entitled to receive under the agreement. If a fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the fund's accrued obligations under the agreement.
VARIABLE OR FLOATING RATE OBLIGATIONS bear variable or floating interest rates and carry rights that permit holders to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries. Floating rate instruments have interest rates that change whenever there is a change in a designated base rate while variable rate instruments provide for a specified periodic adjustment in the interest rate. These formulas are designed to result in a market value for the instrument that approximates its par value.
WARRANTS. Warrants are securities that give a fund the right to purchase equity securities from the issuer at a specific price (the strike price) for a limited period of time. The strike price of warrants typically is much lower than the current market price of the underlying securities, yet they are subject to similar price fluctuations. As a result, warrants may be more volatile investments than the underlying securities and may offer greater potential for capital appreciation as well as capital loss.
   Warrants do not entitle a holder to dividends or voting rights with respect to the underlying securities and do not represent any rights in the assets of the issuing company. Also, the value of the warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to expiration date. These factors can make warrants more speculative than other types of investments.
ZERO COUPON BONDS. Zero coupon bonds do not make interest payments; instead, they are sold at a deep discount from their face value and are redeemed at face value when they mature. Because zero coupon bonds do not pay current income, their prices can be very volatile when interest rates change. In calculating its dividends, a fund takes into account as income a portion of the difference between a zero coupon bond's purchase price and its face value.
A broker-dealer creates a DERIVATIVE ZERO by separating the interest and principal components of a U.S. Treasury security and selling them as two individual securities. CATS (Certificates of Accrual on Treasury Securities), TIGRs (Treasury Investment Growth Receipts), and TRs (Treasury Receipts) are examples of derivative zeros.
The Federal Reserve Bank creates STRIPS (Separate Trading of Registered Interest and Principal of Securities) by separating the interest and principal components of an outstanding U.S. Treasury bond and selling them as individual securities. Bonds issued by the Resolution Funding Corporation (REFCORP) and the Financing Corporation (FICO) can also be separated in this fashion. ORIGINAL ISSUE ZEROS are zero coupon securities originally issued by the U.S. government, a government agency, or a corporation in zero coupon form.
SPECIAL CONSIDERATIONS AFFECTING EUROPE
   New developments surrounding the creation of a unified common market in Europe have helped to reduce physical and economic barriers promoting the free flow of goods and services throughout Western Europe. These new developments could make this new unified market one of the largest in the world. However, in 1993 Europe's economies began to slow and subsequently slid into recession as tight monetary conditions and a lack of progress toward inflation convergence and budgetary consolidation in many countries weakened consumer and business confidence. More generally, the turbulence in foreign exchange markets since the middle of 1992 and escalating tensions over trade contributed to increased uncertainty in many countries. The U.S. dollar continued on its downward track with respect to both the German mark and many other of Europe's currencies such as the Italian lira, the Spanish peseta and the Swedish krona which have been affected by political uncertainties and fiscal problems.
Subsequently, Europe's economies began to improve in 1995 as continued growth in the United States and the Southeast Asian countries provided the foundation for an export-led recovery. This recovery was aided by a sharp rebound of the U.S. dollar after reaching postwar lows in the spring of 1995.
The Eastern European countries, after several years of declining output, have generally shown dramatic growth in 1994 and 1995. Despite formidable obstacles and major differences among countries and regions, many nations are making substantial progress in their efforts to become market-oriented economies. However, these economies are becoming increasingly disparate and the experience of countries in the region varies markedly. Those nations making the most successful transitions include Poland, the Czech Republic, and Hungary, while some of the former Soviet republics continue to suffer from the consequences of the break-up of the Union and have not made much progress in implementing effective market oriented reforms. Key aspects of the reform and stabilization efforts have not yet been fully implemented, and there remain risks of policy slippage. In the Russian Federation and most other countries of the former Soviet Union, economic conditions are of particular concern because of economic instability due to political unrest and armed conflicts in many regions.
Notwithstanding the continued economic difficulties in many countries, recent positive developments offer hope for a cooperative growth strategy in the near term, which could also permit a strengthening of global economic performance over the medium term. Many developing countries are reaping the fruits of sustained reform and stabilization efforts. Efforts to enhance assistance to countries affected by the transition to market-based trading systems occurring in central Europe and the former Soviet Union, and to low-income countries to support strengthened stabilization and restructuring efforts, are moving forward. In Europe, exchange market tensions have eased, interest rates have been falling and may continue to do so as evidence accumulates of the waning of inflationary pressures.
The European Community (EC) consists of Belgium, Denmark, France, Germany, Greece, Ireland, Italy, Luxembourg, Netherlands, Portugal, Spain, and the United Kingdom (the member states). In 1986, the member states of the EC signed the "Single European Act", an agreement committing these countries to the establishment of a market among themselves, unimpeded by internal barriers or hindrances to the free movement of goods, persons, services, or capital. To meet this goal, a series of directives have been issued to the member states. Compliance with these directives is designed to eliminate three principal categories of barriers: (1) physical frontiers, such as customs posts and border controls; (2) technical barriers (which include restrictions operating within national territories) such as regulations and norms for goods and services (product standards); discrimination against foreign bids (bids by other EC members) on public purchases; or restrictions on foreign requests to establish subsidiaries; and (3) fiscal frontiers, notably the need to levy value-added taxes, tariffs, or excises on goods or services imported from other EC states.
The ultimate goal of this project is to achieve a large unified domestic European market in which available resources would be more efficiently allocated through the elimination of the above-mentioned barriers and the added costs associated with those barriers. Elimination of these barriers would simplify product distribution networks, allow economies of scale to be more readily achieved, and free the flow of capital and other resources. The Maastricht Treaty on economic and monetary union (EMU) attempts to provide its members with a stable monetary framework consistent with the EC's broad economic goals. But until the EMU takes effect, which is intended to occur between 1997 and 1999, the community will face the need to reinforce monetary cooperation in order to reduce the risk of a recurrence of tensions between domestic and external policy objectives.
The total European market, as represented by both EC and non-EC countries, consists of over 370 million consumers, making it larger currently than either the United States or Japanese markets. European businesses compete nationally and internationally in a wide range of industries including: telecommunications and information services, roads and transportation, building materials, food and beverages, broadcast and media, financial services, electronics, and textiles. Actual and anticipated actions on the part of member states to conform to the unified Europe directives have prompted interest and activity not only by European firms, but also by foreign entities anxious to establish a presence in Europe that will result from these changes. Indications of the effect of this response to a unified Europe can be seen in the areas of mergers and acquisitions, corporate expansion and development, GNP growth, and national stock market activity. The early experience of the former centrally planned economies has already demonstrated the crucially important link between structural reforms, macroeconomic stabilization, and successful economic transformation. Among the central European countries, the Czech Republic, Hungary, and Poland have made the greatest progress in structural reform; inflationary pressures there have abated following price liberalization, and output has begun to recover. These achievements will be difficult to sustain, however, in the absence of strong efforts to contain the large fiscal deficits that have accompanied the considerable losses of output and tax revenue since the start of the reform process.
In the Baltic countries there are encouraging signs that reforms are taking hold and are being supported by strong stabilization efforts. In most other countries of the former Soviet Union, in contrast, inadequate stabilization efforts now threaten to lead to hyper-inflation, which could derail the reform process. Inflation, which had abated following the immediate impact of price liberalization in early 1992, surged to extremely high levels in late 1992 and early 1993. The main reason for this development has been excessive credit expansion to the government and to state enterprises. The transformation process is being seriously hampered by the widespread subsidization of inefficient enterprises and the resulting misallocation of resources. The lack of effective economic and monetary cooperation among the countries of the former Soviet Union exacerbates other problems by severely constraining trade flows and impeding inflation control. Partly as a result of these difficulties, some countries have decided that the introduction of separate currencies offers the best scope for avoiding hyper-inflation and for improving economic conditions. This development can facilitate the implementation of stronger stabilization programs. Economic conditions in the former Soviet Union have continued to deteriorate. Real GDP in Russia fell 11.9 percent in 1993, after an 18 percent decline in 1992. In many other countries of the region, output losses have been even larger. These declines reflect the adjustment difficulties during the early stages of the transition, high rates of inflation, the compression of imports, disruption in trade among the countries of the former Soviet Union, and uncertainties about the reform process itself. Large-scale subsidies are delaying industrial restructuring and are exacerbating the fiscal situation. A reversal of these adverse factors is not anticipated in the near term and output is expected to decline further in most of these countries.
Economic conditions appear to have improved for some of the transition economies of central Europe during the past year. Following three successive years of output declines, there has been a turnaround in the former Czech and Slovak Federal Republic, Hungary and Poland: growth in private sector activity and strong exports, especially to Western Europe, now appear to have contained the fall in output. Most central European countries in transition have achieved positive real growth in 1994 and early 1995 as market reform has deepened. The strength of the projected output gains will depend crucially on the ability of the reforming countries to contain fiscal deficits and inflation and on their continued access to, and success in, export markets. A number of their governments, including those of Hungary, and Poland, are currently implementing or considering reforms directed at political and economic liberalization, including efforts to foster multi-party political systems, decentralize economic planning, and move toward free market economies. At present, no Eastern European country has developed stock markets but Poland, Hungary and the Czech Republic have small securities markets in operation. Ethnic and civil conflict continued to rate throughout the former Yugoslavia. The outcome is uncertain.
Both the EC and Japan, among others, have made overtures to establish trading arrangements and assist in the economic development of the Eastern European nations. In the rest of Europe, monetary policy and financial market developments have been dominated by the currency turmoil that began in September 1992. At the same time, conditions are improving for significant reductions of official interest rates in Europe, which should help to contain recessionary forces and provide support to the overall economic recovery in the region by early 1996. With the passage of the General Agreement on Trade and Tariffs (GATT) earlier this year, Europe has taken a step forward to resist protectionist pressures. Interest rates continue to decline, but some countries' tight monetary conditions remain an obstacle to stronger growth and a threat to exchange market stability. However, in the long-term, economic unification of Europe could prove to be an engine for domestic and international growth.
The conditions that have given rise to these developments are changeable, and there is no assurance that reforms will continue or that their goals will be achieved.
REAL GDP ANNUAL RATE OF GROWTH
199   4
Denmark                  4.4%

   France                   2.9

   Germany                  2.9

   Italy                    2.2

   Netherlands              2.5

   Spain                    2.0

   Switzerland              1.2

   United Kingdom           3.8

Source: World Economic Outlook   ,     October    1995
(Figures are quoted based on each country's domestic currency.)
NATIONAL INDICES (WITHOUT DIVIDENDS) DECEMBER    1995
GROWTH IN U.S. DOLLARS
EUROPE
                   6 months         12 months        5 years

   Greece              -2.98%           10.20%           -5.84%

   Portugal            -5.03            -2.50            0.46

   Turkey              -34.78           -5.90            -11.98

Source:    Randal Helms
SPECIAL CONSIDERATIONS AFFECTING JAPAN, THE PACIFIC BASIN, AND SOUTHEAST
ASIA
   Many Asian countries may be subject to a greater degree of social, political and economic instability than is the case in the United States and Western European countries. Such instability may result from (i) authoritarian governments or military involvement in political and economic decision-making; (ii) popular unrest associated with demands for improved political, economic, and social conditions; (iii) internal insurgencies;
(iv) hostile relations with neighboring countries; and (v) ethnic, religious, and racial disaffection.
The economies of most of the Asian countries continue to depend heavily upon international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners, principally, the United States, Japan, China and the European Community. The enactment by the United States or other principal trading partners of projectionist trade legislation, reduction of foreign investment in the local economies, and general declines in the international securities markets could have significant adverse effects upon the securities markets of the Asian countries.
The success of market reforms, a surge in infrastructure spending have fueled rapid growth in many developing countries in Asia. Rapidly rising household incomes have fostered large middle classes and new waves of consumer spending. Increases in infrastructure spending and consumer spending have made domestic demand the growth engine for these countries. Thus their growth now depends less upon exports to OECD countries. While exports may no longer be the sole source of growth for developing economies, improved competitiveness in exports markets has contributed to growth in many of these nations. The increased productivity of many Asian countries has enabled them to achieve, or continue, their status as top exporters while improving their national living standards.
Thailand has one of the fastest-growing stock markets in the world. The manufacturing sector is becoming increasingly sophisticated and is benefiting from export-oriented investing. The manufacturing and service sectors continue to account for the bulk of Thailand's economic growth. The agricultural sector continues to become less important. The government has followed fairly sound fiscal and monetary policies, aided by increased tax receipts from a fast moving economy. The government also continues to move ahead with new projects - especially telecommunications, roads and port facilities - needed to refurbish the country's overtaxed infrastructure. The country enjoys an able bureaucracy, which has maintained economic policy during the country's many coups. In recent years, the risk of a coup has diminished, but corruption remains widespread.
In terms of GDP, industrial standards and level of education, South Korea is second only to Japan in Asia. It enjoys the benefits of a diversified economy with well-developed sectors in electronics, automobiles, textiles and shoe manufacture, steel and shipbuilding among others. The driving force behind the economy's dynamic growth has been the planned development of an export-oriented economy in a vigorously entrepreneurial society. Real GDP grew about 8.3% in 1994. Both Koreas joined the United Nations separately in late 1991, creating another forum for negotiation and joint cooperation. Reunification of North Korea and South Korea could have a detrimental effect on the economy of South Korea.
Indonesia is a mixed economy with many socialist institutions and central planning but with a recent emphasis on deregulation and private enterprise. Like Thailand, Indonesia has extensive natural wealth yet with a large and rapidly increasing population. Dependent on oil exports during the 1980s, its manufactured products now predominate, contributing 21% of GDP. Indonesia's development is progressing smoothly, and it has become the world's 12 largest economy.
Malaysia has one of the fastest-growing economies in the Asian-Pacific region. Malaysia has become the world's third-largest producer of semiconductor devices (after the U.S. and Japan) and the world's largest exporter of semiconductor devices. More remarkable is the country's ability to achieve rapid economic growth with relative price stability as the government followed prudent fiscal/monetary policies. Malaysia's high export dependence level leaves it vulnerable to a recession in the Organization for Economic Cooperation and Development countries or a fall in world commodity prices.
Singapore has an open entrepreneurial economy with strong service and manufacturing sectors and excellent international trading links derived from its history. During the 1970s and the early 1980s the economy expanded rapidly, achieving an average annual growth rate of 9%. Per capita GDP is among the highest in Asia. Singapore holds a position as a major oil refining and services center.
Japan currently has the second-largest GDP in the world. The Japanese economy has grown substantially over the last three decades. Its growth rate averaged over 5% in the 1970s and 1980s. However in 1994, the growth rate in Japan slowed to 0.6% and their budget showed a deficit of 7.8% of GDP. Despite small rallies and market gains Japan has been plagued with economic sluggishness. Economic conditions have weakened considerably in Japan since October 1992. The boom in Japan's equity and property markets during the expansion of the late 1980's supported high rates of investment and consumer spending on durable goods, but both of these components of demand have now retreated sharply following the decline in asset prices. It is suffering through its worst recession in two decades. Profits have fallen sharply, unemployment has reached a historical high of 3.2% and consumer confidence is low. The banking sector continues to suffer from non-performing loans. Nine discount rate cuts since its 6% peak in 1991, a succession of fiscal stimulus packages, support plans for the debt-burdened financial system and spending for reconstruction following the Kobe earthquake should help to contain the recessionary forces, but substantial uncertainties remain. The general government position has deteriorated as a result of weakening economic growth, as well as stimulative measures taken recently to support economic activity and to restore financial stability. In addition to a cyclical downturn, Japan is suffering through structural adjustments. Like the Europeans, the Japanese have seen a deterioration of their competitiveness due to high wages, a strong currency and structural rigidities. Japan has also become a mature industrial economy and, as a result, will see its long-term growth rate slow down over the next ten years. Finally, Japan is reforming its political process and deregulating its economy. This has brought about turmoil, uncertainty and a crisis of confidence.
Japan is heavily dependent upon international trade and, accordingly, has been and may continue to be adversely affected by trade barriers and other protectionist or retaliatory measures of, as well as economic conditions in the U.S. and other countries with which they trade. Industry, the most important sector of the economy is heavily dependent on imported raw materials and fuels. Japan's major industries are in the engineering, electrical, textile, chemical, automobile, fishing, and telecommunication fields. Japan imports iron ore, copper, and many forest products. Only 19% of its land is suitable for cultivation. Japan's agricultural economy is subsidized and protected. It is about 50% self-sufficient in food production. Even though Japan produces a minute rice surplus, it is dependent upon large imports of wheat, sorghum and soybeans from other countries. Japan's high volume of exports such as automobiles, machine tools and semiconductors have caused trade tensions with other countries, particularly the United States. Some trading agreements between the countries have reduced the friction caused by the current trade imbalance. A record high value of the yen in first half of 1995 threatened to derail Japan's recovery from a long economic downturn, mainly because it made Japanese products more expensive overseas and eroded the value of foreign earnings when repatriated to Japan. However, the recent ease of the yen has created expectations that Japanese earnings will improve for the fiscal year ending March 1996.
Australia has a prosperous Western-style capitalist economy, with a per capita GDP comparable to levels in industrialized Western European countries. Economic growth accelerated markedly in 1994 as robust domestic spending boosted activity. It is rich in natural resources and is the world's largest exporter of beef and wool, second-largest for mutton, and it is among the top wheat exporters. Australia is also a major exporter of minerals, metals and fossil fuels. Due to the nature of its exports, a downturn in world commodity prices can have a big impact on its economy.
EMERGING MARKETS: ASIA
MARKET CAPITALIZATION (ESTIMATES) IN U.S. DOLLARS
DECEMBER 1995
                     Billions:

   India                $132,466

   Indonesia            69,970

   Korea                184,085

   Malaysia             n/a

   Pakistan             9,830

   Philippines          53,633

   Sri Lanka            1,937

   Taiwan               179,421

   Thailand             135,755

Source:    Morgan Stanley Capital International (MSCI)
NATIONAL INDICES (WITHOUT DIVIDENDS) DECEMBER 1995
GROWTH IN U.S. DOLLARS
ASIA
                     6 months          12 months         5 years

   India                 -16.29%           -31.90%          n/a

   Indonesia             -0.45             7.49              -3.61%

   Korea                 -1.42             -4.63             4.52

   Malaysia              -5.66             3.96              15.29

   Pakistan              -19.38            -38.27           n/a

   Philippines           -13.37            -15.43            36.29

   Sri Lanka             -14.36            -32.66           n/a

   Taiwan                -9.05             -30.24            -5.11

   Thailand              -8.68             -5.66             20.62

Source:    MSCI
ASIAN STOCK MARKET RETURNS (WITHOUT DIVIDENDS)
DECEMBER 199   5
                               Stock market returns

                                   (Local currency %)

                                  12 months to December 31, 1995

   China                          n/a

   Hong Kong                       18.15%

   India                           -23.70

   Indonesia                       11.81

   Japan                           3.41

   Korea                           -6.17

   Malaysia                        3.39

   Philippines                     -9.09

   Singapore                       1.90

   Taiwan                          -27.59

   Thailand                        -5.34

Source:    MSCI
REAL GDP ANNUAL RATE OF GROWTH 199   4
China                   11.5%

Hong Kong               5.7

India                   4.9

Indonesia               7.3

Japan                   0.5

Korea                   8.4

Malaysia                8.7

Philippines             4.3

Singapore              n/a

Taiwan                  6.5

Thailand                8.5

Source: World Economic Outlook   , October 1995
SPECIAL CONSIDERATIONS AFFECTING CANADA
   Canada occupies the northern part of North America and is the second-largest country in the world (3.97 million square miles in area) extending from the Atlantic Ocean to the Pacific. The companies in which the fund may invest may include those involved in the energy industry, industrial materials (chemicals, base metals, timber, and paper), and agricultural materials (grain cereals). The securities of companies in the energy industry are subject to changes in value and dividend yield which depend, to a large extent, on the price and supply of energy fuels. Rapid price and supply fluctuations may be caused by events relating to international politics, energy conservation, and the success of exploration projects. Canada is one of the world's leading industrial countries, as well as a major exporter of agricultural products. Canada is rich in natural resources such as zinc, uranium, nickel, gold, silver, aluminum, iron, and copper. Forest covers over 44% of its land area, making Canada a leading world producer of newsprint. The economy of Canada is strongly influenced by the activities of companies and industries involved in the production and processing of natural resources. Canada is a major producer of hydroelectricity, oil, and gas. The business activities of companies in the energy field may include the production, generation, transmission, marketing, control, or measurement of energy or energy fuels. Economic prospects are changing due to recent government attempts to reduce restrictions against foreign investment.
Canadian securities are not considered by FMR to have the same level of risk as other nation's securities. Canadian and U.S. companies are generally subject to similar auditing and accounting procedures, and similar government supervision and regulation. Canadian markets are more liquid than many other foreign markets and share similar characteristics with U.S. markets. The political system is more stable than in some other foreign countries, and the Canadian dollar is generally less volatile relative to the U.S. dollar.
Many factors affect and could have an adverse impact on the financial condition of Canada, including social, environmental, and economic conditions; factors which are not within the control of Canada. In Canada, where recovery is not yet as firmly established as in the United States, interest rates have been coming down after a sharp rise associated with exchange market developments in the fall of 1992. In light of the cyclical situation, there should be room for a further easing of interest rates without jeopardizing the progress made toward price stability. Continued perseverance in reducing the structural budget deficit also is required. FMR is unable to predict what effect, if any, such factors would have on instruments held in the fund's portfolio.
The U.S. - Canada Free Trade Agreement which became effective in January 1989, will be phased in over a period of 10 years. This agreement will remove tariffs on U.S. technology and Canadian agricultural products in addition to removing trade barriers affecting other important sectors of each country's economy. Canada, the U.S. and Mexico have implemented the North American Free Trade Agreement which was entered into in 1994. This cooperation is expected to lead to increased trade and to reduce barriers. The majority of new equity issues or initial public offerings in Canada are through underwritten offerings. The funds may elect to participate in these issues.
SPECIAL CONSIDERATIONS AFFECTING LATIN AMERICA
   Latin America is a region rich in natural resources such as oil, copper, tin, silver, iron ore, forestry, fishing, livestock, and agriculture. The region has a large population (over 300 million) representing a large domestic market. The region has been transitional over the last five years from the stagnant 1980s which were characterized by poor economic policies, higher international interest rates, and limited access to new foreign capital.
High inflation and low economic growth have given way to stable manageable inflation rates and higher economic growth. Changes in political leadership, the implementation of market-oriented economic policies, such as privatization, trade reform and monetary reform have been among the recent steps taken to modernize the Latin American economies and to regenerate growth in the region. Various trade agreements have also been formed within the region such as the Andean Pact, Mercosur and the North America Free Trade Agreement (NAFTA). The largest of these is NAFTA, which was implemented on January 1, 1994.
Latin American equity markets can be extremely volatile and in the past have shown little correlation with the U.S. market. Currencies are typically weak, but most are now relatively free floating, and it is not unusual for the currencies to undergo wide fluctuations in value over short periods of time due to changes in the market.
Mexico's economy has been transformed significantly over the last 6-7 years. In the past few years the government has sold the telephone company, the major steel companies, the banks and many others. The major state ownership remaining is in the oil sector and the electricity sector. The U.S. is Mexico's major trading partner, accounting for two-thirds of its exports and imports. The government, in consultation with international economic agencies, is implementing programs to stabilize the economy and foster growth. For example, Mexico, the U.S. and Canada implemented the North American Free Trade Agreement. This cooperation is expected to lead to increased trade and reduced barriers.
In the early 1980s Mexico experienced a foreign debt crisis. By 1987, foreign debt had reached prohibitive levels, accounting for 90 to 95 percent of GDP, thus draining Mexico of all its resources. By the end of 1994, a large current account deficit, fueled in part by expansionary policy, and the burden of its large national debt forced the Mexican government to devalue the peso, triggering a severe crisis of confidence. Both the crisis and the measures taken to stabilize the economy since, have led to severely reduced domestic demand, which has been only partially offset by positive trade-related activity.
Brazil entered the 1990s with declining real growth, runaway inflation, an unserviceable foreign debt of $122 billion, and a lack of policy direction. Over the past two years, Brazil was able to stabilize its domestic economy through a relentless process of balancing the government budget, the privatization of state enterprises, deregulation and reduction of red tape and introducing greater competition in the domestic business environment. Inflation has been reduced to about 3% a month from 50% a month since mid 1994. A major long-run strength is Brazil's natural resources. Iron ore, bauxite, tin, gold, and forestry products make up some of Brazil's basic natural resource base, which includes some of the largest mineral reserves in the world. In terms of population, Brazil is the sixth-largest in the world with about 155 million people and represents a huge domestic market. Chile, like Brazil, is endowed with considerable mineral resources, in particular copper. Economic reform has been ongoing in Chile for at least 15 years, but political democracy has only recently returned to Chile. Privatization of the public sector beginning in the early 1980s has bolstered the equity market. A well organized pension system has created a long-term domestic investor base.
Argentina is strong in wheat production and other foodstuffs and livestock ranching. A well-educated and skilled population boasts one of the highest literacy rates in the region. The country has been ravaged by decades of extremely high inflation and political instability. Thanks to structural reforms, the revitalized Argentine economy has been among the top three fastest growing economies in the world over the last three years. The newly created Argentine economic institutions have integrated the country with the rest of the world, leaving the state to concentrate on its essential functions. Privatization is ongoing and should reduce the amount of external debt outstanding. The markets for labor, capital and goods and services have been de-regulated. Nearly all non-tariff barriers and export taxes have been eliminated, the tariff structure simplified and tariffs sharply reduced.
Venezuela has substantial oil reserves. External debt is being renegotiated, and the government is implementing economic reform in order to reduce the size of the public sector. Internal gasoline prices, which are one-third those of international prices, are being increased in order to reduce subsidies. Plans for privatization and exchange and interest rate liberalization are examples of recently introduced reforms.
EMERGING MARKETS: LATIN AMERICA
MARKET CAPITALIZATION IN U.S. DOLLARS
(ESTIMATED) DECEMBER 1994
               Billions:

Argentina      $37,909

Brazil         148,910

Chile          72,969

Colombia       10,134

Mexico         97,384

Peru           10,847

Venezuela      4,001

Source:    MSCI
NATIONAL INDICES (WITHOUT DIVIDENDS) DECEMBER 199   5
GROWTH IN U.S. DOLLARS
LATIN AMERICA
                      6 months          12 months          5 years

   Argentina           16.51%            8.66%              31.23%

   Brazil              1.10              -21.29             45.33

   Chile               -16.51            -6.17              33.35

   Colombia            -20.86            -27.76            n/a

   Mexico              3.40              -23.18             11.94

   Peru                9.60              22.11             n/a

   Venezuela           -17.07            -28.52            n/a

Source:    MSCI
SPECIAL CONSIDERATIONS AFFECTING AFRICA
   Africa is a continent of roughly 50 countries with a total population of approximately 840 million people. Literacy rates (the percentage of people who are over 15 years of age and who can read and write) are relatively low, ranging from 20% to 60%. The primary industries include crude oil, natural gas, manganese ore, phosphate, bauxite, copper, iron, diamond, cotton, coffee, cocoa, timber, tobacco, sugar, tourism, and cattle.
Many of the countries are fraught with political instability. However, there has been a trend over the past five years toward democratization. Still, there remain many countries that do not have a stable political process. Other countries have been enmeshed in civil wars and border clashes.
Economically, the Northern Rim countries (including Morocco, Egypt, and Algeria) and Nigeria, Zimbabwe, and South Africa are the wealthier countries on the continent due to their strong ties with the European nations. The market capitalization of these countries has been growing recently as more international companies invest in Africa and as local companies start to list on the exchanges. However, religious strife has been a significant source of instability.
On the other end of the economic spectrum are countries, such as Burkina Faso, Madagascar, and Malawwi, that are considered to be among the poorest or least developed in the world. These countries are generally landlocked or have poor natural resources. The economies of many African countries are heavily dependent on international oil prices. Of all the African industries, oil has been the most lucrative, accounting for 40% to 60% of many countries' GDP. However, the general decline in oil prices has had an adverse impact on many economies.
PORTFOLIO TRANSACTIONS
All orders for the purchase or sale of portfolio securities are placed on behalf of each fund by FMR pursuant to authority contained in the management contract. If FMR grants investment management authority to the sub-advisers (see the section entitled "Management Contracts"), the sub-advisers are authorized to place orders for the purchase and sale of portfolio securities, and will do so in accordance with the policies described below. FMR is also responsible for the placement of transaction orders for other investment companies and accounts for which it or its affiliates act as investment adviser. In selecting broker-dealers, subject to applicable limitations of the federal securities laws, FMR considers various relevant factors, including, but not limited to: the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the broker-dealer firm; the broker-dealer's execution services rendered on a continuing basis; and the reasonableness of any commissions. Commissions for investments traded on foreign exchanges will be higher than for investments traded on U.S. exchanges and may not be subject to negotiation.
The funds may execute portfolio transactions with broker-dealers who provide research and execution services to the funds or other accounts over which FMR or its affiliates exercise investment discretion. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing, or selling securities; and the availability of securities or the purchasers or sellers of securities. In addition, such broker-dealers may furnish analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and performance of accounts; effect securities transactions, and perform functions incidental thereto (such as clearance and settlement). The selection of such broker-dealers generally is made by FMR (to the extent possible consistent with execution considerations) based upon the quality of research and execution services provided.
The receipt of research from broker-dealers that execute transactions on behalf of the funds may be useful to FMR in rendering investment management services to the funds or its other clients, and conversely, such research provided by broker-dealers who have executed transaction orders on behalf of other FMR clients may be useful to FMR in carrying out its obligations to the funds. The receipt of such research has not reduced FMR's normal independent research activities; however, it enables FMR to avoid the additional expenses that could be incurred if FMR tried to develop comparable information through its own efforts.
Subject to applicable limitations of the federal securities laws, broker-dealers may receive commissions for agency transactions that are in excess of the amount of commissions charged by other broker-dealers in recognition of their research and execution services. In order to cause each fund to pay such higher commissions, FMR must determine in good faith that such commissions are reasonable in relation to the value of the brokerage and research services provided by such executing broker-dealers, viewed in terms of a particular transaction or FMR's overall responsibilities to the funds and its other clients. In reaching this determination, FMR will not attempt to place a specific dollar value on the brokerage and research services provided, or to determine what portion of the compensation should be related to those services.
FMR is authorized to use research services provided by and to place portfolio transactions with brokerage firms that have provided assistance in the distribution of shares of the funds or shares of other Fidelity funds to the extent permitted by law. FMR may use research services provided by and place agency transactions with Fidelity Brokerage Services, Inc. (FBSI) and Fidelity Brokerage Services (FBS), subsidiaries of FMR Corp., if the commissions are fair, reasonable, and comparable to
commissions charged by non-   affiliated, qualified brokerage firms for
similar services. From September 1992 through December 1994, FBS operated under the name Fidelity Brokerage Services Limited, Inc. (FBSL). As of January 1995, FBSL was converted to an unlimited liability company and assumed the name FBS. Prior to September 4, 1992, FBSL operated under the name Fidelity Portfolio Services, Ltd. (FPSL) as a wholly owned subsidiary of Fidelity International Limited (FIL). Edward C. Johnson 3d is Chairman of FIL. Mr. Johnson 3d, Johnson family members, and various trusts for the benefit of the Johnson family own, directly or indirectly, more than 25% of the voting common stock of FIL.
Section 11(a) of the Securities Exchange Act of 1934 prohibits members of national securities exchanges from executing exchange transactions for accounts which they or their affiliates manage, unless certain requirements are satisfied. Pursuant to such requirements, the Board of Trustees has authorized FBSI to execute portfolio transactions on national securities exchanges in accordance with approved procedures and applicable SEC rules. Each fund's Trustees periodically review FMR's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the funds and review the commissions paid by each fund over representative periods of time to determine if they are reasonable in relation to the benefits to the fund.
   For the fiscal periods ended December 31, 1995 and 1994, the funds' portfolio turnover rates were:
                                  1995       1994

Short-Term World    Bond          284    %   134%

Global Bond                       322    %   367%

New Markets Income                306    %   409%

Because a high turnover rate increases transaction costs and may increase taxable gains, FMR carefully weighs the anticipated benefits of short-term investing against these consequences. An increased turnover rate is due to a greater volume of shareholder purchase orders, short-term interest rate volatility and other special market conditions.
For fiscal 1995    and 1994    ,    New Markets Income     paid brokerage
commissions of $   65,910     and $   428,280    , respectively. Each fund
pays both commissions and spreads in connection with the placement of portfolio transactions. FBSI is paid on a commission basis. During fiscal
1995    and 1994    ,    New Markets Income     paid brokerage commissions
of $   0     and $   2,397    , respectively, to FBSI. During fiscal
1994    , this amounted to approximately    1    % of the aggregate
brokerage commissions paid by    New Markets Income     involving
approximately    4    % of the aggregate dollar amount of transactions for
which the fund paid brokerage commissions.        For fiscal    1995
and     1994, Short-Term World    Bond     and Global Bond paid no
brokerage commissions. For fiscal 1993, the funds paid no brokerage commissions.
During fiscal 1995    and 1994    ,    New Markets Income     paid
$   63,509     and $   425,883    , respectively, in commissions to
brokerage firms that provided research services involving approximately
$   12,543,886 and $99,692,929     of transactions. The provision of
research services was not necessarily a factor in the placement of all this
business with such firms. During fiscal 1995    and 1994    ,    Short-Term
World Bond and Global Bond     paid no fees to brokerage firms that
provided research services.
From time to time the Trustees will review whether the recapture for the benefit of the funds of some portion of the brokerage commissions or similar fees paid by the funds on portfolio transactions is legally permissible and advisable. Each fund seeks to recapture soliciting broker-dealer fees on the tender of portfolio securities, but at present no other recapture arrangements are in effect. The Trustees intend to continue to review whether recapture opportunities are available and are legally permissible and, if so, to determine in the exercise of their business judgment whether it would be advisable for each fund to seek such recapture.
Although the Trustees and officers of each fund are substantially the same as those of other funds managed by FMR, investment decisions for each fund are made independently from those of other funds managed by FMR or accounts managed by FMR affiliates. It sometimes happens that the same security is held in the portfolio of more than one of these funds or accounts. Simultaneous transactions are inevitable when several funds and accounts are managed by the same investment adviser, particularly when the same security is suitable for the investment objective of more than one fund or account.
When two or more funds are simultaneously engaged in the purchase or sale of the same security, the prices and amounts are allocated in accordance with procedures believed to be appropriate and equitable for each fund. In some cases this system could have a detrimental effect on the price or value of the security as far as each fund is concerned. In other cases, however, the ability of the funds to participate in volume transactions will produce better executions and prices for the funds. It is the current opinion of the Trustees that the desirability of retaining FMR as investment adviser to each fund outweighs any disadvantages that may be said to exist from exposure to simultaneous transactions.
VALUATION OF PORTFOLIO SECURITIES
Each fund's portfolio securities, including ADRs, EDRs and other forms of depositary receipts, are valued (i) by appraising portfolio securities that are traded on the New York Stock Exchange (NYSE) or American Stock Exchange at the closing bid price, or, if no closing price is available, at the last traded bid price; and (ii) by appraising foreign securities as nearly as possible in the manner described in clause (i) if traded on any other U.S., Canadian, or foreign exchange, and, if not so traded, on the basis of closing over-the-counter bid prices, if available.
U.S. Treasury securities are valued on the basis of valuations furnished by a pricing service which utilizes both dealer-supplied valuations and electronic data processing techniques. Such techniques take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. Foreign securities are valued at the closing bid price in the principal market where they are traded, or, if closing prices are unavailable, at the last traded bid price available prior to the time each fund's net asset value (NAV) is determined. Foreign portfolio security prices are furnished by quotation services expressed in the local currency's value. FSC translates the value of foreign securities from the local currency into U.S. dollars. Foreign security prices that cannot be obtained by the quotation services are priced individually by FSC using dealer-supplied quotations. Short-term obligations that mature in sixty days or less are valued at amortized cost, which constitutes fair value. All other securities and other assets are appraised at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees.
Generally, trading in foreign securities, as well as corporate bonds, U.S. government securities, money market instruments, and repurchase agreements, is substantially completed each day at various times prior to the close of the NYSE. The values of any such securities held by the funds are determined as of such times for the purpose of computing each fund's NAV. The procedures set forth in (i) and (ii) above need not be used to determine the value of debt securities owned by a fund if, in the opinion of the Board of Trustees, some other method (e.g., based on closing over-the-counter bid prices in the case of debt instruments traded on an exchange) would more accurately reflect the fair market value of such debt securities. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. If an extraordinary event that is expected to affect the value of a portfolio security materially occurs after the close of an exchange on which that security is traded, then the security will be valued at fair value as determined in good faith under the direction of the Board of Trustees.
PERFORMANCE
The funds may quote performance in various ways. All performance information supplied by the funds in advertising is historical and is not intended to indicate future returns. Each fund's share price, yield, and total return fluctuate in response to market conditions and other factors, and the value of fund shares when redeemed may be more or less than their original cost.
YIELD CALCULATIONS. Yields for a fund are computed by dividing the fund's interest and dividend income for a given 30-day or one-month period, net of expenses, by the average number of shares entitled to receive distributions during the period, dividing this figure by the fund's net asset value (NAV) at the end of the period, and annualizing the result (assuming compounding of income) in order to arrive at an annual percentage rate. Yields do not reflect New Markets Income's 1.00% redemption fee, which applies to shares held less than 180 days. Income is calculated for purposes of yield quotations in accordance with standardized methods applicable to all stock and bond funds. Dividends from equity investments are treated as if they were accrued on a daily basis, solely for the purposes of yield calculations. In general, interest income is reduced with respect to bonds trading at a premium over their par value by subtracting a portion of the premium from income on a daily basis, and is increased with respect to bonds trading at a discount by adding a portion of the discount to daily income. For a fund's investments denominated in foreign currencies, income and expenses are calculated first in their respective currencies, and are then converted to U.S. dollars, either when they are actually converted or at the end of the 30-day or one month period, whichever is earlier. Capital gains and losses generally are excluded from the calculation as are gains and losses from currency exchange rate fluctuations.
Income calculated for the purposes of calculating a fund's yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding of income assumed in yield calculations, a fund's yield may not equal its distribution rate, the income paid to your account, or the income reported in the fund's financial statements.
In calculating the fund's yield, a fund may from time to time use a portfolio security's coupon rate instead of its yield to maturity in order to reflect the risk premium on that security. This practice will have the effect of reducing the fund's yield.
Yield information may be useful in reviewing a fund's performance and in providing a basis for comparison with other investment alternatives. However, each fund's yield fluctuates, unlike investments that pay a fixed interest rate over a stated period of time. When comparing investment alternatives, investors should also note the quality and maturity of the portfolio securities of respective investment companies they have chosen to consider.
Investors should recognize that in periods of declining interest rates a fund's yield will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates the fund's yield will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to a fund from the continuous sale of its shares will likely be invested in instruments producing lower yields than the balance of the fund's holdings, thereby reducing the fund's current yield. In periods of rising interest rates, the opposite can be expected to occur.
TOTAL RETURN CALCULATIONS. Total returns quoted in advertising reflect all aspects of a fund's return, including the effect of reinvesting dividends and capital gain distributions, and any change in the fund's NAV over a stated period. Average annual total returns are calculated by determining the growth or decline in value of a hypothetical historical investment in a fund over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. For example, a cumulative total return of 100% over ten years would produce an average annual total return of 7.18%, which is the steady annual rate of return that would equal 100% growth on a compounded basis in ten years. While average annual total returns are a convenient means of comparing investment alternatives, investors should realize that a fund's performance is not constant over time, but changes from year to year, and that average annual total returns represent averaged figures as opposed to the actual year-to-year performance of the fund.
In addition to average annual total returns, a fund may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, or a series of redemptions, over any time period. Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship of these factors and their contributions to total return. Total returns may be quoted on a before-tax or after-tax basis and may or may not include the effect of New Markets Income's 1.00% redemption fee on shares held less than 180 days. Excluding a fund's redemption fee from a total return calculation produces a higher total return figure. Total returns, yields, and other performance information may be quoted numerically or in a table, graph, or similar illustration.
NET ASSET VALUE. Charts and graphs using a fund's net asset values, adjusted net asset values, and benchmark indices may be used to exhibit performance. An adjusted NAV includes any distributions paid by a fund and reflects all elements of its return. Unless otherwise indicated, a fund's adjusted NAVs are not adjusted for sales charges, if any.
HISTORICAL FUND RESULTS. The following tables show each fund's yields and total returns for periods ended December 31, 1995. Total return figures do not include the effect of New Markets Income's 1.00% redemption fee, applicable to shares held less than 180 days.



                                Average Annual Total Returns              Cumulative Total Returns

30-Day                      One            Five           Life of        One                        Five            Life of
Yield                      Year           Years          Fund*          Year                       Years           Fund*

   Short-Term World Bond
   4.86%                      7.79%          n/a            4.63%          7.79%                      n/a             21.18%

   Global Bond
   4.56%                      6.66%          5.08%          7.55%          6.66%                      28.11%          92.68%

   New Markets Income
   10.76%                     7.97%          n/a            8.77%          7.97%                      n/a             25.10%


* From commencement of operations: Short-Term World    Bond     - October
4, 1991; Global Bond - December 30, 1986; New Markets Income - May 4, 1993.
Note: If FMR had not reimbursed certain fund expenses during these periods,
   the funds'     total returns would have been lower.
The following table   s     show the income and capital elements of each
fund's cumulative total return. The table compares the fund's return to the record of the Standard & Poor's Composite Index of 500 Stocks (S&P 500), the Dow Jones Industrial Average (DJIA), and the cost of living (measured by the Consumer Price Index, or CPI) over the same period. The CPI information is as of the month end closest to the initial investment date for each fund. Returns for the funds may be compared to the following
indices: the J.P. Morgan Emerging Markets Bond Index    and the J.P. Morgan
Emerging Markets Bond Index Plus    , broad measure   s     of bond
performance in developing countries; the Salomon Brothers World Government Bond Index, which measures the performance of bonds issued by the U.S. and foreign governments; and the Lehman Brothers 1-3 Year Government Bond Index, which measures the performance of short-term U.S. government bonds. The S&P 500 and DJIA comparisons are provided to show how the fund's total return compared to the record of a broad average of common stocks and a narrower set of stocks of major industrial companies, respectively, over the same period. Of course, since the fund invests in fixed-income securities, common stocks represent a different type of investment from the fund. Common stocks generally offer greater growth potential than a fund, but generally experience greater price volatility, which means greater potential for loss. In addition, common stocks generally provide lower income than a fixed-income investment such as the funds. Figures for the S&P 500 and DJIA are based on the prices of unmanaged groups of stocks and, unlike a fund's returns, do not include the effect of paying brokerage commissions or other costs of investing.
SHORT-TERM WORLD    BOND    . During the period from October 4, 1991
(commencement of operations) to December 31, 1995, a hypothetical $10,000
investment in Short-Term World    Bond     would have grown to
$   12,118    , assuming all distributions were reinvested. This was a
period of fluctuating interest rates and bond prices and the figures below should not be considered representative of the dividend income or capital gain or loss that could be realized from an investment in the fund today.

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
FIDELITY Short-Term World    Bond     FUND                                          INDICES

Year Ended  Value of          Value of          Value of        Total Value         S&P 500            DJIA             Cost of
12/31       Initial           Reinvested        Reinvested                                                              Living**
            $10,000           Dividend          Capital Gain
            Investment        Distributions     Distributions

1995        $    9,010        $    3,108        $    0             $ 12,118        $    18,056        $    19,265        $ 11,188

1994        8,910             2,333             0               11,243             13,124             14,091             10,911

1993        10,190            1,745             0               11,935             12,954             13,423             10,627

1992        9,680             920               0               10,600              11,768             11,474             10,343

1991*       9,930             182               0               10,112            10,932             10,693             10,051


* From October 4, 1991 (commencement of operations).
** From month-end closest to initial investment date.
Explanatory Notes: With an initial investment of $10,000 made on October 4, 1991, the net amount invested in fund shares was $10,000. The cost of the initial investment ($10,000), together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested), amounted to
$   13,299    . If distributions had not been reinvested, the amount of
distributions earned from the fund over time would have been smaller, and
the cash payments for the period would have amounted to $   2,852     for
dividends and $   0     for capital gains distributions. Tax consequences
of different investments (with the exception of foreign tax withholdings) have not been factored into the above figures.
GLOBAL BOND. During the period from December 30, 1986 (commencement of operations) to December 31, 1995, a hypothetical $10,000 investment in
Global Bond would have grown to $   19,268    , assuming all distributions
were reinvested. This was a period of fluctuating interest rates and bond prices and the figures below should not be considered representative of the dividend income or capital gain or loss that could be realized from an investment in the fund today.

FIDELITY Global    Bond     FUND                                                               INDICES

Year Ended                     Value of     Value of         Value of        Total Value       S&P 500     DJIA        Cost of
12/31                           Initial      Reinvested       Reinvested                                                Living**
                                $10,000      Dividend         Capital Gain
                                Investment   Distributions    Distributions

1995                             $ 9,940      $ 8,964          $ 364           $ 19,268          $ 33,319    $ 35,585    $ 13,891

1994                              9,880        7,82   5         361             18,06   6         24,218      26,027      13,548

1993                              12,610       8,550            427             21,587            23,903      24,794      13,195

1992                              11,340       6,368            0               17,708            21,715      21,193      12,842

1991                              11,900       5,062            0               16,962            20,173      19,752      12,480

1990                              11,380       3,661            0               15,041            15,460      15,885      12,109

1989                              11,080       2,316            0               13,396            15,957      15,971      11,412

1988                              10,720       1,692            0               12,412            12,118      12,121      10,905

1987                              11,210       763              0               11,973            10,392      10,456      10,443

1986*                             10,050       0                0               10,050            9,872       9,917       10,000


* From December 30, 1986 (commencement of operations).
** From month-end closest to initial investment date.
Explanatory Notes: With an initial investment of $10,000 made on December 30, 1986, the net amount invested in fund shares was $10,000. The cost of the initial investment ($10,000), together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested), amounted to
$   20,468    . If distributions had not been reinvested, the amount of
distributions earned from the fund over time would have been smaller, and
cash payments for the period would have amounted to $   7,238     for
dividends and $   270     for capital gains distributions. Tax consequences
of different investments (with the exception of foreign tax withholdings) have not been factored into the above figures.
NEW MARKETS INCOME. During the period from May 4, 1993 (commencement of operations) to December 31, 1995, a hypothetical $10,000 investment in New
Markets Income would have grown to $   12,510    , assuming all
distributions were reinvested. This was a period of fluctuating interest rates and bond prices and the figures below should not be considered representative of the dividend income or capital gain or loss that could be realized from an investment in the fund today.

<ERROR: WIDE TABLE>
ERROR: The Following Table: "3x8" is Too Wide!
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
FIDELITY New Markets Income FUND                                            INDICES

Year Ended    Value of     Value of       Value of        Total Value        S&P 500          DJIA               Cost of
12/31         Initial      Reinvested     Reinvested                                                             Living**
              $10,000      Dividend       Capital Gain
              Investment   Distributions  Distributions

   1995           $ 9,950  $ 2,263           $ 298           $ 12,510         $ 14,983           $ 15,921           $ 10,660

   1994            10,190     1,091           305             11,586           10,891             11,645             10,396

   1993*           13,070     632             182             13,884           10,749             11,093             10,125


* From May 4, 1993 (commencement of operations).
Explanatory Notes: With an initial investment of $10,000 made on May 4, 1993, the net amount invested in fund shares was $10,000. The cost of the initial investment ($10,000), together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested), amounted to
$   12,669    . If distributions had not been reinvested, the amount of
distributions earned from the fund over time would have been smaller, and
cash payments for the period would have amounted to $   2,030     for
dividends and $   370     for capital gains distributions. Tax consequences
of different investments (with the exception of foreign tax withholdings) have not been factored into the above figures.
INTERNATIONAL INDICES, MARKET CAPITALIZATION, AND NATIONAL STOCK MARKET
RETURN
The following tables show the total market capitalization of certain countries according to the Morgan Stanley Capital International Indices database, the total market capitalization of Latin American countries according to the International Finance Corporation Emerging Markets database, and the performance of national stock markets as measured in U.S. dollars by the Morgan Stanley Capital International stock market indices
for the twelve months ended December 31, 199   5    . Of course, these
results are not indicative of future stock market performance or the funds' performance. Market conditions during the periods measured fluctuated widely. Brokerage commissions and other fees are not factored into the values of the indices.
MARKET CAPITALIZATION. Companies outside the U.S. now make up nearly two-thirds of the world's stock market capitalization. According to Morgan Stanley Capital International, the size of the markets as measured in U.S. dollars grew from $2,886 billion in 1984 to $13,182 billion in 1994.
The following table measures the total market capitalization of certain countries according to the Morgan Stanley Capital International Indices database. The value of the markets are measured in billions of U.S. dollars
as of December 31, 199   5    .
TOTAL MARKET CAPITALIZATION
Australia       $245       Japan                    $3,583

Austria         37         Netherlands              304

Belgium         101        Norway                   43

Canada          333        Singapore/Malaysia       149

Denmark         56         Spain                    152

France          505        Sweden                   177

Germany         579        Switzerland              402

Hong Kong       274        United Kingdom           1,354

Italy           180        United States            6,338

The following table measures the total market capitalization of Latin American countries according to the International Finance Corporation Emerging Markets database. The value of the markets is measured in millions
of U.S. dollars as of December 31, 199   5    .
TOTAL MARKET CAPITALIZATION - LATIN AMERICA
   Argentina                    $ 37,909

   Brazil                        148,910

   Chile                         72,969

   Colombia                      10,134

   Mexico                        97,384

   Venezuela                     4,001

   Total Latin America           371,307

NATIONAL STOCK MARKET PERFORMANCE. Certain national stock markets have outperformed the U.S. stock market. The table below represents the performance of national stock markets as measured in U.S. dollars by the Morgan Stanley Capital International stock market indices for the twelve
months ended December 31, 199   5    . The table measures total return
based on the period's change in price, dividends paid on stocks in the index, and the effect of reinvesting dividends net of any applicable foreign taxes. These are unmanaged indices composed of a sampling of selected companies representing an approximation of the market structure of the designated country.
STOCK MARKET PERFORMANCE (CUMULATIVE TOTAL RETURNS)
MEASURED IN U.S. DOLLARS
   Australia          $ 11.19          Japan                   $ 0.69

   Austria             -4.72           Malaysia                 5.16

   Belgium             25.88           Netherlands              27.71

   Canada              18.31           New Zealand              20.85

   Denmark             18.78           Norway                   6.02

   Finland             4.56            Singapore                6.45

   France              14.12           Spain                    29.83

   Germany             16.41           Sweden                   33.36

   Hong Kong           22.57           Switzerland              44.12

   Ireland             22.38           United Kingdom           21.27

   Italy               1.05            United States            37.14

STOCK MARKET PERFORMANCE
      FIVE YEARS ENDED                 TEN YEARS ENDED

      DECEMBER 31, 199   5             DECEMBER 31, 199   5

      Germany              9.91%           6.80%

      Hong Kong            30.16           23.83

      Japan                5.59            12.66

      Spain                7.71            16.77

      United Kingdom       10.66           15.02

      United States        15.94           13.72

These results are not indicative of future stock market performance or any fund's performance. Market conditions during the periods measured fluctuated widely. Brokerage commissions and other fees are not factored into the values of the indices.
PERFORMANCE COMPARISONS. A fund's performance may be compared to the performance of other mutual funds in general, or to the performance of particular types of mutual funds. These comparisons may be expressed as mutual fund rankings prepared by Lipper Analytical Services, Inc. (Lipper), an independent service located in Summit, New Jersey that monitors the performance of mutual funds. Lipper generally ranks funds on the basis of total return, assuming reinvestment of distributions, but does not take sales charges or redemption fees into consideration, and is prepared without regard to tax consequences. Lipper may also rank funds based on yield. In addition to the mutual fund rankings, a fund's performance may be compared to stock, bond, and money market mutual fund performance indices prepared by Lipper or other organizations. When comparing these indices, it is important to remember the risk and return characteristics of each type of investment. For example, while stock mutual funds may offer higher potential returns, they also carry the highest degree of share price volatility. Likewise, money market funds may offer greater stability of principal, but generally do not offer the higher potential returns available from stock mutual funds.
From time to time, a fund's performance may also be compared to other mutual funds tracked by financial or business publications and periodicals. For example, the fund may quote Morningstar, Inc. in its advertising materials. Morningstar, Inc. is a mutual fund rating service that rates mutual funds on the basis of risk-adjusted performance. Rankings that compare the performance of Fidelity funds to one another in appropriate categories over specific periods of time may also be quoted in advertising. A fund may be compared in advertising to Certificates of Deposit (CDs) or other investments issued by banks or other depository institutions. Mutual funds differ from bank investments in several respects. For example, a fund may offer greater liquidity or higher potential returns than CDs, a fund does not guarantee your principal or your return, and fund shares are not FDIC insured.
Fidelity may provide information designed to help individuals understand their investment goals and explore various financial strategies. Such information may include information about current economic, market, and political conditions; materials that describe general principles of investing, such as asset allocation, diversification, risk tolerance, and goal setting; questionnaires designed to help create a personal financial profile; worksheets used to project savings needs based on assumed rates of inflation and hypothetical rates of return; and action plans offering investment alternatives. Materials may also include discussions of Fidelity's asset allocation funds and other Fidelity funds, products, and services.
Ibbotson Associates of Chicago, Illinois (Ibbotson) provides historical returns of the capital markets in the United States, including common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury bills, the U.S. rate of inflation (based on the CPI), and combinations of various capital markets. The performance of these capital markets is based on the returns of different indices.
Fidelity funds may use the performance of these capital markets in order to demonstrate general risk-versus-reward investment scenarios. Performance comparisons may also include the value of a hypothetical investment in any of these capital markets. The risks associated with the security types in any capital market may or may not correspond directly to those of the funds. Ibbotson calculates total returns in the same method as the funds. The funds may also compare performance to that of other compilations or indices that may be developed and made available in the future.
A fund may compare its performance or the performance of securities in which it may invest to averages published by IBC USA (Publications), Inc. of Ashland, Massachusetts. These averages assume reinvestment of distributions. The IBC/Donoghue's MONEY FUND AVERAGES(trademark)/All Taxable, which is reported in the MONEY FUND REPORT(registered trademark),
covers over    771     taxable money market funds. The Bond Fund Report
AverageS(trademark)/All Taxable, which is reported in the BOND FUND
REPORT(registered trademark), covers over    539     taxable bond funds.
When evaluating comparisons to money market funds, investors should consider the relevant differences in investment objectives and policies. Specifically, money market funds invest in short-term, high-quality instruments and seek to maintain a stable $1.00 share price. Bond funds, however, invests in longer-term instruments and its share price changes daily in response to a variety of factors.
In advertising materials, Fidelity may reference or discuss its products and services, which may include other Fidelity funds; retirement investing; brokerage products and services; model portfolios or allocations; saving for college or other goals; charitable giving; and the Fidelity credit card. In addition, Fidelity may quote or reprint financial or business publications and periodicals as they relate to current economic and political conditions, fund management, portfolio composition, investment philosophy, investment techniques, the desirability of owning a particular mutual fund, and Fidelity services and products. Fidelity may also reprint, and use as advertising and sales literature, articles from Fidelity Focus, a quarterly magazine provided free of charge to Fidelity fund shareholders.
A fund may present its fund number, Quotron(trademark) number, and CUSIP number, and discuss or quote its current portfolio manager.
VOLATILITY. A fund may quote various measures of volatility and benchmark correlation in advertising. In addition, the fund may compare these measures to those of other funds. Measures of volatility seek to compare the fund's historical share price fluctuations or total returns to those of a benchmark. Measures of benchmark correlation indicate how valid a comparative benchmark may be. All measures of volatility and correlation are calculated using averages of historical data. In advertising, a fund may also discuss or illustrate examples of interest rate sensitivity. MOMENTUM INDICATORS indicate a fund's price movements over specific periods of time. Each point on the momentum indicator represents the fund's percentage change in price movements over that period.
A fund may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in a fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares are purchased at the same intervals. In evaluating such a plan, investors should consider their ability to continue purchasing shares during periods of low price levels.
A fund may be available for purchase through retirement plans or other programs offering deferral of, or exemption from, income taxes, which may produce superior after-tax returns over time. For example, a $1,000 investment earning a taxable return of 10% annually would have an after-tax value of $1,949 after ten years, assuming tax was deducted from the return each year at a 31% rate. An equivalent tax-deferred investment would have an after-tax value of $2,100 after ten years, assuming tax was deducted at a 31% rate from the tax-deferred earnings at the end of the ten-year period.
As of December 31, 1995, FMR advised over $   26.5     billion in tax-free
fund assets, $   81     billion in money market fund assets, $   240
billion in equity fund assets, $   49     billion in international fund
assets, and $   23     billion in Spartan fund assets. The funds may
reference the growth and variety of money market mutual funds and the adviser's innovation and participation in the industry. The equity funds under management figure represents the largest amount of equity fund assets under management by a mutual fund investment adviser in the United States, making FMR America's leading equity (stock) fund manager. FMR, its subsidiaries, and affiliates maintain a worldwide information and communications network for the purpose of researching and managing investments abroad.
In addition to performance rankings, each fund may compare its total expense ratio to the average total expense ratio of similar funds tracked by Lipper. A fund's total expense ratio is a significant factor in comparing bond and money market investments because of its effect on yield. ADDITIONAL PURCHASE AND REDEMPTION INFORMATION
Each fund is open for business and its net asset value per share (NAV) is calculated each day the New York Stock Exchange (NYSE) is open for trading. The NYSE has designated the following holiday closings for 1996: New Year's Day, Presidents' Day (observed), Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. Although FMR expects the same holiday schedule to be observed in the future, the NYSE may modify its holiday schedule at any time. In addition, the funds will not process wire purchases and redemptions on days when the Federal Reserve Wire System is closed.
FSC normally determines each fund's NAV as of the close of the NYSE (normally 4:00 p.m. Eastern time). However, NAV may be calculated earlier if trading on the NYSE is restricted or as permitted by the Securities and Exchange Commission (SEC). To the extent that portfolio securities are traded in other markets on days when the NYSE is closed, a fund's NAV may be affected on days when investors do not have access to the fund to purchase or redeem shares. In addition, trading in some of a fund's portfolio securities may not occur on days when the fund is open for business.
If the Trustees determine that existing conditions make cash payments undesirable, redemption payments may be made in whole or in part in securities or other property, valued for this purpose as they are valued in computing a fund's NAV. Shareholders receiving securities or other property on redemption may realize a gain or loss for tax purposes, and will incur any costs of sale, as well as the associated inconveniences.
Pursuant to Rule 11a-3 under the Investment Company Act of 1940 (the 1940
Act), each fund is required to give shareholders at least 60 days' notice prior to terminating or modifying its exchange privilege. Under the Rule, the 60-day notification requirement may be waived if (i) the only effect of a modification would be to reduce or eliminate an administrative fee, redemption fee, or deferred sales charge ordinarily payable at the time of an exchange, or (ii) the fund suspends the redemption of the shares to be exchanged as permitted under the 1940 Act or the rules and regulations thereunder, or the fund to be acquired suspends the sale of its shares because it is unable to invest amounts effectively in accordance with its investment objective and policies.
In the Prospectus, each fund has notified shareholders that it reserves the right at any time, without prior notice, to refuse exchange purchases by any person or group if, in FMR's judgment, the fund would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. DISTRIBUTIONS AND TAXES
DISTRIBUTIONS. If you request to have distributions mailed to you and the U.S. Postal Service cannot deliver your checks, or if your checks remain uncashed for six months, Fidelity may reinvest your distributions at the then-current NAV. All subsequent distributions will then be reinvested until you provide Fidelity with alternate instructions.
DIVIDENDS. Because each fund invests significantly in foreign securities, corporate shareholders should not expect fund dividends to qualify for the dividends-received deduction. Short-term capital gains are distributed as dividend income, but do not qualify for the dividends-received deduction. Each fund will notify corporate shareholders annually of the percentage of fund dividends that qualify for the dividends-received deduction. Gains (losses) attributable to foreign currency fluctuations are generally taxable as ordinary income, and therefore will increase (decrease) dividend distributions. As a consequence, FMR may adjust a fund's income distributions to reflect the effect of currency fluctuations. However, if foreign currency losses exceed a fund's net investment income during a taxable year, all or a portion of the distributions made in the same taxable year would be recharacterized as a return of capital to shareholders, thereby reducing each shareholder's cost basis in his or her fund. Each fund will send each shareholder a notice in January describing the tax status of dividend and capital gain distributions for the prior year.
CAPITAL GAIN DISTRIBUTIONS. Long-term capital gains earned by each fund on the sale of securities and distributed to shareholders are federally taxable as long-term capital gains, regardless of the length of time shareholders have held their shares. If a shareholder receives a long-term capital gain distribution on shares of a fund, and such shares are held six months or less and are sold at a loss, the portion of the loss equal to the amount of the long-term capital gain distribution will be considered a long-term loss for tax purposes. Short-term capital gains distributed by each fund are taxable to shareholders as dividends, not as capital gains. FOREIGN TAXES. Foreign governments may withhold taxes on dividends and interest paid with respect to foreign securities. Foreign governments may also impose taxes on other payments or gains with respect to foreign securities. If, at the close of its fiscal year, more than 50% of a fund's total assets are invested in securities of foreign issuers, the fund may elect to pass through foreign taxes paid and thereby allow shareholders to take a credit or deduction on their individual tax returns.
TAX STATUS OF THE FUNDS. Each fund intends to qualify each year as a "regulated investment company" for tax purposes so that it will not be liable for federal tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company and avoid being subject to federal income or excise taxes at the fund level, each fund intends to distribute substantially all of its net investment income and net realized capital gains within each calendar year as well as on a fiscal year basis. Each fund intends to comply with other tax rules applicable to regulated investment companies, including a requirement that capital gains from the sale of securities held less than three months constitute less than 30% of the fund's gross income for each fiscal year. Gains from some forward currency contracts, futures contracts, and options are included in this 30% calculation, which may limit a fund's investments in such instruments.
Each fund is treated as a separate entity from the other funds of Fidelity Investment Trust for tax purposes.
OTHER TAX INFORMATION. The information above is only a summary of some of the tax consequences generally affecting each fund and its shareholders, and no attempt has been made to discuss individual tax consequences. In addition to federal income taxes, shareholders may be subject to state and local taxes on fund distributions, and shares may be subject to state and local personal property taxes. Investors should consult their tax advisers to determine whether a fund is suitable to their particular tax situation. FMR
   All of the stock of FMR is owned by FMR Corp., its parent organized in 1972. The voting common stock of FMR Corp. is divided into two classes. Class B is held predominantly by members of the Edward C. Johnson 3d family and is entitled to 49% of the vote on any matter acted upon by the voting common stock. Class A is held predominantly by non-Johnson family member employees of FMR Corp. and its affiliates and is entitled to 51% of the vote on any such matter. The Johnson family group and all other Class B shareholders have entered into a shareholders' voting agreement under which all Class B shares will be voted in accordance with the majority vote of Class B shares. Under the Investment Company Act of 1940 (1940 Act), control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company. Therefore, through their ownership of voting common stock and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR Corp.
At present, the principal operating activities of FMR Corp. are those conducted by three of its divisions as follows: FSC, which is the transfer and shareholder servicing agent for certain of the funds advised by FMR; Fidelity Investments Institutional Operations Company, which performs shareholder servicing functions for institutional customers and funds sold through intermediaries; and Fidelity Investments Retail Marketing Company, which provides marketing services to various companies within the Fidelity organization.
Fidelity investment personnel may invest in securities for their own account pursuant to a code of ethics that sets forth all employees' fiduciary responsibilities regarding the funds, establishes procedures for personal investing and restricts certain transactions. For example, all personal trades in most securities require pre-clearance, and participation in initial public offerings is prohibited. In addition, restrictions on the timing of personal investing in relation to trades by Fidelity funds and on short-term trading have been adopted.
TRUSTEES AND OFFICERS
The Trustees and executive officers of the trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. All persons named as Trustees also serve in similar capacities for other funds advised by FMR. The business address of each Trustee and officer who is an "interested person"
(as defined in the Investment Company    Act of 1940) is 82 Devonshire
Street, Boston, Massachusetts 02109, which is also the address of FMR. The business address of all the other Trustees is Fidelity Investments, P.O. Box 9235, Boston, Massachusetts 02205-9235. Those Trustees who are "interested persons" by virtue of their affiliation with either the trust or FMR are indicated by an asterisk (*).
*EDWARD C. JOHNSON 3d (   65    ), Trustee and President, is Chairman,
Chief Executive Officer and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of FMR Texas Inc., Fidelity Management & Research (U.K.) Inc., and Fidelity Management & Research (Far East) Inc.
*J. GARY BURKHEAD (   54    ), Trustee and Senior Vice President, is
President of FMR; and President and a Director of FMR Texas Inc., Fidelity Management & Research (U.K.) Inc., and Fidelity Management & Research (Far
East) Inc.
RALPH F. COX (   63    ), Trustee (1991), is a consultant to Western Mining
Corporation (1994). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production, 1990). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of Sanifill Corporation (non-hazardous waste, 1993) and CH2M Hill Companies (engineering). In addition, he served on the Board of Directors of the Norton Company (manufacturer of industrial devices, 1983-1990) and continues to serve on the Board of Directors of the Texas State Chamber of Commerce, and is a member of advisory boards of Texas A&M University and the University of Texas at Austin.
PHYLLIS BURKE DAVIS (   64    ), Trustee (1992). Prior to her retirement in
September 1991, Mrs. Davis was the Senior Vice President of Corporate Affairs of Avon Products, Inc. She is currently a Director of BellSouth Corporation (telecommunications), Eaton Corporation (manufacturing, 1991), and the TJX Companies, Inc. (retail stores, 1990), and previously served as a Director of Hallmark Cards, Inc. (1985-1991) and Nabisco Brands, Inc. In addition, she is a member of the President's Advisory Council of The University of Vermont School of Business Administration.
RICHARD J. FLYNN (   71    ), Trustee, is a financial consultant. Prior to
September 1986, Mr. Flynn was Vice Chairman and a Director of the Norton Company (manufacturer of industrial devices). He is currently a Trustee of College of the Holy Cross and Old Sturbridge Village, Inc., and he previously served as a Director of Mechanics Bank (1971-1995).
E. BRADLEY JONES (   68    ), Trustee (1990). Prior to his retirement in
1984, Mr. Jones was Chairman and Chief Executive Officer of LTV Steel Company. He is a Director of TRW Inc. (original equipment and replacement products), Cleveland-Cliffs Inc. (mining), Consolidated Rail Corporation, Birmingham Steel Corporation, and RPM, Inc. (manufacturer of chemical products, 1990), and he previously served as a Director of NACCO Industries, Inc. (mining and marketing, 1985-1995) and Hyster-Yale Materials Handling, Inc. (1985-1995). In addition, he serves as a Trustee of First Union Real Estate Investments, a Trustee and member of the Executive Committee of the Cleveland Clinic Foundation, a Trustee and member of the Executive Committee of University School (Cleveland), and a Trustee of Cleveland Clinic Florida.
DONALD J. KIRK (   63    ), Trustee, is Executive-in-Residence (1995) at
Columbia University Graduate School of Business and a financial consultant. From 1987 to January 1995, Mr. Kirk was a Professor at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Mr. Kirk is a Director of General Re Corporation (reinsurance), and he previously served as a Director of Valuation Research Corp. (appraisals and valuations, 1993-1995). In addition, he serves as Chairman of the Board of Directors of the National Arts Stabilization Fund, Vice Chairman of the Board of Trustees of the Greenwich Hospital Association, and as a Member of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995).
*PETER S. LYNCH (   52    ), Trustee (1990) is Vice Chairman and Director
of FMR (1992). Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991); Vice President of Fidelity Magellan Fund and FMR Growth Group Leader; and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services (1991-1992). He is a Director of W.R. Grace & Co. (chemicals) and Morrison Knudsen Corporation (engineering and construction). In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield (1989) and Society for the Preservation of New England Antiquities, and as an Overseer of the Museum of Fine Arts of Boston (1990).
GERALD C. McDONOUGH (   66    ), Trustee, is Chairman of G.M. Management
Group (strategic advisory services). Prior to his retirement in July 1988, he was Chairman and Chief Executive Officer of Leaseway Transportation Corp. (physical distribution services). Mr. McDonough is a Director of ACME-Cleveland Corp. (metal working, telecommunications and electronic products), Brush-Wellman Inc. (metal refining), York International Corp. (air conditioning and refrigeration), Commercial Intertech Corp. (water treatment equipment, 1992), and Associated Estates Realty Corporation (a real estate investment trust, 1993).
   EDWARD H. MALONE (71), Trustee. Prior to his retirement in 1985, Mr. Malone was Chairman, General Electric Investment Corporation and a Vice President of General Electric Company. He is a Director of Allegheny Power Systems, Inc. (electric utility), General Re Corporation (reinsurance) and Mattel Inc. (toy manufacturer). In addition, he serves as a Trustee of the Naples Philharmonic Center for the Arts and Rensselaer Polytechnic Institute, and he is a member of the Advisory Boards of Butler Capital Corporation Funds and Warburg, Pincus Partnership Funds.
MARVIN L. MANN (   62    ), Trustee (1993) is Chairman of the Board,
President, and Chief Executive Officer of Lexmark International, Inc. (office machines, 1991). Prior to 1991, he held the positions of Vice President of International Business Machines Corporation ("IBM") and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Director of M.A. Hanna Company (chemicals, 1993) and Infomart (marketing services, 1991), a Trammell Crow Co. In addition, he serves as the Campaign Vice Chairman of the Tri-State United Way (1993) and is a member of the University of Alabama President's Cabinet (1990).
THOMAS R. WILLIAMS (   67    ), Trustee, is President of The Wales Group,
Inc. (management and financial advisory services). Prior to retiring in 1987, Mr. Williams served as Chairman of the Board of First Wachovia Corporation (bank holding company), and Chairman and Chief Executive Officer of The First National Bank of Atlanta and First Atlanta Corporation (bank holding company). He is currently a Director of BellSouth Corporation (telecommunications), ConAgra, Inc. (agricultural products), Fisher Business Systems, Inc. (computer software), Georgia Power Company (electric utility), Gerber Alley & Associates, Inc. (computer software), National Life Insurance Company of Vermont, American Software, Inc., and AppleSouth, Inc. (restaurants, 1992).
ROBERT A. LAWRENCE (   43    ), Vice President (1994), is Vice President of
Fidelity's high income funds and Senior Vice President of FMR (1993). Prior to joining FMR, Mr. Lawrence was Managing Director of the High Yield Department for Citicorp (1984-1991).
FRED L. HENNING, JR. (   56    ), Vice President, is Vice President of
Fidelity's money market (1994) and fixed-income (1995) funds and Senior Vice President of FMR Texas Inc.
ARTHUR S. LORING (   48    ), Secretary, is Senior Vice President (1993)
and General Counsel of FMR, Vice President-Legal of FMR Corp., and Vice President and Clerk of FDC.
KENNETH A. RATHGEBER (   48    ), Treasurer (1995), is Treasurer of the
Fidelity funds and is an employee of FMR (1995). Before joining FMR, Mr. Rathgeber was a Vice President of Goldman Sachs & Co. (1978-1995), where he served in various positions, including Vice President of Proprietary Accounting (1988-1992), Global Co-Controller (1992-1994), and Chief Operations Officer of Goldman Sachs (Asia) LLC (1994-1995)
JOHN H. COSTELLO (   49    ), Assistant Treasurer, is an employee of FMR.
LEONARD M. RUSH (   49    ), Assistant Treasurer (1994), is an employee of
FMR (1994). Prior to becoming Assistant Treasurer of the Fidelity funds, Mr. Rush was Chief Compliance Officer of FMR Corp. (1993-1994); Chief Financial Officer of Fidelity Brokerage Services, Inc. (1990-1993); and Vice President, Assistant Controller, and Director of the Accounting Department - First Boston Corp. (1986-1990).
The following table sets forth information describing the compensation of each current trustee of each fund for his or her services as trustee for the fiscal year ended December 31, 1995.
COMPENSATION TABLE
      Aggregate Compensation


<ERROR: WIDE TABLE>
ERROR: The Following Table: "Tran_fees" is Too Wide!
Table Width is 153 characters.


             J. Gary    Ralph F. Phyllis Richard  Edward C.    E.      Donald  Peter S. Gerald C. Edward    Marvin L.    Thomas
             Burkhead** Cox      Burke   J. Flynn Johnson 3d** Bradley J. Kirk Lynch**  McDonough H.        Mann         R.
                                 Davis                         Jones                                        Malone       Williams

Short-Term   $ 0        $ 87     $ 85    $ 108    $ 0          $ 87    $ 90    $ 0      $ 88      $ 87      $ 87         $ 85
World Bond

Global Bond  0          129      126     161      0            129     134     0        130       129       129          127

New Markets  0          73       71      91       0            73      75      0        73        73        73           71
Income



Trustees                 Pension or           Estimated Annual    Total
                         Retirement           Benefits Upon       Compensation
                         Benefits Accrued     Retirement from     from the Fund
                         as Part of Fund      the                 Complex*
                         Expenses from the    Fund Complex*
                         Fund Complex*

J. Gary Burkhead**       $ 0                  $ 0                 $ 0

Ralph F. Cox              5,200                52,000                 128,000

Phyllis Burke Davis       5,200                52,000              12   5    ,000

Richard J. Flynn          0                    52,000              1   60    ,500

Edward C. Johnson 3d**    0                    0                   0

E. Bradley Jones          5,200                49,400              12   8,0    00

Donald J. Kirk            5,200                52,000              12   9,5    00

Peter S. Lynch**          0                    0                   0

Gerald C. McDonough       5,200                52,000              12   8    ,000

Edward H. Malone          5,200                44,200              128,000

Marvin L. Mann            5,200                52,000              12   8    ,000

Thomas R. Williams        5,200                52,000              12   5,0    00


* Information is as December 31, 199   5     for    219     funds in the
complex.
** Interested trustees of the fund are compensated by FMR.
The non-interested Trustees may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of a Deferred Compensation Plan (the Plan). Under the Plan, compensation deferred by a Trustee is periodically adjusted as though an equivalent amount had been invested and reinvested in shares of one or more funds in the complex designated by such Trustee (designated securities). The amount paid to the Trustee under the Plan will be determined based upon the performance of such investments. Deferral of Trustees' fees in accordance with the Plan will have a negligible effect on a fund's assets, liabilities, and net income per share, and will not obligate the fund to retain the services of any Trustee or to pay any particular level of compensation to the Trustee. Each fund may invest in such designated securities under the Plan without shareholder approval.
Under a retirement program adopted in July 1988, the non-interested Trustees, upon reaching age 72, become eligible to participate in a retirement program under which they receive payments during their lifetime from a fund based on their basic trustee fees and length of service. The obligation of a fund to make such payments is not secured or funded. Trustees become eligible if, at the time of retirement, they have served on the Board for at least five years. Currently, Messrs. Ralph S. Saul, William R. Spaulding, Bertram H. Witham, and David L. Yunich, all former non-interested Trustees, receive retirement benefits under the program.
On December 31, 1995, the Trustees and officers of each fund owned, in the
aggregate, less than    1    % of each fund's total outstanding shares.
Also, as of that date, Charles Schwab & Co., Inc./Mutual Fund department, San Francisco, CA, was known by New Markets Income and Global Bond to own of record or beneficially approximately 7.26% and 5.61%, respectively, of each fund's total outstanding shares.
MANAGEMENT CONTRACTS
Each fund employs FMR to furnish investment advisory and other services. Under its management contract with each fund, FMR acts as investment adviser and, subject to the supervision of the Board of Trustees, directs the investments of each fund in accordance with its investment objective, policies, and limitations. FMR also provides each fund with all necessary office facilities and personnel for servicing each fund's investments, compensates all officers of each fund and all Trustees who are "interested persons" of the trust or of FMR, and all personnel of each fund or FMR performing services relating to research, statistical, and investment activities.
In addition, FMR or its affiliates, subject to the supervision of the Board of Trustees, provide the management and administrative services necessary for the operation of each fund. These services include providing facilities for maintaining each fund's organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters, and other persons dealing with each fund; preparing all general shareholder communications and conducting shareholder relations; maintaining each fund's records and the registration of each fund's shares under federal and state laws; developing management and shareholder services for each fund; and furnishing reports, evaluations, and analyses on a variety of subjects to the Trustees.
In addition to the management fee payable to FMR and the fees payable to FSC, each fund pays all of its expenses, without limitation, that are not assumed by those parties. Each fund pays for the typesetting, printing, and mailing of its proxy materials to shareholders, legal expenses, and the fees of the custodian, auditor and non-interested Trustees. Although each fund's current management contract provides that each fund will pay for typesetting, printing, and mailing prospectuses, statements of additional information, notices, and reports to shareholders, the trust, on behalf of each fund has entered into a revised transfer agent agreement with FSC, pursuant to which FSC bears the costs of providing these services to existing shareholders. Other expenses paid by each fund include interest, taxes, brokerage commissions, and each fund's proportionate share of insurance premiums and Investment Company Institute dues. Each fund is also liable for such non-recurring expenses as may arise, including costs of any litigation to which each fund may be a party, and any obligation it may have to indemnify its officers and Trustees with respect to litigation.
FMR is Short-Term World    Bond's     and Global Bond's manager pursuant to
management contracts dated March 1, 1992, which were approved by shareholders on February 19, 1992. FMR is also New Markets Income's manager pursuant to a management contract dated April 15, 1993, which was approved by FMR, then the sole shareholder, on April 29, 1993.
For the services of FMR under the contract, each fund pays FMR a monthly management fee composed of the sum of two elements: a group fee rate and an individual fund fee rate.
The group fee rate is based on the monthly average net assets of all of the registered investment companies with which FMR has management contracts and is calculated on a cumulative basis pursuant to the graduated fee rate
schedule shown on the left    on the following page    . The schedule on
the right    on the following page     shows the effective annual group fee
rate at various asset levels, which is the result of cumulatively applying the annualized rates on the left. For example, the effective annual fee
rate at $   367     billion of group net assets - the approximate level for
December 1995 - was    .1482    %, which is the weighted average of the
respective fee rates for each level of group net assets up to $   367
billion.
   GROUP FEE RATE SCHEDULE          EFFECTIVE ANNUAL FEE RATES


   Average Group           Annualized          Group Net              Effective Annual
   Assets                   Rate                 Assets                  Fee Rate

    0 - $3 billion          .3700%                $ 0.5 billion          .3700%

    3 - 6                   .3400                  25                    .2664

    6 - 9                   .3100                  50                    .2188

    9 - 12                  .2800                  75                    .1986

    12 - 15                 .2500                  100                   .1869

    15 - 18                 .2200                  125                   .1793

    18 - 21                 .2000                  150                   .1736

    21 - 24                 .1900                  175                   .1695

    24 - 30                 .1800                  200                   .1658

    30 - 36                 .1750                  225                   .1629

    36 - 42                 .1700                  250                   .1604

    42 - 48                 .1650                  275                   .1583

    48 - 66                 .1600                  300                   .1565

    66 - 84                 .1550                  325                   .1548

    84 - 120                .1500                  350                   .1533

    120 - 174               .1450                  400                   .1507

    174 - 228               .1400

    228 - 282               .1375

    282 - 336               .1350

    Over 336                .1325


   Under each fund's current management contract with FMR, the group fee rate is based on a schedule with breakpoints ending at .1400% for average group assets in excess of $174 billion. For Short-Term World Bond and Global Bond, prior to March 1, 1992, the group fee rate breakpoints shown above for average group assets in excess of $120 billion and under $228 billion were voluntarily adopted by FMR, and went into effect on January 1, 1992. The additional breakpoints shown above for average group assets in excess of $228 billion were voluntarily adopted by FMR on November 1, 1993. On August 1, 1994, FMR voluntarily revised the prior extensions to the group fee rate schedule, and added new breakpoints for average group assets in excess of $156 billion and under $372 billion as shown in the schedule on the following page. The revised group fee rate schedule was identical to the above schedule for average group assets under $156 billion.
On January 1, 1996, FMR voluntarily added new breakpoints to the revised schedule for average group assets in excess of $372 billion, pending shareholder approval of a new management contract reflecting the revised schedule and additional breakpoints. The revised group fee rate schedule and its extensions provide for lower management fee rates as FMR's assets under management increase. For average group assets in excess of $156 billion, the revised group fee rate schedule with additional breakpoints voluntarily adopted by FMR is as follows:
GROUP FEE RATE SCHEDULE          EFFECTIVE ANNUAL FEE RATES


   Average Group              Annualized          Group Net              Effective Annual
   Assets                      Rate                 Assets                  Fee Rate

    120 -$156 billion          .1450%                $ 150 billion          .1736%

    156 - 192                  .1400                  175                   .1690

    192 - 228                  .1350                  200                   .1652

    228 - 264                  .1300                  225                   .1618

    264 - 300                  .1275                  250                   .1587

    300 - 336                  .1250                  275                   .1560

    336 - 372                  .1225                  300                   .1536

    372 - 408                  .1200                  325                   .1514

    408 - 444                  .1175                  350                   .1494

    444 - 480                  .1150                  375                   .1476

    480 - 516                  .1125                  400                   .1459

    Over 516                   .1100                  425                   .1443

                                                      450                   .1427

                                                      475                   .1413

                                                      500                   .1399

                                                      525                   .1385

                                                      550                   .1372


The individual fund fee rate is .45% for Short-Term World    Bond    , and
 .55% for Global Bond and New Markets Income. Based on the average group net assets of the funds advised by FMR for December 1995, the annual management fee rates would be calculated as follows:

                        Group Fee Rate         Individual Fund Fee Rate         Management Fee Rate

Short-Term World Bond   .1482%           +     .45%                       =     .5982%

Global Bond             .1482%           +     .55%                       =     .6982%

New Markets Income      .1482%           +     .55%                       =     .6982%


One-twelfth of this annual management fee rate is applied to each fund's net assets averaged for the most recent month, giving a dollar amount, which is the fee for that month.
The table below shows the management fees paid to FMR by each fund for the last three fiscal years:
SHORT-TERM WORLD    BOND

Years Ended 12/31                                    Management Fees as a
                               Management Fees       % of Average Net Assets

1995                            $    1,001,348          .60    %

1994                            $ 2,008,467          .61%

1993                            $ 2,464,314          .62%

GLOBAL BOND

Years Ended 12/31                         Management Fees as a
                    Management Fees       % of Average Net Assets

1995                 $    1,785,715          .70    %

1994                 $ 3,938,370          .71%

1993                 $ 3,097,304          .71%

NEW MARKETS INCOME

Years Ended 12/31                          Management Fees as a
                     Management Fees       % of Average Net Assets

1995                     $ 1,149,541          .70    %

1994                  $ 1,686,850          .71%

1993*                 $ 538,269            .71%+

* From commencement of operations, May 4, 1993.
+ Annualized
FMR may, from time to time, voluntarily reimburse all or a portion of each fund's operating expenses (exclusive of interest, taxes, brokerage commissions, and extraordinary expenses). FMR retains the ability to be repaid for these expense reimbursements in the amount that expenses fall below the limit prior to the end of the fiscal year. Expense reimbursements by FMR will increase each fund's total returns and yield and repayment of the reimbursement by each fund will lower its total returns and yield. During the fiscal periods reported, FMR voluntarily agreed to reimburse certain funds to the extent that the fund's aggregate operating expenses were in excess of an annual rate of its average net assets. The table below identifies the funds in reimbursement; the levels of and periods for such reimbursement; the amount of management fees incurred under each contract before reimbursement; and the dollar amount reimbursed by FMR, if any, for each period.
NEW MARKETS INCOME

From                        To                        Expense Limitations

May    4,     1993             --                       1.20%



Fiscal Period Ended         Management Fees Before    Amount of Expense Limitations
                            Reimbursement             Reimbursement

   December 31, 1995            $ 1,149,541               $ 0

Decem   b    er 31, 1994      1,686,850                 529,663

Decem   b    er 31, 1993*     538,269                   327,595


* From commencement of operations May 4, 1993.
To comply with the California Code of Regulations, FMR will reimburse each fund if and to the extent that each fund's aggregate annual operating expenses exceed specified percentages of its average net assets. The applicable percentages are 2 1/2% of the first $30 million, 2% of the next $70 million, and 1 1/2% of average net assets in excess of $100 million. When calculating each fund's expenses for purposes of this regulation, each fund may exclude interest, taxes, brokerage commissions, and extraordinary expenses, as well as a portion of its distribution plan expenses and custodian fees attributable to investments in foreign securities.
SUB-ADVISERS. On behalf of Short-Term World    Bond    , Global Bond, and
New Markets Income, FMR has entered into sub-advisory agreements with FMR U.K., FMR Far East, FIJ, and FIIA. FIIA, in turn, has entered into a sub-advisory agreement with FIIAL U.K. Pursuant to the sub-advisory agreements, FMR may receive investment advice and research services outside the United States from the sub-advisers. FMR may also grant the sub-advisers investment management authority as well as the authority to buy and sell securities if FMR believes it would be beneficial to the funds.
Currently, FMR U.K., FMR Far East, FIJ, FIIA, and FIIAL U.K. each focus on issuers in countries other than the United States such as those in Europe, Asia, and the Pacific Basin.
FMR U.K. and FMR Far East, which were organized in 1986, are wholly owned subsidiaries of FMR. FIJ and FIIA are wholly owned subsidiaries of Fidelity International Limited (FIL), a Bermuda company formed in 1968 which primarily provides investment advisory services to non-U.S. investment companies and institutional investors investing in securities throughout the world. Edward C. Johnson 3d, Johnson family members, and various trusts for the benefit of the Johnson family owns, directly or indirectly, more than 25% of the voting common stock of FIL. FIJ was organized in Japan in 1986. FIIA was organized in Bermuda in 1983. FIIAL U.K. was organized in the United Kingdom in 1984, and is a wholly owned subsidiary of Fidelity International Management Holdings Limited, an indirect wholly owned subsidiary of FIL.
Under the sub-advisory agreements FMR pays the fees of FMR U.K., FMR Far East, FIJ, and FIIA. FIIA, in turn, pays the fees of FIIAL U.K. For providing non-discretionary investment advice and research services the sub-advisers are compensated as follows:
(small solid bullet) FMR pays FMR U.K. and FMR Far East fees equal to 110% and 105%, respectively, of FMR U.K.'s and FMR Far East's costs incurred in connection with providing investment advice and research services.
(small solid bullet) FMR pays FIIA and FIJ fees equal to 30% of FMR's monthly management fee with respect to the average net assets held by the fund for which the sub-adviser has provided FMR with investment advice and research services.
(small solid bullet) FIIA pays FIIAL U.K. a fee equal to 110% of FIIAL U.K.'s costs incurred in connection with providing investment advice and research services.
For providing discretionary investment management and executing portfolio transactions, the sub-advisers are compensated as follows:
(small solid bullet) FMR pays FMR U.K., FMR Far East, FIJ, and FIIA a fee equal to 50% of its monthly management fee with respect to the fund's average net assets managed by the sub-adviser on a discretionary basis. (small solid bullet) FIIA pays FIIAL U.K. a fee equal to 110% of FIIAL U.K.'s costs incurred in connection with providing discretionary investment management services.
   Currently, FIIAL U.K. exercises discretionary management authority over Short-Term World Bond and Global Bond in its capacity as sub-adviser.
For the fiscal years ended 1995, 1994, and 1993, no fees were paid by FMR to any of the sub-advisers on behalf of the funds.
DISTRIBUTION AND SERVICE PLANS
   The Trustees have approved Distribution and Service Plans on behalf of the funds (the Plans) pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the Rule). The Rule provides in substance that a mutual fund may not engage directly or indirectly in financing any activity that is primarily intended to result in the sale of shares of a fund except pursuant to a plan approved on behalf of the fund under the Rule. The Plans, as approved by the Trustees, allow the funds and FMR to incur certain expenses that might be considered to constitute indirect payment by the funds of distribution expenses.
Under each Plan, if the payment of management fees by the funds to FMR is deemed to be indirect financing by the funds of the distribution of their shares, such payment is authorized by the Plans. Each Plan also specifically recognizes that FMR, either directly or through FDC, may use its management fee revenue, past profits, or other resources, without limitation, to pay promotional and administrative expenses in connection with the offer and sale of shares of each fund. In addition, each Plan provides that FMR may use its resources, including its management fee revenues, to make payments to third parties that assist in selling shares of each fund, or to third parties, including banks, that render shareholder support services.
Payments made by FMR to third parties during the fiscal year ended December 31, 1995 amounted to $19,211 for Global Bond. No third party payments were made in fiscal 1995 for Short-Term World Bond or New Markets Income or in fiscal 1994 and 1993 for any of the funds.
Prior to approving each Plan, the Trustees carefully considered all pertinent factors relating to the implementation of the Plan, and have determined that there is a reasonable likelihood that the Plan will benefit the fund and its shareholders. In particular, the Trustees noted that the Plans do not authorize payments by a fund other than those made to FMR under its management contract with the fund. To the extent that each Plan gives FMR and FDC greater flexibility in connection with the distribution of shares of each fund, additional sales of fund shares may result. Furthermore, certain shareholder support services may be provided more effectively under the Plans by local entities with whom shareholders have other relationships.
The Plans for Short-Term World    Bond     and Global Bond were approved by
each fund's shareholders on February 19, 1992 and November 12, 1987, respectively. The Plan for New Markets Income was approved by FMR as the initial shareholder on April 29, 1993.
The Glass-Steagall Act generally prohibits federally and state chartered or supervised banks from engaging in the business of underwriting, selling, or distributing securities. Although the scope of this prohibition under the Glass-Steagall Act has not been clearly defined by the courts or appropriate regulatory agencies, FDC believes that the Glass-Steagall Act should not preclude a bank from performing shareholder support services, or servicing and recordkeeping functions. FDC intends to engage banks only to perform such functions. However, changes in federal or state statutes and regulations pertaining to the permissible activities of banks and their affiliates or subsidiaries, as well as further judicial or administrative decisions or interpretations, could prevent a bank from continuing to perform all or a part of the contemplated services. If a bank were prohibited from so acting, the Trustees would consider what actions, if any, would be necessary to continue to provide efficient and effective shareholder services. In such event, changes in the operation of the funds might occur, including possible termination of any automatic investment or redemption or other services then provided by the bank. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences. In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein, and banks and financial institutions may be required to register as dealers pursuant to state law.
Each fund may execute portfolio transactions with, and purchase securities issued by, depository institutions that receive payments under the Plans. No preference for the instruments of such depository institutions will be shown in the selection of investments.
CONTRACTS WITH FMR AFFILIATES
FSC is transfer, dividend disbursing, and shareholder servicing agent for each fund. FSC receives annual account fees and asset-based fees for each retail account and certain institutional accounts based on account size. In addition, the fees for retail accounts are subject to increase based on postal rate changes. With respect to certain institutional retirement accounts, FSC receives asset-based fees only. With respect to certain other institutional retirement accounts, FSC receives annual account fees and
asset-based fees based on fund type.    In addition, these fees are subject
to increase based on postal rate changes.     FSC also collects small
account fees from certain accounts with balances of less than $2,500.
FSC pays out-of-pocket expenses associated with providing transfer agent services. In addition, FSC bears the expense of typesetting, printing, and mailing prospectuses, statements of additional information, and all other reports, notices, and statements to shareholders, with the exception of proxy statements.
FSC also performs the calculations necessary to determine each fund's
   net asset value per share     and dividends, and maintains each fund's
accounting records. The annual fee rates for these pricing and bookkeeping services are based on each fund's average net assets, specifically,
 .0   75    % for the first $500 million of average net assets and
 .03   75    % for average net assets in excess of $500 million. The fee is
limited to a minimum of $   60    ,000 and a maximum of $   80    0,000 per
year.
The table below shows the fees paid to FSC for pricing and bookkeeping services, including related out-of-pocket expenses during each fund's last three fiscal years:
Pricing and Bookkeeping Fees
                               1995                1994          1993

Short-Term World    Bond        $    101,506        $ 198,213     $ 245,437

Global Bond                     $    155,301        $ 312,138     $ 255,949

New Markets Income              $    98,972          $ 143,864    $ 52,922*

* From May 4, 1993 (commencement of operations).
For fiscal 1995, 1994, and 1993, there were no securities lending fees incurred by the funds.
Each fund has a distribution agreement with FDC, a Massachusetts corporation organized on July 18, 1960. FDC is a broker-dealer registered under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. The distribution agreements call for FDC to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of each fund, which are continuously offered at net asset value. Promotional and administrative expenses in connection with the offer and sale of shares are paid by FMR.
DESCRIPTION OF THE TRUST
TRUST ORGANIZATION. Short-Term World    Bond    , Global Bond, and New
Markets Income are funds of Fidelity Investment Trust, an open-end management investment company organized as a Massachusetts business trust on April 20, 1984. On October 18, 1984 the trust's name was changed from Fidelity International Trust to Fidelity Overseas Fund. On November 1, 1986, the trust's name was changed from Fidelity Overseas Fund to Fidelity Investment Trust to reflect the multiple funds within the trust. Currently,
there are    twenty-two funds of the trust: Fidelity Overseas Fund,
Fidelity Europe Fund, Fidelity Europe Capital Appreciation Fund,
Fid    elity Pacific Basin Fund, Fidelity International Growth & Income
Fund, Fidelity Global Bond Fund, Fidelity Canada Fund, Fidelity Worldwide Fund, Fidelity Emerging Markets Fund, Fidelity Latin America Fund, Fidelity
Southeast Asia Fund, Fidelity Short-Term World    Bond     Fund, Fidelity
Diversified International Fund, Fidelity New Markets Income Fund, Fidelity Japan Fund, Fidelity International Value Fund, Fidelity France Fund, Fidelity Germany Fund, Fidelity Hong Kong and China Fund, Fidelity Japan Small Companies Fund, Fidelity Nordic Fund, and Fidelity United Kingdom Fund. The Declaration of Trust permits the Trustees to create additional funds.
In the event that FMR ceases to be the investment adviser to a trust or a fund, the right of the trust or fund to use the identifying name "Fidelity" may be withdrawn. There is a remote possibility that one fund might become liable for any misstatement in its prospectus or statement of additional information about another fund.
The assets of the trust received for the issue or sale of shares of each of its funds and all income, earnings, profits, and proceeds thereof, subject only to the rights of creditors, are especially allocated to such fund, and constitute the underlying assets of such fund. The underlying assets of each fund are segregated on the books of account, and are to be charged with the liabilities with respect to such fund and with a share of the general liabilities of their respective trusts. Expenses with respect to each trust are to be allocated in proportion to the asset value of their respective funds, except where allocations of direct expense can otherwise be fairly made. The officers of the trust, subject to the general supervision of the Boards of Trustees, have the power to determine which expenses are allocable to a given fund, or which are general or allocable to all of the funds of a certain trust. In the event of the dissolution or liquidation of the trust, shareholders of each fund of the trust are entitled to receive as a class the underlying assets of such fund available for distribution.
SHAREHOLDER AND TRUSTEE LIABILITY. The trust is an entity of the type commonly known as "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable for the obligations of the trust. The Declaration of Trust provides that the trust shall not have any claim against shareholders except for the payment of the purchase price of shares and requires that each agreement, obligation, or instrument entered into or executed by the trust or its Trustees shall include a provision limiting the obligations created thereby to the trust and its assets. The Declaration of Trust provides for indemnification out of each fund's property of any shareholder held personally liable for the obligations of the fund. The Declaration of Trust also provides that its funds shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the fund itself would be unable to meet its obligations. FMR believes that, in view of the above, the risk of personal liability to shareholders is remote.
The Declaration of Trust further provides that the Trustees, if they have exercised reasonable care, will not be liable for any neglect or wrongdoing, but nothing in the Declaration of Trust protect Trustees against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.
VOTING RIGHTS. Each fund's capital consists of shares of beneficial interest. The shares have no preemptive or conversion rights; the voting and dividend rights, the right of redemption, and the privilege of exchange are described in the Prospectus. Shares are fully paid and nonassessable, except as set forth under the heading "Shareholder and Trustee Liability" above. Shareholders representing 10% or more of the trust or a fund may, as set forth in the Declaration of Trust, call meetings of a trust or fund for any purpose related to the trust or fund, as the case may be, including, in the case of a meeting of an entire trust, the purpose of voting on removal of one or more Trustees. The trust or fund may be terminated upon the sale of its assets to another open-end management investment company, or upon liquidation and distribution of its assets, if approved by vote of the holders of a majority of the outstanding shares of the trust or the fund. If not so terminated, each trust or fund will continue indefinitely. CUSTODIAN. Brown Brothers Harriman & Co., 40 Water Street, Boston,
Massachusetts, is custodian of the assets of Short-Term World    Bond    .
The Chase Manhattan Bank, N.A., 1211 Avenue of the Americas, New York, New York, is custodian of the assets of Global Bond and New Markets Income. The custodian is responsible for the safekeeping of a fund's assets and the appointment of the subcustodian banks and clearing agencies. The custodian takes no part in determining the investment policies of a fund or in deciding which securities are purchased or sold by a fund. However, a fund may invest in obligations of the custodian and may purchase securities from or sell securities to the custodian. The Bank of New York and Chemical Bank, each headquartered in New York, also may serve as a special purpose custodian of certain assets in connection with pooled repurchase agreement transactions.
FMR, its officers and directors, its affiliated companies, and the Board of Trustees may, from time to time, conduct transactions with various banks, including banks serving as custodians for certain funds advised by FMR. The Boston branch of Short-Term World Bond's custodian leases its office space from an affiliate of FMR at a lease payment which, when entered into, was consistent with prevailing market rates. Transactions that have occurred to date include mortgages and personal and general business loans. In the judgment of FMR, the terms and conditions of those transactions were not influenced by existing or potential custodial or other fund relationships. AUDITOR. Coopers & Lybrand L.L.P., One Post Office Square, Boston,
Massachusetts, serves as Short-Term World    Bond'    s and Global Bond's
independent accountant. Price Waterhouse LLP, 160 Federal Street, Boston, Massachusetts serves as New Markets Income's independent accountant. The auditors examine financial statements for the funds and provide other audit, tax, and related services.
FINANCIAL STATEMENTS
Each fund's financial statements and financial highlights for the fiscal year ended December 31, 1995 are included in the fund's Annual Report, which is a separate report supplied with this Statement of Additional Information. Each fund's financial statements and financial highlights are incorporated herein by reference.
APPENDIX
DOLLAR-WEIGHTED AVERAGE MATURITY is derived by multiplying the value of each investment by the number of days remaining to its maturity, adding these calculations, and then dividing the total by the value of the fund's portfolio. An obligation's maturity is typically determined on a stated final maturity basis, although there are some exceptions to this rule.
For example, if it is probable that the issuer of an instrument will take advantage of a maturity-shortening device, such as a call, refunding, or redemption provision, the date on which the instrument will probably be called, refunded, or redeemed may be considered to be its maturity date. Also, the maturities of mortgage-backed securities and some asset-backed securities, such as collateralized mortgage obligations, are determined on a weighted average life basis, which is the average time for principal to be repaid. For a mortgage security, this average time is calculated by estimating the timing of principal payments, including unscheduled prepayments, during the life of the mortgage. The weighted average life of these securities is likely to be substantially shorter than their stated final maturity.
The descriptions that follow are examples of eligible ratings for the funds. A fund may, however, consider the ratings for other types of investments and the ratings assigned by other rating organizations when determining the eligibility of a particular investment.
DESCRIPTION OF MOODY'S CORPORATE BOND RATINGS:
AAA - Bonds    which are     rated Aaa are judged to be of the best
quality. They carry the smallest degree of investment risk and are
generally referred to as "gilt edge   d    ." Interest payments are
protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
AA - Bonds    which are     rated Aa are judged to be of high quality by
all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat
larger than    the     Aaa securities.
A - Bonds    which are     rated A possess many favorable investment
attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.
BAA - Bonds    which are     rated Baa are considered as medium-grade
obligations,    (    i.e., they are neither highly protected nor poorly
secured   )    . Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
BA - Bonds    which are     rated Ba are judged to have speculative
elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
B - Bonds    which are     rated B generally lack characteristics of the
desirable investment. Assurance of interest and principal payments or    of
    maintenance of other terms of the contract over any long period of time may be small.
CAA - Bonds    which are     rated Caa are of poor standing. Such issues
may be in default or there may be present elements of danger with respect to principal or interest.
CA - Bonds    which are     rated Ca represent obligations which are
speculative in a high degree. Such issues are often in default or have other marked short-comings.
C - Bonds    which are     rated C are the lowest-rated class of bonds and
issue   s     so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.
Moody's applies numerical modifiers, 1, 2, and 3, in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.
DESCRIPTION OF S&P'S CORPORATE BOND RATINGS:
AAA - Debt rated AAA has the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.
AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher-rated issues only in small degree.
A - Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes
in circumstances and economic conditions    than debt in higher rated
categories.
BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.
BB - Debt rate BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal
payments.    The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.
B - Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual
or implied    BB or     BB- rating.
CCC - Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is
not likely to have the capacity to pay interest and repay principal.    The
CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.
CC - Debt rated CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating.
C - The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed but debt service payments are continued.
CI - The rating CI is reserved for income bonds on which no interest is being paid.
D - Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating will also be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.
The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories. PART C. OTHER INFORMATION
Item 24. Financial Statements and Exhibits
(a)(1) Financial Statements for Fidelity Short-Term World Bond Fund (formerly Fidelity Short-Term World Income Fund) for the fiscal year ended December 31, 1995 are incorporated herein by reference to the fund's Statement of Additional Information and were filed on February 20, 1996 for Fidelity Investment Trust (File No. 2-90649) pursuant to Rule 30d-1 under the Investment Company Act of 1940 and are incorporated herein by reference.
(a)(2) Financial Statements for Fidelity Global Bond Fund for the fiscal year ended December 31, 1995 are incorporated herein by reference to the fund's Statement of Additional Information and were filed on February 20, 1996 for Fidelity Investment Trust (File No. 2-90649) pursuant to Rule 30d-1 under the Investment Company Act of 1940 and are incorporated herein by reference.
(a)(3) Financial Statements for Fidelity New Markets Income Fund for the fiscal year ended December 31, 1995 are incorporated herein by reference to the fund's Statement of Additional Information and were filed on February 20, 1996 for Fidelity Investment Trust (File No. 2-90649) pursuant to Rule 30d-1 under the Investment Company Act of 1940 and are incorporated herein by reference.
 (b) Exhibits:
(1) Restated Declaration of Trust, dated February 16, 1995, is incorporated herein by reference to Exhibit 1 to Post-Effective Amendment No. 58.
(2) By-Laws of the Trust are incorporated herein by reference to Exhibit 2 to Fidelity Union Street Trust Post-Effective Amendment No. 87 (File No. 2-50318).
(3) Not applicable.
(4) Not applicable.
(5)(a) Management Contract dated October 1, 1992 between Fidelity Diversified International Fund and Fidelity Management & Research Company is incorporated herein by reference to Exhibit 5(a) of Post-Effective Amendment No. 58.
(b) Sub-Advisory Agreement dated October 1, 1992 between Fidelity Management & Research Company and Fidelity Management & Research (Far East) Inc. on behalf of Fidelity Diversified International Fund is incorporated herein by reference to Exhibit 5(p) of Post-Effective Amendment No. 51.
(c) Sub-Advisory Agreement dated October 1, 1992 between Fidelity Management & Research Company and Fidelity Management & Research (U.K.) Inc. on behalf of Fidelity Diversified International Fund is incorporated herein by reference to Exhibit 5(nn) of Post-Effective Amendment No. 51.
(d) Sub-Advisory Agreement dated October 1, 1992 between Fidelity International Investment Advisors and Fidelity International Investment Advisors (U.K.) Limited on behalf of Fidelity Diversified International Fund is incorporated herein by reference to Exhibit 5(yyy) of Post-Effective Amendment No. 51.
 (e) Management Contract dated March 1, 1992 between Fidelity International Growth & Income Fund and Fidelity Management & Research Company is incorporated herein by reference to Exhibit 5(e) of Post-Effective Amendment No. 57.
(f) Sub-Advisory Agreement dated April 1, 1992 between Fidelity Management & Research Company and Fidelity Management & Research (Far East) Inc. on behalf of Fidelity International Growth & Income Fund is incorporated herein by reference to Exhibit 5(f) of Post-Effective Amendment No. 57.
(g) Sub-Advisory Agreement dated April 1, 1992 between Fidelity Management & Research Company and Fidelity Management & Research (U.K.) Inc. on behalf of Fidelity International Growth & Income Fund is incorporated herein by reference to Exhibit 5(g) of Post-Effective Amendment No. 57.
(h) Sub-Advisory Agreement dated April 1, 1992 between Fidelity International Investment Advisors and Fidelity International Investment Advisors (U.K.) Limited on behalf of Fidelity International Growth & Income Fund is incorporated herein by reference to Exhibit 5(h) of Post-Effective Amendment No. 57.
(i) Sub-Advisory Agreement dated April 1, 1992 between Fidelity Management & Research Company and Fidelity International Investment Advisors on behalf of Fidelity International Growth & Income Fund is incorporated herein by reference to Exhibit 5(i) of Post-Effective Amendment No. 57.
(j) Management Contract dated September 16, 1994 between Fidelity International Value Fund and Fidelity Management & Research Company is incorporated herein by reference to Exhibit 5(j) of Post-Effective Amendment No. 57.
(k) Sub-Advisory Agreement dated September 16, 1994 between Fidelity Management & Research Company and Fidelity Management & Research (Far East) Inc. on behalf of Fidelity International Value Fund is incorporated herein by reference to Exhibit 5(k) of Post-Effective Amendment No. 57.
(l) Sub-Advisory Agreement dated September 16, 1994 between Fidelity Management & Research Company and Fidelity Management & Research (U.K.) Inc. on behalf of Fidelity International Value Fund is incorporated herein by reference to Exhibit 5(l) of Post-Effective Amendment No. 57.
(m) Sub-Advisory Agreement dated November 18, 1993 between Fidelity International Investment Advisors and Fidelity International Investment Advisors (U.K.) Limited on behalf of Fidelity International Value Fund is incorporated herein by reference to Exhibit 5(m) to Post-Effective Amendment No. 64.
(n) Sub-Advisory Agreement dated September 16, 1994 between Fidelity Management & Research Company and Fidelity International Investment Advisors on behalf of Fidelity International Value Fund is incorporated herein by reference to Exhibit 5(n) of Post-Effective Amendment No. 57.
(o) Sub-Advisory Agreement dated September 16, 1994 between Fidelity Management & Research Company and Fidelity Investments Japan Limited on behalf of Fidelity International Value Fund is incorporated herein by reference to Exhibit 5(o) of Post-Effective Amendment No. 57.
 (p) Management Contract dated March 1, 1992 between Fidelity Overseas Fund and Fidelity Management & Research Company is incorporated herein by reference to Exhibit 5(p) of Post-Effective Amendment No. 57.
(q) Sub-Advisory Agreement dated April 1, 1992 between Fidelity Management & Research Company and Fidelity Management & Research (Far East) Inc. on behalf of Fidelity Overseas Fund is incorporated herein by reference to
Exhibit 5(q) to Post-Effective Amendment No. 57.
(r) Sub-Advisory Agreement dated April 1, 1992 between Fidelity Management & Research Company and Fidelity Management & Research (U.K.) on behalf of Fidelity Overseas Fund is incorporated herein by reference to Exhibit 5(r) of Post-Effective Amendment No. 57.
(s) Sub-Advisory Agreement dated April 1, 1992 between Fidelity International Investment Advisors and Fidelity International Investment Advisors (U.K.) Limited on behalf of Fidelity Overseas Fund is incorporated herein by reference to Exhibit 5(s) of Post-Effective Amendment No. 57.
(t) Sub-Advisory Agreement dated April 1, 1992 between Fidelity Management & Research Company and Fidelity International Investment Advisors on behalf of Fidelity Overseas Fund is incorporated herein by reference to Exhibit 5(t) of Post-Effective Amendment No. 57.
 (u) Management Contract dated March 1, 1992 between Fidelity Worldwide Fund and Fidelity Management & Research Company is incorporated herein by reference to Exhibit 5(u) of Post-Effective Amendment No. 57.
(v) Sub-Advisory Agreement dated April 1, 1992 between Fidelity Management & Research Company and Fidelity Management & Research (Far East) Inc. on behalf of Fidelity Worldwide Fund is incorporated herein by reference to
Exhibit 5(v) of Post-Effective Amendment No. 57.
(w) Sub-Advisory Agreement dated April 1, 1992 between Fidelity Management & Research Company and Fidelity Management & Research (U.K.) Inc. on behalf of Fidelity Worldwide Fund is incorporated herein by reference to Exhibit 5(w) of Post-Effective Amendment No. 57.
(x) Sub-Advisory Agreement dated April 1, 1992 between Fidelity International Investment Advisors and Fidelity International Investment Advisors (U.K.) Limited on behalf of Fidelity Worldwide Fund is incorporated herein by reference to Exhibit 5(x) of Post-Effective Amendment No. 57.
(y) Sub-Advisory Agreement dated April 1, 1992 between Fidelity Management & Research Company and Fidelity International Investment Advisors on behalf of Fidelity Worldwide Fund is incorporated herein by reference to Exhibit 5(y) of Post-Effective Amendment No. 57.
 (z) Management Contract dated March 1, 1992 between Fidelity Canada Fund and Fidelity Management & Research Company is incorporated herein by reference to Exhibit 5(z) of Post-Effective Amendment No. 57.
(aa) Sub-Advisory Agreement dated April 1, 1992 between Fidelity Management & Research Company and Fidelity Management & Research (Far East) Inc. on behalf of Fidelity Canada Fund is incorporated herein by reference to
Exhibit 5(aa) of Post-Effective Amendment No. 57.
(bb) Sub-Advisory Agreement dated April 1, 1992 between Fidelity Management & Research Company and Fidelity Management & Research (U.K.) Inc. on behalf of Fidelity Canada Fund is incorporated herein by reference to Exhibit 5(bb) of Post-Effective Amendment No. 57.
(cc) Sub-Advisory Agreement dated April 1, 1992 between Fidelity International Investment Advisors and Fidelity International Investment Advisors (U.K.) Limited on behalf of Fidelity Canada Fund is incorporated herein by reference to Exhibit 5(cc) of Post-Effective Amendment No. 57.
(dd) Sub-Advisory Agreement dated April 1, 1992 between Fidelity Management & Research Company and Fidelity International Investment Advisors on behalf of Fidelity Canada Fund is incorporated herein by reference to Exhibit 5(dd) of Post-Effective Amendment No. 57.
 (ee) Management Contract dated March 1, 1992 between Fidelity Europe Fund and Fidelity Management & Research Company is incorporated herein by reference to Exhibit 5(ee) of Post-Effective Amendment No. 57.
(ff) Sub-Advisory Agreement dated April 1, 1992 between Fidelity Management & Research Company and Fidelity Management & Research (Far East) Inc. on behalf of Fidelity Europe Fund is incorporated herein by reference to
Exhibit 5(ff) of Post-Effective Amendment No. 57.
(gg) Sub-Advisory Agreement dated April 1, 1992 between Fidelity Management & Research Company and Fidelity Management & Research (U.K.) Inc. on behalf of Fidelity Europe Fund is incorporated herein by reference to Exhibit 5(gg) of Post-Effective Amendment No. 57.
(hh) Sub-Advisory Agreement dated April 1, 1992 between Fidelity International Investment Advisors and Fidelity International Investment Advisors (U.K.) Limited on behalf of Fidelity Europe Fund is incorporated herein by reference to Exhibit 5(hh) of Post-Effective Amendment No. 57.
(ii) Sub-Advisory Agreement dated April 1, 1992 between Fidelity Management & Research Company and Fidelity International Investment Advisors on behalf of Fidelity Europe Fund is incorporated herein by reference to Exhibit 5(ii) of Post-Effective Amendment No. 57.
(jj) Management Contract dated November 18, 1993 between Fidelity Europe Capital Appreciation Fund and Fidelity Management & Research Company is incorporated herein by reference to Exhibit 5(o) of Post-Effective Amendment No. 51.
(kk) Sub-Advisory Agreement dated November 18, 1993 between Fidelity Management & Research Company and Fidelity Management & Research (Far East) Inc. on behalf of Fidelity Europe Capital Appreciation Fund is incorporated herein by reference to Exhibit 5(dd) of Post- Effective Amendment No. 53.
(ll) Sub-Advisory Agreement dated November 18, 1993 between Fidelity Management & Research Company and Fidelity Management & Research (U.K.) Inc. on behalf of Fidelity Europe Capital Appreciation Fund is incorporated herein by reference to Exhibit 5(ss) of Post- Effective Amendment No. 53.
(mm) Sub-Advisory Agreement dated November 18, 1993 between Fidelity International Investment Advisors and Fidelity International Investment Advisors (U.K.) Limited on behalf of Fidelity Europe Capital Appreciation Fund is incorporated herein by reference to Exhibit 5(ggg) of Post-Effective Amendment No. 55.
(nn) Sub-Advisory Agreement dated November 18, 1993 between Fidelity Management & Research Company and Fidelity International Investment Advisors on behalf of Fidelity Europe Capital Appreciation Fund is incorporated herein by reference to Exhibit 5(uuu) of Post-Effective Amendment No. 55.
(oo) Management Contract dated July 16, 1992 between Fidelity Japan Fund and Fidelity Management & Research Company is incorporated herein by reference to Exhibit 5(k) of Post-Effective Amendment No. 51.
(pp) Sub-Advisory Agreement dated July 16, 1992 between Fidelity Management & Research Company and Fidelity Management & Research (Far East) Inc. on behalf of Fidelity Japan Fund is incorporated herein by reference to
Exhibit 5(z) of Post-Effective Amendment No. 53.
(qq) Sub-Advisory Agreement dated July 16, 1992 between Fidelity Management & Research Company and Fidelity Management & Research (U.K.) Inc. on behalf of Fidelity Japan Fund is incorporated herein by reference to Exhibit 5(oo) of Post Effective Amendment No. 53.
(rr) Sub-Advisory Agreement between Fidelity International Investment Advisors and Fidelity International Investment Advisors (U.K.) Limited on behalf of Fidelity Japan Fund dated is incorporated herein by reference to
Exhibit 5(ccc) to Post-Effective Amendment No. 55.
(ss) Sub-Advisory Agreement dated July 16, 1992 between Fidelity Management & Research Company and Fidelity International Investment Advisors on behalf of Fidelity Japan Fund is incorporated herein by reference to Exhibit 5(qqq) of Post-Effective Amendment No. 55.
(tt) Sub-Advisory Agreement dated April 12, 1994 between Fidelity Management & Research Company and Fidelity Investments Japan Limited on behalf of Fidelity Japan Fund is incorporated herein by reference to Exhibit No. 5(ss)(i) of Post-Effective Amendment No. 57.
 (uu) Management Contract dated March 1, 1992 between Fidelity Pacific Basin Fund and Fidelity Management & Research Company is incorporated herein by reference to Exhibit 5(tt) of Post-Effective Amendment No. 57.
(vv) Sub-Advisory Agreement dated April 1, 1992 between Fidelity Management & Research Company and Fidelity Management & Research (Far East) Inc. on behalf of Fidelity Pacific Basin Fund is incorporated herein by reference to Exhibit 5(uu) of Post-Effective Amendment No. 57.
(ww) Sub-Advisory Agreement dated April 1, 1992 between Fidelity Management & Research Company and Fidelity Management & Research (U.K.) Inc. on behalf of Fidelity Pacific Basin Fund is incorporated herein by reference to
Exhibit 5(vv) of Post-Effective Amendment No. 57.
(xx) Sub-Advisory Agreement dated April 1, 1992 between Fidelity International Investment Advisors and Fidelity International Investment Advisors (U.K.) Limited on behalf of Fidelity Pacific Basin Fund is incorporated herein by reference to Exhibit 5(ww) of Post-Effective Amendment No. 57.
(yy) Sub-Advisory Agreement dated April 1, 1992 between Fidelity Management & Research Company and Fidelity International Investment Advisors on behalf of Fidelity Pacific Basin Fund is incorporated herein by reference to
Exhibit 5(xx) of Post-Effective Amendment No. 57.
 (zz) Management Contract dated March 1, 1992 between Fidelity Emerging Markets Fund and Fidelity Management & Research Company is incorporated herein by reference to Exhibit 5(yy) of Post-Effective Amendment No. 57.
(aaa) Sub-Advisory Agreement dated April 1, 1992 between Fidelity Management & Research Company and Fidelity Management & Research (Far East) Inc. on behalf of Fidelity Emerging Markets Fund is incorporated herein by reference to Exhibit 5(zz) of Post-Effective Amendment No. 57.
(bbb) Sub-Advisory Agreement dated April 1, 1992 between Fidelity Management & Research Company and Fidelity Management & Research (U.K.) Inc. on behalf of Fidelity Emerging Markets Fund is incorporated herein by reference to Exhibit 5(aaa) of Post-Effective Amendment No. 57.
(ccc) Sub-Advisory Agreement dated April 1, 1992 between Fidelity International Investment Advisors and Fidelity International Investment Advisors (U.K.) Limited on behalf of Fidelity Emerging Markets Fund is incorporated herein by reference to Exhibit 5(bbb) of Post-Effective Amendment No. 57.
(ddd) Sub-Advisory Agreement dated April 1, 1992 between Fidelity Management & Research Company and Fidelity International Investment Advisors on behalf of Fidelity Emerging Markets Fund is incorporated herein by reference to Exhibit 5(ccc) of Post-Effective Amendment No. 57.
(eee) Management Contract dated March 18, 1993 between Fidelity Latin America Fund and Fidelity Management & Research Company is incorporated herein by reference to Exhibit 5(l) of Post-Effective Amendment No. 48.
(fff) Sub-Advisory Agreement dated March 18, 1993 between Fidelity Management & Research Company and Fidelity Management & Research (Far East) Inc. on behalf of Fidelity Latin America Fund is incorporated herein by reference to Exhibit 5(z) of Post-Effective Amendment No. 48.
(ggg) Sub-Advisory Agreement dated March 18, 1993 between Fidelity Management & Research Company and Fidelity Management & Research (U.K.) Inc. on behalf of Fidelity Latin America Fund is incorporated herein by reference to Exhibit 5(nn) of Post-Effective Amendment No. 48.
(hhh) Sub-Advisory Agreement dated March 18, 1993 between Fidelity International Investment Advisors and Fidelity International Investment Advisors (U.K.) Limited on behalf of Fidelity Latin America Fund is incorporated herein by reference to Exhibit 5(ddd) of Post-Effective Amendment No. 55.
(iii) Sub-Advisory Agreement dated March 18, 1993 between Fidelity Management & Research Company and Fidelity International Investment Advisors on behalf of Fidelity Latin America Fund is incorporated herein by reference as Exhibit 5(rrr) of Post-Effective Amendment No. 51.
(jjj) Management Contract dated March 18, 1993 between Fidelity Southeast Asia Fund and Fidelity Management & Research Company is incorporated herein by reference to Exhibit 5(m) of Post-Effective Amendment No. 48.
(kkk) Sub-Advisory Agreement dated March 18, 1993 between Fidelity Management & Research Company and Fidelity Management & Research (Far East) Inc. on behalf of Fidelity Southeast Asia Fund is incorporated herein by reference to Exhibit 5(aa) of Post-Effective Amendment No. 48.
(lll) Sub-Advisory Agreement dated March 18, 1993 between Fidelity Management & Research Company and Fidelity Management & Research (U.K.) Inc. on behalf of Fidelity Southeast Asia Fund is incorporated herein by reference to Exhibit 5(oo) of Post-Effective Amendment No. 48.
(mmm)Sub-Advisory Agreement dated March 18, 1993 between Fidelity International Investment Advisors and Fidelity International Investment Advisors (U.K.) Limited on behalf of Fidelity Southeast Asia Fund is incorporated herein by reference to Exhibit 5(eee) of Post-Effective Amendment No. 55.
        (nnn) Sub-Advisory Agreement dated March 18, 1993 between Fidelity
Management & Research    Company and Fidelity International Investment
Advisors on behalf of Fidelity Southeast    Asia Fund is incorporated
herein by reference to Exhibit 5(sss) of Post-Effective Amend-   ment No.
51.
        (ooo) Sub-Advisory Agreement dated March 18, 1993 between Fidelity
Management & Research    Company and Fidelity International Investment
Advisors on behalf of Fidelity Southeast    Asia Fund is incorporated
herein by reference to Exhibit 5(nnn) of Post-Effective Amend-   ment No.
57.
(ppp) Management Contract dated March 1, 1992 between Fidelity Global Bond Fund and Fidelity Management & Research Company is incorporated herein by reference to Exhibit 5(ooo) of Post-Effective Amendment No. 58.
(qqq) Sub-Advisory Agreement dated April 1, 1992 between Fidelity Management & Research Company and Fidelity Management & Research (Far East) Inc. on behalf of Fidelity Global Bond Fund is incorporated herein by reference to Exhibit 5(ppp) of Post-Effective Amendment No. 58.
(rrr) Sub-Advisory Agreement dated April 1, 1992 between Fidelity Management & Research Company and Fidelity Management & Research (U.K.) Inc. on behalf of Fidelity Global Bond Fund is incorporated herein by reference to Exhibit 5(qqq) of Post-Effective Amendment No. 58.
(sss) Sub-Advisory Agreement dated April 1, 1992 between Fidelity International Investment Advisors and Fidelity International Investment Advisors (U.K.) Limited on behalf of Fidelity Global Bond Fund is incorporated herein by reference to Exhibit 5(rrr) of Post-Effective Amendment No. 58.
(ttt) Sub-Advisory Agreement dated April 1, 1992 between Fidelity Management & Research Company and Fidelity International Investment Advisors on behalf of Fidelity Global Bond Fund is incorporated herein by reference to Exhibit 5(sss) of Post-Effective Amendment No. 58.
(uuu) Management Contract dated March 1, 1992 between Fidelity Short-Term World Income Fund (currently Fidelity Short-Term World Bond Fund) and Fidelity Management & Research Company is incorporated herein by reference to Exhibit 5(ttt) of Post-Effective Amendment No. 58.
(vvv) Sub-Advisory Agreement dated April 1, 1992 between Fidelity Management & Research Company and Fidelity Management & Research (Far East) Inc. on behalf of Fidelity Short-Term World Income Fund (currently Fidelity Short-Term World Bond Fund) is incorporated herein by reference to Exhibit 5(uuu) of Post-Effective Amendment No. 58.
(www) Sub-Advisory Agreement dated April 1, 1992 between Fidelity Management & Research Company and Fidelity Management & Research (U.K.) on behalf of Fidelity Short-Term World Income Fund (currently Fidelity Short-Term World Bond Fund) is incorporated herein by reference to Exhibit 5(vvv) of Post-Effective Amendment No. 58.
(xxx) Sub-Advisory Agreement dated April 1, 1992 between Fidelity International Investment Advisors and Fidelity International Investment Advisors (U.K.) Limited on behalf of Fidelity Short-Term World Income Fund (currently Fidelity Short-Term World Bond Fund) is incorporated herein by reference to Exhibit 5(www) of Post-Effective Amendment No. 58.
(yyy) Sub-Advisory Agreement dated April 1, 1992 between Fidelity Management & Research Company and Fidelity International Investment Advisors on behalf of Fidelity Short-World Income Fund (currently Fidelity Short-Term World Bond Fund) is incorporated herein by reference to Exhibit 5(xxx) of Post-Effective Amendment No. 58.
(zzz) Management Contract dated April 15, 1993 between Fidelity New Markets Income Fund and Fidelity Management & Research Company is incorporated herein by reference to Exhibit 5(n) of Post-Effective Amendment No. 48.
(aaaa) Sub-Advisory Agreement dated April 15, 1993 between Fidelity Management & Research Company and Fidelity Management & Research (Far East) Inc. on behalf of Fidelity New Markets Income Fund is incorporated herein by reference to Exhibit 5(bb) of Post-Effective Amendment No. 48.
(bbbb) Sub-Advisory Agreement dated April 15, 1993 between Fidelity Management & Research Company and Fidelity Management & Research (U.K.) Inc. on behalf of Fidelity New Markets Income Fund is incorporated herein by reference to Exhibit 5(pp) of Post-Effective Amendment No. 48.
(cccc) Sub-Advisory Agreement dated April 15, 1993 between Fidelity International Investment Advisors and Fidelity International Investment Advisors (U.K.) Limited on behalf of Fidelity New Markets Income Fund is incorporated herein by reference to Exhibit 5(fff) of Post-Effective Amendment No. 50.
(dddd) Sub-Advisory Agreement dated April 15, 1993 between Fidelity Management & Research Company and Fidelity International Investment Advisors on behalf of Fidelity New Markets Income Fund is incorporated herein by reference to Exhibit 5(ttt) of Post-Effective Amendment No. 50.
  (eeee) Sub-Advisory Agreement dated April 15, 1993 between Fidelity Management & Research Company and Fidelity Investments Japan Limited on behalf of Fidelity New Markets Income Fund is incorporated herein by reference to Exhibit 5(dddd) of Post-Effective Amendment No. 58.
  (ffff) Form of Management Contract between Fidelity France Fund and Fidelity Management & Research Company is incorporated herein by reference to Exhibit 5(ffff) of Post-Effective Amendment No. 62.
(gggg)Sub-Advisory Agreement dated September 14, 1995 between Fidelity Management & Research Company and Fidelity Management & Research (Far East) Inc. on behalf of Fidelity France Fund is incorporated herein by reference to Exhibit 5(gggg) of Post-Effective Amendment No. 62.
     (hhhh) Sub-Advisory Agreement dated September 14, 1995 between Fidelity Management & Research Company and Fidelity Management & Research (U.K.) Inc. on behalf of Fidelity France Fund is incorporated herein by reference to Exhibit 5(hhhh) of Post-Effective Amendment No. 62.
        (iiii) Sub-Advisory Agreement dated September 14, 1995 between Fidelity International Investment Advisors and Fidelity International Investment Advisors (U.K.) Limited on behalf of Fidelity France Fund is incorporated herein by reference to Exhibit 5(iiii) of Post-Effective Amendment No. 62.
   (jjjj) Sub-Advisory Agreement dated September 14, 1995 between Fidelity Management & Research Company and Fidelity International Investment Advisors on behalf of Fidelity France Fund is incorporated herein by reference to Exhibit 5(jjjj) of Post-Effective Amendment No. 62.
(kkkk) Form of Management Contract between Fidelity Germany Fund and Fidelity Management & Research Company is incorporated herein by reference to Exhibit 5(kkkk) of Post-Effective Amendment No. 62.
(llll) Sub-Advisory Agreement dated September 14, 1995 between Fidelity Management & Research Company and Fidelity Management & Research (Far East) Inc. on behalf of Fidelity Germany Fund is incorporated herein by reference to Exhibit 5(llll) of Post-Effective Amendment No. 62.
  (mmmm) Sub-Advisory Agreement dated September 14, 1995 between Fidelity Management & Research Company and Fidelity Management & Research (U.K.) Inc. on behalf of Fidelity Germany Fund is incorporated herein by reference to Exhibit 5(mmmm) of Post-Effective Amendment No. 62.
     (nnnn) Sub-Advisory Agreement dated September 14, 1995 between Fidelity International Investment Advisors and Fidelity International Investment Advisors (U.K.) Limited on behalf of Fidelity Germany Fund is incorporated herein by reference to Exhibit 5(nnnn) of Post-Effective Amendment No. 62.
     (oooo) Sub-Advisory Agreement dated September 14, 1995 between Fidelity Management & Research Company and Fidelity International Investment Advisors on behalf of Fidelity Germany Fund is incorporated herein by reference to Exhibit 5(ffff) of Post-Effective Amendment No. 62.
    (pppp)Form of Management Contract between Fidelity United Kingdom Fund and Fidelity Management & Research Company is incorporated herein by reference to Exhibit 5(pppp) of Post-Effective Amendment No. 62.
(qqqq)Sub-Advisory Agreement dated September 14, 1995 between Fidelity Management & Research Company and Fidelity Management & Research (Far East) Inc. on behalf of Fidelity United Kingdom Fund is incorporated herein by reference to Exhibit 5(qqqq) of Post-Effective Amendment No. 62.
     (rrrr) Sub-Advisory Agreement dated September 14, 1995 between Fidelity Management & Research Company and Fidelity Management & Research (U.K.) Inc. on behalf of Fidelity United Kingdom Fund is incorporated herein by reference to Exhibit 5(rrrr) of Post-Effective Amendment No. 62.
 (ssss) Sub-Advisory Agreement dated September 14, 1995 between Fidelity International Investment Advisors and Fidelity International Investment Advisors (U.K.) Limited on behalf of Fidelity United Kingdom Fund is incorporated herein by reference to Exhibit 5(ssss) of Post-Effective Amendment No. 62.
   (tttt) Sub-Advisory Agreement dated September 14, 1995 between Fidelity Management & Research Company and Fidelity International Investment Advisors on behalf of Fidelity United Kingdom Fund is incorporated herein by reference to Exhibit 5(ffff) of Post-Effective Amendment No. 62.
     (uuuu) Form of Management Contract between Fidelity Japan Small Companies Fund and Fidelity Management & Research Company is incorporated herein by reference to Exhibit 5(uuuu) of Post-Effective Amendment No. 60.
   (vvvv) Sub-Advisory Agreement dated September 14, 1995 between Fidelity Management & Research Company and Fidelity Management & Research (Far East) Inc. on behalf of Fidelity Japan Small Companies Fund is incorporated herein by reference to Exhibit 5(vvvv) of Post-Effective Amendment No. 62.
(wwww) Sub-Advisory Agreement dated September 14, 1995 between Fidelity Management & Research Company and Fidelity Management & Research (U.K.) Inc. on behalf of Fidelity Japan Small Companies Fund is incorporated herein by reference to Exhibit 5(wwww) of Post-Effective Amendment No. 62.
   (xxxx) Sub-Advisory Agreement dated September 14, 1995 between Fidelity International Investment Advisors and Fidelity International Investment Advisors (U.K.) Limited on behalf of Fidelity Japan Small Companies Fund is incorporated herein by reference to Exhibit 5(xxxx) of Post-Effective Amendment No. 62.
     (yyyy) Sub-Advisory Agreement dated September 14, 1995 between Fidelity Management & Research Company and Fidelity International Investment Advisors on behalf of Fidelity Japan Small Companies Fund is incorporated herein by reference to Exhibit 5(yyyy) of Post-Effective Amendment No. 62.
      (zzzz) Form of Sub-Advisory Agreement between Fidelity Management & Research Company and Fidelity Investments Japan Limited on behalf of Fidelity Japan Small Companies Fund is incorporated by reference to Exhibit 5(zzzz) of Post-Effective Amendment No. 60.
    (aaaaa) Form of Management Contract between Fidelity Hong Kong and China Fund and Fidelity Management & Research Company is incorporated herein by reference to Exhibit 5(aaaaa) of Post-Effective Amendment No. 60.
   (bbbbb) Sub-Advisory Agreement dated September 14, 1995 between Fidelity Management & Research Company and Fidelity Management & Research (Far East) Inc. on behalf of Fidelity Hong Kong and China Fund is incorporated herein by reference to Exhibit 5(bbbbb) of Post-Effective Amendment No. 62.
    (ccccc) Sub-Advisory Agreement dated September 14, 1995 between Fidelity Management & Research Company and Fidelity Management & Research (U.K.) Inc. on behalf of Fidelity Hong Kong and China Fund is incorporated herein by reference to Exhibit 5(ccccc) of Post-Effective Amendment No. 62.
   (ddddd) Sub-Advisory Agreement dated September 14, 1995 between Fidelity International Investment Advisors and Fidelity International Investment Advisors (U.K.) Limited on behalf of Fidelity Hong Kong and China Fund is incorporated herein by reference to Exhibit 5(ddddd) of Post-Effective Amendment No. 62.
    (eeeee) Sub-Advisory Agreement dated September 14, 1995 between Fidelity Management & Research Company and Fidelity International Investment Advisors on behalf of Fidelity Hong Kong and China Fund is incorporated herein by reference to Exhibit 5(eeeee) of Post-Effective Amendment No. 62.
      (fffff) Form of Sub-Advisory Agreement between Fidelity Management & Research Company and Fidelity Investments Japan Limited on behalf of Fidelity Hong Kong and China Fund is incorporated herein by reference to
Exhibit 5(fffff) of Post-Effective Amendment No. 60.
   (ggggg) Form of Management Contract between Fidelity Nordic Fund and Fidelity Management & Research Company is incorporated herein by reference to Exhibit 5(ggggg) of Post-Effective Amendment No. 62.
   (hhhhh) Sub-Advisory Agreement dated September 14, 1995 between Fidelity Management & Research Company and Fidelity Management & Research (Far East) Inc. on behalf of Fidelity Nordic Fund is incorporated herein by reference to Exhibit 5(hhhhh) of Post-Effective Amendment No. 62.
       (iiiii) Sub-Advisory Agreement dated September 14, 1995 between Fidelity Management & Research Company and Fidelity Management & Research (U.K.) Inc. on behalf of Fidelity Nordic Fund is incorporated herein by reference to Exhibit 5(iiiii) of Post-Effective Amendment No. 62.
       (jjjjj) Sub-Advisory Agreement dated September 14, 1995 between Fidelity International Investment Advisors and Fidelity International Investment Advisors (U.K.) Limited on behalf of Fidelity Nordic Fund is incorporated herein by reference to Exhibit 5(jjjjj) of Post-Effective Amendment No. 62.
      (kkkkk) Sub-Advisory Agreement dated September 14, 1995 between Fidelity Management & Research Company and Fidelity International Investment Advisors on behalf of Fidelity Nordic Fund is incorporated herein by reference to Exhibit 5(kkkkk) of Post-Effective Amendment No. 62.
(6) (a) General Distribution Agreement dated April 1, 1987 between Fidelity Overseas Fund, Fidelity Europe Fund, Fidelity Pacific Basin Fund, Fidelity International Growth & Income Fund, Fidelity Canada Fund, dated May 19, 1990, between Fidelity Worldwide Fund, dated September 30, 1990, between Fidelity Emerging Markets Fund (formerly "Fidelity International Opportunities Fund", dated December 12, and between Fidelity Diversified International Fund and Fidelity Distributors Corporation are incorporated herein by reference to Exhibit Nos. 6(a)(1-8) of Post-Effective Amendment No. 57.
(b) General Distribution Agreement dated April 1, 1987 between Fidelity Global Bond Fund and Fidelity Distributors Corporation is incorporated herein by reference to Exhibit 6(b) of Post-Effective Amendment No. 58.
(c) Amendment, dated January 1, 1988, to General Distribution Agreement between Fidelity Global Bond Fund and Fidelity Distributors Corporation, dated April 1, 1987, is incorporated herein by reference to Exhibit 6(c) of Post-Effective Amendment No. 58.
(d) General Distribution Agreement dated September 20, 1991 between Fidelity Short-Term World Income Fund (currently Fidelity Short-Term World Bond Fund) and Fidelity Distributors Corporation is incorporated herein by reference to Exhibit 6(d) of Post-Effective Amendment No. 58.
(e) Amendment, dated May 10, 1994, to General Distribution Agreement between Fidelity Short-Term World Income Fund (currently Fidelity Short-Term World Bond Fund) and Fidelity Distributors Corporation, dated September 20, 1991, is incorporated herein by reference to Exhibit 6(e) of Post-Effective Amendment No. 58.
(f) General Distribution Agreement dated December 12, 1991 between Fidelity Diversified International Fund and Fidelity Distributors Corporation is incorporated herein by reference to Exhibit 6(k) of Post-Effective Amendment No. 38.
(g) General Distribution Agreement dated July 16, 1992 between Fidelity Japan Fund and Fidelity Distributors Corporation is incorporated herein by reference to Exhibit 6(l) of Post-Effective Amendment No. 55.
(h) General Distribution Agreement dated March 18, 1993 between Fidelity Latin America Fund and Fidelity Distributors Corporation is incorporated herein by reference to Exhibit 6(m) of Post-Effective Amendment No. 55.
(i) General Distribution Agreement dated March 18, 1993 between Fidelity Southeast Asia Fund and Fidelity Distributors Corporation is incorporated herein by reference to Exhibit 6(n) of Post-Effective Amendment No. 55.
(j) General Distribution Agreement, dated April 15, 1993 between Fidelity New Markets Income Fund and Fidelity Distributors Corporation is incorporated herein by reference to Exhibit 6(o) of Post-Effective Amendment No. 50.
(k) General Distribution Agreement dated November 18, 1993 between Fidelity Europe Capital Appreciation Fund and Fidelity Distributors Corporation is incorporated herein by reference to Exhibit 6(p) of Post-Effective Amendment No. 55.
(l) General Distribution Agreement dated September 16, 1994 between Fidelity International Value Fund and Fidelity Distributors Corporation is incorporated herein by reference to Exhibit 6(j) of Post-Effective Amendment No. 58.
(m) Form of General Distribution Agreement between Fidelity France Fund and Fidelity Distributors Corporation is incorporated herein by reference to
Exhibit 6(m) of Post-Effective Amendment No. 60.
(n) Form of General Distribution Agreement between Fidelity Germany Fund and Fidelity Distributors Corporation is incorporated by reference to
Exhibit 6(n) of Post-Effective Amendment No. 60.
(o) Form of General Distribution Agreement between Fidelity United Kingdom Fund and Fidelity Distributors Corporation is incorporated herein by reference to Exhibit 6(o) of Post-Effective Amendment No. 60.
(p) Form of General Distribution Agreement between Fidelity Japan Small Companies Fund and Fidelity Distributors Corporation is incorporated herein by reference to Exhibit 6(p) of Post-Effective Amendment No. 60.
(q) Form of General Distribution Agreement between Fidelity Hong Kong and China Fund and Fidelity Distributors Corporation is incorporated herein by reference to Exhibit 6(q) of Post-Effective Amendment No. 60.
(r) Form of General Distribution Agreement between Fidelity Nordic Fund and Fidelity Distributors Corporation is incorporated herein by reference to
Exhibit 6(r) of Post-Effective Amendment No. 60.
(7) (a) Retirement Plan for Non-Interested Person Trustees, Directors or General Partners, is incorporated herein by reference to Exhibit 7 of Fidelity Union Street Trust's (File No. 2-50318) Post-Effective Amendment No. 87.
       (b) The Fee Deferrral Plan for Non-Interested Person Directors and Trustees of the Fidelity Funds, effective as of December 1, 1995, is incorporated herein by reference to Exhibit 7(b) of Fidelity School Street Trust's (File No. 2-57167) Post-Effective Amendment No. 47.
(8)(a) Custodian Agreement, Appendix A, and Appendix C, dated August 1, 1994, between The Chase Manhattan Bank, N.A. and Fidelity Investment Trust on behalf of Fidelity Diversified Global Fund, Fidelity Diversified International Fund, Fidelity Emerging Markets Fund, Fidelity Europe Capital Appreciation Fund, Fidelity Europe Fund, Fidelity Global Bond Fund, Fidelity International Growth & Income Fund, Fidelity International Value Fund, Fidelity Japan Fund, Fidelity New Markets Income Fund, Fidelity Overseas Fund, Fidelity Pacific Basin Fund, Fidelity Southeast Asia Fund, and Fidelity Worldwide Fund is incorporated herein by reference to Exhibit 8(a) of Post-Effective Amendment No. 59.
(8)(b) Appendix B, dated September 14, 1995, to the Custodian Agreement, dated August 1, 1994, between The Chase Manhattan Bank, N.A. and Fidelity Investment Trust on behalf of Fidelity Diversified Global Fund, Fidelity Diversified International Fund, Fidelity Emerging Markets Fund, Fidelity Europe Capital Appreciation Fund, Fidelity Europe Fund, Fidelity Global Bond Fund, Fidelity International Growth & Income Fund, Fidelity International Value Fund, Fidelity Japan Fund, Fidelity New Markets Income Fund, Fidelity Overseas Fund, Fidelity Pacific Basin Fund, Fidelity Southeast Asia Fund, and Fidelity Worldwide Fund is incorporated herein by reference to Exhibit 8(b) of Fidelity Charles Street Trust's Post-Effective Amendment No. 54 (File No. 2-73133).
(8)(c) Custodian Agreement and Appendix C, dated September 1, 1994, between Brown Brothers Harriman & Company and Fidelity Investment Trust on behalf of Fidelity France Fund, Fidelity Germany Fund, Fidelity Japan Small Companies Fund, Fidelity United Kingdom Fund, Fidelity Hong Kong and China Fund, Fidelity Nordic Fund, Fidelity Canada Fund, Fidelity Latin America Fund, and Fidelity Short-Term World Income Fund (currently Fidelity Short-Term World Bond Fund) is incorporated herein by reference to Exhibit 8(a) of Fidelity Commonwealth Trust's Post-Effective Amendment No. 56 (File No. 2-52322).
(8)(d) Appendix A, dated January 18, 1996, to the Custodian Agreement, dated September 1, 1994, between Brown Brothers Harriman & Company and Fidelity Investment Trust on behalf of Fidelity Canada Fund, Fidelity Latin America Fund, Fidelity Nordic Fund, Fidelity United Kingdom Fund, Fidelity France Fund, Fidelity Germany Fund, Fidelity Hong Kong & China Fund, Fidelity Japan Small Companies Fund, and Fidelity Short-Term World Income Fund (currently Fidelity Short-Term World Bond Fund) is filed herein as
Exhibit 8(d).
(8)(e) Appendix B, dated September 14, 1995, to the Custodian Agreement, dated September 1, 1994, between Brown Brothers Harriman & Company and Fidelity Investment Trust on behalf of Fidelity France Fund, Fidelity Germany Fund, Fidelity Japan Small Companies Fund, Fidelity United Kingdom Fund, Fidelity Hong Kong and China Fund, Fidelity Nordic Fund, Fidelity Canada Fund, Fidelity Latin America Fund, and Fidelity Short-Term World Income Fund (currently Fidelity Short-Term World Bond Fund) is incorporated herein by reference to Exhibit 8(b) of Fidelity Capital Trust's Post-Effective Amendment No. 63 (File No. 2-61760).
(9) Not applicable.
(10) Not applicable.
(11) (a) Consent of Coopers & Lybrand L.L.P. is filed herein as Exhibit
11(a).
      (b) Consent of Price Waterhouse LLP is filed herein as Exhibit 11(b).
(12) Not applicable.
(13) Not applicable.
(14) (a) Fidelity Individual Retirement Account Custodial Agreement and Disclosure Statement, as currently in effect, is incorporated herein by reference to Exhibit 14(a) of Fidelity Union Street Trust's (File No. 2-50318) Post-Effective Amendment No. 87.
 (b) Fidelity Institutional Individual Retirement Account Custodial Agreement and Disclosure Statement, as currently in effect, is incorporated herein by reference to Exhibit 14(d) of Fidelity Union Street Trust's (File No. 2-50318) Post-Effective Amendment No. 87.
 (c) National Financial Services Corporation Individual Retirement Account Custodial Agreement and Disclosure Statement, as currently in effect, is incorporated herein by reference to Exhibit 14(h) of Fidelity Union Street Trust's (File No. 2-50318) Post-Effective Amendment No. 87.
 (d) Fidelity Portfolio Advisory Services Individual Retirement Account Custodial Agreement and Disclosure Statement, as currently in effect, is incorporated herein by reference to Exhibit 14(i) of Fidelity Union Street Trust's (File No. 2-50318) Post-Effective Amendment No. 87.
 (e) Fidelity 403(b)(7) Custodial Account Agreement, as currently in effect, is incorporated herein by reference to Exhibit 14(e) of Fidelity Union Street Trust's (File No. 2-50318) Post-Effective Amendment No. 87.
 (f) National Financial Services Corporation Defined Contribution Retirement Plan and Trust Agreement, as currently in effect, is incorporated herein by reference to Exhibit 14(k) of Fidelity Union Street Trust's (File No. 2-50318) Post-Effective Amendment No. 87.
 (g) The CORPORATEplan for Retirement Profit Sharing/401K Plan, as currently in effect, is incorporated herein by reference to Exhibit 14(l) of Fidelity Union Street Trust's (File No. 2-50318) Post-Effective Amendment No. 87.
 (h) The CORPORATEplan for Retirement Money Purchase Pension Plan, as currently in effect, is incorporated herein by reference to Exhibit 14(m) of Fidelity Union Street Trust's (File No. 2-50318) Post-Effective Amendment No. 87.
 (i) Fidelity Investments Section 403(b)(7) Individual Custodial Account Agreement and Disclosure Statement, as currently in effect, is incorporated herein by reference to Exhibit 14(f) of Fidelity Commonwealth Trust's (File No. 2-52322) Post Effective Amendment No. 57.
 (j) Plymouth Investments Defined Contribution Retirement Plan and Trust Agreement, as currently in effect, is incorporated herein by reference to
Exhibit 14(o) of Fidelity Commonwealth Trust's (File No. 2-52322) Post Effective Amendment No. 57.
 (k) The Fidelity Prototype Defined Benefit Pension Plan and Trust Basic Plan Document and Adoption Agreement, as currently in effect, is incorporated herein by reference to Exhibit 14(d) of Fidelity Securities Fund's (File No. 2-93601) Post Effective Amendment No. 33.
 (l) The Institutional Prototype Plan Basic Plan Document, Standardized Adoption Agreement, and Non-Standardized Adoption Agreement, as currently in effect, is incorporated herein by reference to Exhibit 14(o) of Fidelity Securities Fund's (File No. 2-93601) Post Effective Amendment No. 33.
 (m) The CORPORATEplan for Retirement 100SM Profit Sharing/401(k) Basic Plan Document, Standardized Adoption Agreement, and Non-Standardized Adoption Agreement, as currently in effect, is incorporated herein by reference to Exhibit 14(f) of Fidelity Securities Fund's (File No. 2-93601) Post Effective Amendment No. 33.
 (n) The Fidelity Investments 401(a) Prototype Plan for Tax-Exempt Employers Basic Plan Document, Standardized Profit Sharing Plan Adoption Agreement, Non-Standardized Discretionary Contribution Plan No. 002 Adoption Agreement, and Non-Standardized Discretionary Contribution Plan No. 003 Adoption Agreement, as currently in effect, is incorporated herein by reference to Exhibit 14(g) of Fidelity Securities Fund's (File No. 2-93601) Post Effective Amendment No. 33.
 (o) Fidelity Investments 403(b) Sample Plan Basic Plan Document and Adoption Agreement, as currently in effect, is incorporated herein by reference to Exhibit 14(p) of Fidelity Securities Fund's (File No. 2-93601) Post Effective Amendment No. 33.
 (p) Fidelity Defined Contribution Retirement Plan and Trust Agreement, as currently in effect, is incorporated herein by reference to Exhibit 14(c) of Fidelity Securities Fund's (File No. 2-93601) Post Effective Amendment No. 33.
 (15) (a) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity
Global Bond Fund is incorporated   herein by reference to Exhibit 15(a) of
Post-Effective Amendment No. 58.
  (b) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity
Short-Term World Income Fund    (currently Fidelity Short-Term World Bond
Fund) is incorporated herein by reference to Exhibit 15(b)   of
Post-Effective Amendment No. 58.
  (c) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity New Markets Income Fund is incor- porated herein by reference to Exhibit 15(c) of Post-Effective Amendment No. 58.
 (16) (a) Schedule for computation of total return calculations for
Fidelity Canada Fund is incorporated herein    by reference to Exhibit
16(a) of Post-Effective Amendment No. 64.
  (b) Schedule for computation of moving averages is incorporated herein by
reference to Exhibit 16(c) of   Post Effective Amendment No. 53.
  (c) Schedule for computation of 30 day yield calculations for Fidelity
Global Bond Fund is filed herein as   Exhibit 16(c).
 (17)  Financial Data Schedules are filed herein as Exhibit 27.
 (18)  Not applicable.
Item 25.  Persons Controlled by or Under Common Control with Registrant
 The Board of Trustees of Registrant is the same as the Board of Trustees of other funds advised by FMR, each of which has Fidelity Management & Research Company as its investment adviser. In addition, the officers of these funds are substantially identical. Nonetheless, Registrant takes the position that it is not under common control with these other funds since the power residing in the respective boards and officers arises as the result of an official position with the respective funds.
Item 26.  Number of Holders of Securities:   December 31, 1995
Title of Class:  Shares of Beneficial Interest
Name of Series   Number of Record Holders

      Fidelity Overseas Fund
      554,756

      Fidelity Europe Fund    58,502

      Fidelity Pacific Basin Fund   71,794

      Fidelity International Growth & Income Fund
      151,174

      Fidelity International Value Fund    6,917

      Fidelity Global Bond Fund
      26,033

      Fidelity Canada Fund    21,206

      Fidelity Worldwide Fund
      101,312

      Fidelity Emerging Markets Fund
       122,060

      Fidelity New Markets Income Fund
      12,462

      Fidelity Short-Term World Bond Fund
      8,029

      Fidelity Diversified International Fund  31,421

      Fidelity Japan Fund    37,242

      Fidelity Latin America Fund   63,936

      Fidelity Southeast Asia Fund   61,771

      Fidelity Europe Capital Appreciation Fund  18,928

      Fidelity France Fund        221

      Fidelity Germany Fund        312

      Fidelity United Kingdom Fund       115

      Fidelity Hong Kong and China Fund   1,480

      Fidelity Japan Small Companies Fund   4,975

      Fidelity Nordic Fund             407

      Fidelity Diversified Global Fund            1

Item 27. Indemnification
 Article XI, Section 2 of the Declaration of Trust sets forth the reasonable and fair means for determining whether indemnification shall be provided to any past or present Trustee or officer. It states that the Registrant shall indemnify any present or past Trustee or officer to the fullest extent permitted by law against liability and all expenses reasonably incurred by him in connection with any claim, action, suit, or proceeding in which he is involved by virtue of his service as a Trustee, an officer, or both. Additionally, amounts paid or incurred in settlement of such matters are covered by this indemnification. Indemnification will not be provided in certain circumstances, however. These include instances of willful misfeasance, bad faith, gross negligence, and reckless disregard of the duties involved in the conduct of the particular office involved.
 Pursuant to Section 11 of the Distribution Agreement, the Registrant agrees to indemnify and hold harmless the Distributor and each of its directors and officers and each person, if any, who controls the Distributor within the meaning of Section 15 of the 1933 Act against any loss, liability, claim, damages or expense arising by reason of any person acquiring any shares, based upon the ground that the registration statement, Prospectus, Statement of Additional Information, shareholder reports or other information filed or made public by the Registrant included a materially misleading statement or omission. However, the Registrant does not agree to indemnify the Distributor or hold it harmless to the extent that the statement or omission was made in reliance upon, and in conformity with, information furnished to the Registrant by or on behalf of the Distributor. The Registrant does not agree to indemnify the parties against any liability to which they would be subject by reason of willful misfeasance, bad faith, gross negligence, and reckless disregard of the obligations and duties under the Distribution Agreement.
 Pursuant to the agreement by which Fidelity Service Company ("Service") is appointed sub-transfer agent, the Transfer Agent agrees to indemnify Service for its losses, claims, damages, liabilities and expenses to the extent the Transfer Agent is entitled to and receives indemnification from the Registrant for the same events. Under the Transfer Agency Agreement, the Registrant agrees to indemnify and hold the Transfer Agent harmless against any losses, claims, damages, liabilities, or expenses resulting from:
 (1) any claim, demand, action or suit brought by any person other than the Registrant, which names the Transfer Agent and/or the Registrant as a party and is not based on and does not result from the Transfer Agent's willful misfeasance, bad faith, negligence or reckless disregard of its duties, and arises out of or in connection with the Transfer Agent's performance under the Transfer Agency Agreement; or
 (2) any claim, demand, action or suit (except to the extent contributed to by the Transfer Agent's willful misfeasance, bad faith, negligence or reckless disregard of its duties) which results from the negligence of the Registrant, or from the Transfer Agent's acting upon any instruction(s) reasonably believed by it to have been executed or communicated by any person duly authorized by the Registrant, or as a result of the Transfer Agent's acting in reliance upon advice reasonably believed by the Transfer Agent to have been given by counsel for the Registrant, or as a result of the Transfer Agent's acting in reliance upon any instrument or stock certificate reasonably believed by it to have been genuine and signed, countersigned or executed by the proper person.
Item 28. Business and Other Connections of Investment Adviser
 (1)  FIDELITY MANAGEMENT & RESEARCH COMPANY
 FMR serves as investment adviser to a number of other investment companies. The directors and officers of the Adviser have held, during the past two fiscal years, the following positions of a substantial nature.

Edward C. Johnson 3d   Chairman of the Executive Committee of FMR; President
                       and Chief Executive Officer of FMR Corp.; Chairman of
                       the Board and a Director of FMR, FMR Corp., FMR Texas
                       Inc., Fidelity Management & Research (U.K.) Inc., and
                       Fidelity Management & Research (Far East) Inc.; President
                       and Trustee of funds advised by FMR.



J. Gary Burkhead       President of FMR; Managing Director of FMR Corp.;
                       President and a Director of FMR Texas Inc., Fidelity
                       Management & Research (U.K.) Inc., and Fidelity
                       Management & Research (Far East) Inc.; Senior Vice
                       President and Trustee of funds advised by FMR.



Peter S. Lynch         Vice Chairman and Director of FMR.



Robert Beckwitt        Vice President of FMR and of funds advised by FMR.



David Breazzano        Vice President of FMR (1993) and of a fund advised by
                       FMR.



Stephan Campbell       Vice President of FMR (1993).



Dwight Churchill       Vice President of FMR (1993).



William Danoff         Vice President of FMR (1993) and of a fund advised by
                       FMR.



Scott DeSano           Vice President of FMR (1993).



Penelope Dobkin        Vice President of FMR and of a fund advised by FMR.



Larry Domash           Vice President of FMR (1993).



George Domolky         Vice President of FMR (1993) and of a fund advised by
                       FMR.



Robert K. Duby         Vice President of FMR.



Margaret L. Eagle      Vice President of FMR and of a fund advised by FMR.



Kathryn L. Eklund      Vice President of FMR.



Richard B. Fentin      Senior Vice President of FMR (1993) and of a fund advised
                       by FMR.



Daniel R. Frank        Vice President of FMR and of funds advised by FMR.



Michael S. Gray        Vice President of FMR and of funds advised by FMR.



Lawrence Greenberg     Vice President of FMR (1993).



Barry A. Greenfield    Vice President of FMR and of a fund advised by FMR.



William J. Hayes       Senior Vice President of FMR; Equity Division Leader.



Robert Haber           Vice President of FMR and of funds advised by FMR.



Richard C. Habermann   Senior Vice President of FMR (1993).



Daniel Harmetz         Vice President of FMR and of a fund advised by FMR.



Ellen S. Heller        Vice President of FMR.




John Hickling   Vice President of FMR (1993) and of funds advised by
                FMR.




Robert F. Hill              Vice President of FMR; Director of Technical Research.



Curtis Hollingsworth        Vice President of FMR (1993).



Stephen P. Jonas            Treasurer and Vice President of FMR (1993)); Treasurer of
                            FMR Texas Inc. (1993), Fidelity Management & Research
                            (U.K.) Inc. (1993), and Fidelity Management & Research
                            (Far East) Inc. (1993).



David B. Jones              Vice President of FMR (1993).



Steven Kaye                 Vice President of FMR (1993) and of a fund advised by
                            FMR.



Frank Knox                  Vice President of FMR (1993).



Robert A. Lawrence          Senior Vice President of FMR (1993); High Income
                            Division Leader.



Alan Leifer                 Vice President of FMR and of a fund advised by FMR.



Harris Leviton              Vice President of FMR (1993) and of a fund advised by
                            FMR.



Bradford E. Lewis           Vice President of FMR and of funds advised by FMR.



Malcolm W. MacNaught III    Vice President of FMR (1993).



Robert H. Morrison          Vice President of FMR; Director of Equity Trading.



David Murphy                Vice President of FMR and of funds advised by FMR.



Andrew Offit                Vice President of FMR (1993).



Judy Pagliuca               Vice President of FMR (1993).



Jacques Perold              Vice President of FMR.



Anne Punzak                 Vice President of FMR and of funds advised by FMR.



Lee Sandwen                 Vice President of FMR (1993).



Patricia A. Satterthwaite   Vice President of FMR (1993) and of a fund advised by
                            FMR.



Thomas T. Soviero           Vice President of FMR (1993).



Richard Spillane            Vice President of FMR; Senior Vice President and Director
                            of Operations and Compliance of FMR U.K. (1993).



Robert E. Stansky           Senior Vice President of FMR (1993) and of funds advised
                            by FMR.



Gary L. Swayze              Vice President of FMR and of funds advised by FMR;
                            Tax-Free Fixed-Income Group Leader.



Thomas Sweeney              Vice President of FMR (1993).



Beth F. Terrana             Senior Vice President of FMR (1993) and of funds advised
                            by FMR.



Joel Tillinghast            Vice President of FMR (1993) and of a fund advised by
                            FMR.



Robert Tucket               Vice President of FMR (1993).



George A. Vanderheiden      Senior Vice President of FMR; Vice President of funds
                            advised by FMR; Growth Group Leader.



Jeffrey Vinik               Senior Vice President of FMR (1993) and of a fund advised
                            by FMR.



Arthur S. Loring            Senior Vice President (1993), Clerk, and General Counsel
                            of FMR; Vice President, Legal of FMR Corp.; Secretary of
                            funds advised by FMR.



(2)  FIDELITY MANAGEMENT & RESEARCH (U.K.) INC. (FMR U.K.)
 FMR U.K. provides investment advisory services to Fidelity Management & Research Company and Fidelity Management Trust Company. The directors and officers of the Sub-Adviser have held the following positions of a substantial nature during the past two fiscal years.

Edward C. Johnson 3d   Chairman and Director of FMR U.K.; Chairman of the
                       Executive Committee of FMR; Chief Executive Officer of FMR
                       Corp.; Chairman of the Board and a Director of FMR, FMR
                       Corp., FMR Texas Inc., and Fidelity Management & Research
                       (Far East) Inc.; President and Trustee of funds advised by FMR.



J. Gary Burkhead       President and Director of FMR U.K.; President of FMR;
                       Managing Director of FMR Corp.; President and a Director of
                       FMR Texas Inc. and Fidelity Management & Research (Far
                       East) Inc.; Senior Vice President and Trustee of funds advised by FMR.



Richard C. Habermann   Senior Vice President of FMR U.K.; Senior Vice President of
                       Fidelity Management & Research (Far East) Inc.; Director of
                       Worldwide Research of FMR.



Richard Spillane       Senior Vice President and Director of Operations and
                       Compliance of FMR U.K. (1993).



Stephen P. Jonas       Treasurer of FMR U.K. (1993), Fidelity Management &
                       Research (Far East) Inc. (1993), and FMR Texas Inc. (1993);
                       Treasurer and Vice President of FMR (1993).



David Weinstein        Clerk of FMR U.K.; Clerk of Fidelity Management & Research
                       (Far East) Inc.; Secretary of FMR Texas Inc.




(3)  FIDELITY MANAGEMENT & RESEARCH (FAR EAST) INC. (FMR Far East)
 FMR Far East provides investment advisory services to Fidelity Management & Research Company and Fidelity Management Trust Company. The directors and officers of the Sub-Adviser have held the following positions of a substantial nature during the past two fiscal years.

Edward C. Johnson 3d   Chairman and Director of FMR Far East; Chairman of the
                       Executive Committee of FMR; Chief Executive Officer of
                       FMR Corp.; Chairman of the Board and a Director of
                       FMR, FMR Corp., FMR Texas Inc. and Fidelity
                       Management & Research (U.K.) Inc.; President and
                       Trustee of funds advised by FMR.



J. Gary Burkhead       President and Director of FMR Far East; President of
                       FMR; Managing Director of FMR Corp.; President and a
                       Director of FMR Texas Inc. and Fidelity Management &
                       Research (U.K.) Inc.; Senior Vice President and Trustee
                       of funds advised by FMR.



Richard C. Habermann   Senior Vice President of FMR Far East; Senior Vice
                       President of Fidelity Management & Research (U.K.)
                       Inc.; Director of Worldwide Research of FMR.



William R. Ebsworth    Vice President of FMR Far East.



Bill Wilder            Vice President of FMR Far East (1993).



Stephen P. Jonas        Treasurer of FMR Far East (1993), Fidelity Management
                          & Research (U.K.) Inc. (1993), and FMR Texas Inc.
                            (1993); Treasurer and Vice President of FMR (1993).



David C. Weinstein     Clerk of FMR Far East; Clerk of Fidelity Management &
                       Research (U.K.) Inc.; Secretary of FMR Texas Inc.




(4)  FIDELITY INTERNATIONAL INVESTMENT ADVISORS
       Pembroke Hall, 42 Crow Lane, Pembroke, Bermuda
 The directors and officers of Fidelity International Investment Advisors
(FIIA) have held, during the past two fiscal years, the following positions of a substantial nature.

Anthony J. Bolton      Director of FIIA and FIIAL (U.K.); Director of Fidelity
                       International Management Holdings Limited.



Martin P. Cambridge    Director of FIIA and FIIAL (U.K.); Chief Financial
                       Officer of Fidelity International Ltd. and Fidelity
                       Investment Services Ltd.



Charles T. Collis      Director of FIIA; Partner in Conyers, Dill & Pearman,
                       Hamilton, Bermuda; Secretary to many companies in the
                       Fidelity international group of companies.



William R. Ebsworth    Director of FIIA.



Brett P. Goodin        Director, Vice President, and Secretary of FIIA (1994).



Terrence V. Richards   Assistant Secretary of FIIA (1994).



David J. Saul          Director and President of FIIA; Director of Fidelity
                       International Limited.

(5)  FIDELITY INTERNATIONAL INVESTMENT ADVISORS (U.K.) LIMITED
      27-28 Lovat Lane, London, England
 The directors and officers of Fidelity International Investment Advisors (U.K.) Limited (FIIAL (U.K.)) have held, during the past two fiscal years, the following positions of a substantial nature.

Anthony J. Bolton     Director of FIIAL (U.K.) and FIIA; Director of Fidelity
                      International Management Holdings Limited.



Martin P. Cambridge   Director and Secretary of FIIAL (U.K.) and FIIA; Chief
                      Financial Officer of Fidelity Investments Japan Limited,
                      Fidelity International Ltd., and Fidelity Investment
                      Services Ltd.



C. Bruce Johnstone    Director of FIIAL (U.K.).

(6)  FIDELITY INVESTMENTS JAPAN LIMITED
      Shiroyama JT Mori Bldg., 3-1, Toranomon 4-chome, Minato-ku, Tokyo
105, Japan
 The directors and officers of Fidelity Investments Japan Limited have held, during the past two fiscal years, the following positions of a substantial nature.

Edward C. Johnson 3d   Chairman & Representative Director of Fidelity
                       Investments Japan Limited, Chairman and Director of
                       FMR Far East, Chairman of the Executive Committee of
                       FMR, Chief Executive Officer of FMR Corp., Chairman
                       of the Board and a Director of FMR, FMR Corp., FMR
                       Texas Inc. and Fidelity Management & Research (U.K.)
                       Inc., President and Trustee of funds advised by FMR.



Yasuo Kuramoto         Vice Chairman & Representative Director & Portfolio
                       Manager of Fidelity Investments Japan Limited,
                       Chairman & Representative Director & Portfolio
                       Adviser of Fidelity International Investment Advisors
                       (Japan) Limited (1991-1993)



Yasukazu Akamatsu      President & Representative Director of Fidelity
                       Investments Japan Limited, Portfolio Manager of
                       Fidelity Investments Japan Limited (1993).



Hiroshi Yamashita      Managing Director & Portfolio Manager of Fidelity
                       Investments Japan Limited.



Nobuhide Kamiyama      Director & General Manager of Planning and Marketing
                       of Fidelity Investments Japan Limited.



Arthur M. Jesson       Director & General Manager of Information Systems
                       and Trading of Fidelity Investments Japan Limited.



Martin P. Cambridge    Director of Fidelity Investments Japan Limited, Chief
                       Financial Officer of Fidelity International Limited,
                       Financial Officer of Fidelity Investments International,
                       Director of Fidelity International Investment Advisors,
                       Director of Fidelity Investments (Taiwan) Limited,
                       Director & Secretary of Fidelity International
                       Investment Advisors (U.K.) Limited.



Noboru Kawai           Director & General Manager of Administration of
                       Fidelity Investments Japan Limited.



Dan H. Blanks          Director of Fidelity Investments Japan Limited,
                       President of Fidelity International Investments Limited,
                       Director of Fidelity International Limited (1993).



Shinobu Kasaya         Portfolio Manager of Fidelity Investments Japan
                       Limited.



Ken-ichi Mizushita     Portfolio Manager of Fidelity Investments Japan
                       Limited.



Edward S.J. Bang       Portfolio Manager of Fidelity Investments Japan
                       Limited (1994), Senior Analyst of Fidelity Management
                       & Research (Far East) Inc. (1991-1994).



Shigeki Makino         Portfolio Manager of Fidelity Investments Japan
                       Limited (1994), Senior Analyst of Fidelity Management
                       & Research (Far East) Inc. (1991-1994).



Asako Kibe             Portfolio Manager of Fidelity Investments Japan
                       Limited (1995), Senior Analyst of Fidelity Management
                       & Research (Far East) Inc. (1991-1995).


Item 29. Principal Underwriters
(a) Fidelity Distributors Corporation (FDC) acts as distributor for most funds advised by FMR.
(b)

Name and Principal   Positions and Offices   Positions and Offices

Business Address*    With Underwriter        With Registrant

Edward C. Johnson 3d   Director                   Trustee and President

W. Humphrey Bogart     Director                   None

Kurt A. Lange          President and Treasurer    None

Thomas W. Littauer     Senior Vice President      None

Arthur S. Loring       Vice President and Clerk   Secretary

* 82 Devonshire Street, Boston, MA
 (c) Not applicable.
Item 30. Location of Accounts and Records
 All accounts, books, and other documents required to be maintained by
Section 31a of the 1940 Act and the Rules promulgated thereunder are maintained by Fidelity Management & Research Company or Fidelity Service Co., 82 Devonshire Street, Boston, MA 02109, or the funds' respective custodians: The Chase Manhattan Bank, 1211 Avenue of the Americas, New York, N.Y. and Brown Brothers Harriman & Co., 40 Water Street, Boston, MA.
Item 31. Management Services
 Not applicable.
Item 32. Undertakings
(a) The Registrant undertakes to file a Post-Effective Amendment, using financial statements for Fidelity France Fund, Fidelity Germany Fund, Fidelity United Kingdom Fund, Fidelity Japan Small Companies Fund, Fidelity Hong Kong and China Fund, and Fidelity Nordic Fund, which need not be certified, within six months of the funds' effectiveness, unless permitted by the SEC to extend this period.
(b) The Registrant undertakes for Fidelity France Fund, Fidelity Germany Fund, Fidelity United Kingdom Fund, Fidelity Japan Small Companies Fund, Fidelity Hong Kong and China Fund, and Fidelity Nordic Fund: 1) to call a meeting of shareholders for the purpose of voting upon the question of removal of a trustee or trustees, when requested to do so by record holders of not less than 10% of its outstanding shares; and 2) to assist in communications with other shareholders pursuant to Section 16(c)(1) and
(2), whenever shareholders meeting the qualifications set forth in 16(c) seek the opportunity to communicate with other shareholders with a view toward requesting a meeting.
(c) The Registrant, on behalf of each fund, provided the information required by Item 5A is contained in the annual report, undertakes to furnish to each person to whom a prospectus has been delivered, upon their request and without charge, a copy of the Registrant's latest annual report to shareholders.
SIGNATURES
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for the effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 65 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston, and State of Massachusetts, on the 22nd day of February 1996.
      FIDELITY INVESTMENT TRUST
      By /s/Edward C. Johnson 3d (dagger)
        Edward C. Johnson 3d, President
Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.
     (Signature)    (Title)   (Date)


/s/Edward C. Johnson 3d(dagger)   President and Trustee           February 22, 1996

    Edward C. Johnson 3d          (Principal Executive Officer)




/s/Kenneth A. Rathgeber     Treasurer   February 22, 1996

    Kenneth A. Rathgeber

/s/J. Gary Burkhead    Trustee   February 22, 1996

    J. Gary Burkhead


/s/Ralph F. Cox              *   Trustee   February 22, 1996

   Ralph F. Cox


/s/Phyllis Burke Davis   *   Trustee   February 22, 1996

    Phyllis Burke Davis


/s/Richard J. Flynn         *   Trustee   February 22, 1996

    Richard J. Flynn


/s/E. Bradley Jones         *   Trustee   February 22, 1996

    E. Bradley Jones


/s/Donald J. Kirk             *   Trustee   February 22, 1996

    Donald J. Kirk


/s/Peter S. Lynch             *   Trustee   February 22, 1996

    Peter S. Lynch


/s/Edward H. Malone      *   Trustee   February 22, 1996

   Edward H. Malone


/s/Marvin L. Mann_____*    Trustee   February 22, 1996

   Marvin L. Mann

/s/Gerald C. McDonough*   Trustee   February 22, 1996

    Gerald C. McDonough

/s/Thomas R. Williams    *   Trustee   February 22, 1996

   Thomas R. Williams

(dagger) Signatures affixed by J. Gary Burkhead pursuant to a power of attorney dated December 15, 1994 and filed herewith.
* Signature affixed by Robert C. Hacker pursuant to a power of attorney dated December 15, 1994 and filed herewith.
POWER OF ATTORNEY
 We, the undersigned Directors, Trustees or General Partners, as the case may be, of the following investment companies:

Fidelity Advisor Annuity Fund         Fidelity Income Fund
Fidelity Advisor Series I             Fidelity Institutional Trust
Fidelity Advisor Series II            Fidelity Investment Trust
Fidelity Advisor Series III           Fidelity Magellan Fund
Fidelity Advisor Series IV            Fidelity Massachusetts Municipal Trust
Fidelity Advisor Series V             Fidelity Mt. Vernon Street Trust
Fidelity Advisor Series VI            Fidelity Municipal Trust
Fidelity Advisor Series VII           Fidelity New York Municipal Trust
Fidelity Advisor Series VIII          Fidelity Puritan Trust
Fidelity California Municipal Trust   Fidelity School Street Trust
Fidelity Capital Trust                Fidelity Securities Fund
Fidelity Charles Street Trust         Fidelity Select Portfolios
Fidelity Commonwealth Trust           Fidelity Sterling Performance Portfolio, L.P.
Fidelity Congress Street Fund         Fidelity Summer Street Trust
Fidelity Contrafund                   Fidelity Trend Fund
Fidelity Corporate Trust              Fidelity U.S. Investments-Bond Fund, L.P.
Fidelity Court Street Trust           Fidelity U.S. Investments-Government Securities
Fidelity Deutsche Mark Performance       Fund, L.P.
  Portfolio, L.P.                     Fidelity Union Street Trust
Fidelity Devonshire Trust             Fidelity Yen Performance Portfolio, L.P.
Fidelity Exchange Fund                Spartan U.S. Treasury Money Market
Fidelity Financial Trust                 Fund
Fidelity Fixed-Income Trust           Variable Insurance Products Fund
Fidelity Government Securities Fund   Variable Insurance Products Fund II
Fidelity Hastings Street Trust


plus any other investment company for which Fidelity Management & Research Company acts as investment adviser and for which the undersigned individuals serve as Board Members (collectively, the "Funds"), hereby severally constitute and appoint Arthur J. Brown, Arthur C. Delibert, Robert C. Hacker, Richard M. Phillips, Dana L. Platt and Stephanie A. Djinis, each of them singly, our true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for us and in our names in the appropriate capacities, all Pre-Effective Amendments to any Registration Statements of the Funds, any and all subsequent Post-Effective Amendments to said Registration Statements, any Registration Statements on Form N-14, and any supplements or other instruments in connection therewith, and generally to do all such things in our names and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.
 WITNESS our hands on this fifteenth day of December, 1994.
/s/Edward C. Johnson 3d         /s/Donald J. Kirk

Edward C. Johnson 3d            Donald J. Kirk





/s/J. Gary Burkhead             /s/Peter S. Lynch

J. Gary Burkhead                Peter S. Lynch





/s/Ralph F. Cox                 /s/Marvin L. Mann

Ralph F. Cox                    Marvin L. Mann





/s/Phyllis Burke Davis          /s/Edward H. Malone

Phyllis Burke Davis             Edward H. Malone





/s/Richard J. Flynn             /s/Gerald C. McDonough

Richard J. Flynn                Gerald C. McDonough





/s/E. Bradley Jones             /s/Thomas R. Williams

E. Bradley Jones                Thomas R. Williams

POWER OF ATTORNEY
 I, the undersigned President and Director, Trustee or General Partner, as the case may be, of the following investment companies:

Fidelity Advisor Annuity Fund         Fidelity Institutional Trust
Fidelity Advisor Series I             Fidelity Investment Trust
Fidelity Advisor Series II            Fidelity Magellan Fund
Fidelity Advisor Series III           Fidelity Massachusetts Municipal Trust
Fidelity Advisor Series IV            Fidelity Money Market Trust
Fidelity Advisor Series V             Fidelity Mt. Vernon Street Trust
Fidelity Advisor Series VI            Fidelity Municipal Trust
Fidelity Advisor Series VII           Fidelity New York Municipal Trust
Fidelity Advisor Series VIII          Fidelity Puritan Trust
Fidelity California Municipal Trust   Fidelity School Street Trust
Fidelity Capital Trust                Fidelity Securities Fund
Fidelity Charles Street Trust         Fidelity Select Portfolios
Fidelity Commonwealth Trust           Fidelity Sterling Performance Portfolio, L.P.
Fidelity Congress Street Fund         Fidelity Summer Street Trust
Fidelity Contrafund                   Fidelity Trend Fund
Fidelity Corporate Trust              Fidelity U.S. Investments-Bond Fund, L.P.
Fidelity Court Street Trust           Fidelity U.S. Investments-Government Securities
Fidelity Destiny Portfolios              Fund, L.P.
Fidelity Deutsche Mark Performance    Fidelity Union Street Trust
  Portfolio, L.P.                     Fidelity Yen Performance Portfolio, L.P.
Fidelity Devonshire Trust             Spartan U.S. Treasury Money Market
Fidelity Exchange Fund                   Fund
Fidelity Financial Trust              Variable Insurance Products Fund
Fidelity Fixed-Income Trust           Variable Insurance Products Fund II
Fidelity Government Securities Fund
Fidelity Hastings Street Trust
Fidelity Income Fund


plus any other investment company for which Fidelity Management & Research Company acts as investment adviser and for which the undersigned individual serves as President and Board Member (collectively, the "Funds"), hereby severally constitute and appoint J. Gary Burkhead, my true and lawful attorney-in-fact, with full power of substitution, and with full power to sign for me and in my name in the appropriate capacity, all Pre-Effective Amendments to any Registration Statements of the Funds, any and all subsequent Post-Effective Amendments to said Registration Statements, any Registration Statements on Form N-14, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorney-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.
 WITNESS my hand on the date set forth below.
/s/Edward C. Johnson 3d   December 15, 1994

Edward C. Johnson 3d